Exhibit 4.17

COOPER RETIREMENT SAVINGS AND STOCK OWNERSHIP PLAN

January 1, 2008 Restatement

COOPER SAVINGS AND STOCK OWNERSHIP PLAN

January 1, 2008 Restatement

TABLE OF CONTENTS

ARTICLE I DEFINITIONS AND CONSTRUCTION

1.1	Definitions	8
1.2	Construction	16

ARTICLE II ELIGIBILITY TO PARTICIPATE

2.1	Commencement of Participation	17
2.2	Changes in Employment Status	17
2.3	Election Form	17

ARTICLE III CONTRIBUTIONS

3.1	Basic Contributions	18
3.2	Supplemental Contributions	19
3.3	Matching Contributions	19
3.4	Rollover Contributions	19
3.5	Transferred Contributions	19
3.6	Company Retirement Contributions	20
3.7	Transfers From Other Company Plans	20
3.8	Transfers To Other Company Plans	20
3.9	Effect of Plan Termination or Withdrawal	20

ARTICLE IV ADMINISTRATION OF CONTRIBUTIONS

4.1	Delivery of Contributions	22
4.2	Allocation of Basic Contributions	22
4.3	Allocation of Matching Contributions	22
4.4	Allocation of Company Retirement Contributions	22
4.5	Changes in Reduction and Deduction Authorizations	22

(i)

ARTICLE V DEPOSIT AND INVESTMENT OF CONTRIBUTIONS

5.1	Deposit of Contributions	24
5.2	Investment Elections for Future Basic Contributions	24
5.3	Reallocations and Transfers of Past Basic, Supplemental and Rollover Contributions	24
5.4	Election to Reallocate Matching Contributions	24

ARTICLE VI ESTABLISHMENT OF FUNDS AND MEMBERS’ ACCOUNTS

6.1	Establishment of Funds	26
6.2	Company Stock Fund	26
6.3	Income on Trust Funds	26
6.4	Separate Accounts	26

ARTICLE VII VESTING

7.1	Vesting in Matching Contributions	27
7.2	Vesting in Basic, Supplemental, Rollover, and Transferred Contributions	27
7.3	Vesting in Company Retirement Contributions	27
7.4	Forfeitures	27
7.5	Election of Former Vesting Schedule	28
7.6	Vesting Service	28
7.7	Transfers	29
7.8	Reinstatement of Years of Vesting Service	29
7.9	Finality of Determinations	29

ARTICLE VIII WITHDRAWALS WHILE EMPLOYED

8.1	Withdrawals Prior to Age 59-1/2	30
8.2	Special Rules for Hurricane-Related Hardship Distributions	31
8.3	Withdrawals After Age 59-1/2	32
8.4	Form of Withdrawals	33

ARTICLE IX LOANS

9.1	Approval and Nature of Loan	34
9.2	Terms and Conditions	34
9.3	Repayment of a Loan	34
9.4	Special Rules for the Application of the Provisions of the Katrina Emergency Tax Relief Act of 2005 (KETRA) and the Gulf Opportunity Zone Ace of 2005 (GOZA)	35

(ii)

ARTICLE X DISTRIBUTION ON RETIREMENT OR OTHER TERMINATION OF EMPLOYMENT

10.1	Eligibility for Distribution	37
10.2	Distribution of Separate Accounts	37
10.3	Installment Payment Option	37
10.4	Required Minimum Distributions	37
10.5	Restriction on Alienation	38
10.6	Payments to Incompetents or Minors	38
10.7	Annuities	38
10.8	Eligible Rollover Distributions	38
10.9	Direct Transfer by Non-Spouse Beneficiary	39

ARTICLE XI BENEFICIARIES AND DEATH BENEFITS

11.1	Designation of Beneficiary	41
11.2	Beneficiary in the Absence of Designated Beneficiary	41
11.3	Spousal Consent to Beneficiary Designation	41
11.4	Death Benefits	41

ARTICLE XII PLAN ADMINISTRATION

12.1	Plan Administrator	42
12.2	Plans Management Procedure; Named Fiduciaries	42
12.3	Benefit Application; Claims Review	42
12.4	Compensation, Bonding and Expenses of Committee Members	43
12.5	Company to Supply Information	43
12.6	Qualified Domestic Relations Orders	43
12.7	Finality of Determination	43
12.8	Promulgating Notices and Procedures	44
12.9	Use of Electronic Media for “Participant Elections”	45

ARTICLE XIII COOPER ESOP

13.1	Allocations of Matching Contributions	46
13.2	Voting of Company Stock	46
13.3	Dividends on Company Stock	47
13.4	Restrictions on Company Stock	47

(iii)

ARTICLE XIV AMENDMENT AND TERMINATION

14.1	Amendment	48
14.2	Limitation of Amendment	48
14.3	Termination	48
14.4	Withdrawal of an Employer	49
14.5	Corporate Reorganization	49
14.6	Merger of Certain Frozen Plans	49

ARTICLE XV MISCELLANEOUS PROVISIONS

15.1	No Commitment as to Employment	51
15.2	Benefits	51
15.3	No Guarantees	51
15.4	Exclusive Benefit	51
15.5	Duty to Furnish Information	51
15.6	Merger, Consolidation or Transfer of Plan Assets	51
15.7	Return of Contributions to Employers	52
15.8	Addenda	52
15.9	Provisions with Respect to Uniformed Services Employment and Reemployment Rights Act of 1994	52
15.10	Governing Law	53

Appendix A Non-Discrimination Rules

Appendix B Section 415 Limitations

Appendix C Top-Heavy Plan Rules

Appendix D Active Covered Facilities and Employment Classifications

Appendix E Transferor Plans

Appendix F Merged Plans and Protected Benefits

Appendix G Required Minimum Distributions

Appendix H Service with Predecessor Organizations

IAR Addenda

A - IAR Addenda for Active IAR Members

(iv)

COOPER SAVINGS AND STOCK OWNERSHIP PLAN

January 1, 2008 Restatement

WHEREAS, Cooper Industries, Inc. (hereinafter referred to as the “Company”) established a profit-sharing and savings plan known as the Cooper Industries, Inc. Savings Plan (hereinafter referred to as the “Savings Plan”), effective as of July 1, 1985, for the exclusive benefit of eligible employees of the Company and eligible employees of its subsidiaries that are participating employers under the Savings Plan; and

WHEREAS, effective as of June 16, 1989, the Company adopted the Cooper Industries, Inc. Stock Ownership Plan (hereinafter referred to as the “Cooper ESOP”) in conjunction with the Savings Plan; and

WHEREAS, effective as of the close of business on June 30, 1989, the assets and liabilities attributable to participants in the Savings Plan who were also participants in the Master Individual Account Retirement Plan of Cooper Industries, Inc. (hereinafter referred to as the “Cooper Master IAR Plan”) were spun-off from the Savings Plan and merged into the Cooper Master IAR Plan to form the Cooper Industries Inc. Retirement and Savings Plan (hereinafter referred to as the “Cooper Retirement Savings Plan”) which thereafter also continued to be maintained in conjunction with the Cooper ESOP; and

WHEREAS, the Savings Plan, the Cooper Retirement Savings Plan, and the Cooper ESOP were amended on numerous occasions; and

WHEREAS, effective as of May 1, 1997, the Savings Plan was merged into the Cooper Retirement Savings Plan (hereinafter referred to as the “Plan”) and the Plan was restated; and

WHEREAS, effective as of the close of business on December 30, 2005, the Cooper ESOP was merged into the Plan; and

WHEREAS, the Plan was last amended and restated as of December 31, 1999; and

WHEREAS, the restated Plan was subsequently amended on twelve occasions; and

WHEREAS, the Company now desires to restate the Plan to comply with the Economic Growth and Tax Relief Reconciliation Act of 2001, the Job Creation and Worker Assistance Act of 2002, the Katrina Emergency Tax Relief Act of 2005 (KETRA), the Gulf Opportunity Zone Act of 2005 (GOZA), and certain provisions of the Pension Protection Act of 2006 and other law changes;

NOW, THEREFORE, except as otherwise provided in the Plan, the Plan is hereby amended and restated effective January 1, 2008, in the manner hereinafter set forth.

ARTICLE I

DEFINITIONS AND CONSTRUCTION

1.1	Definitions.

The following words and phrases as used herein shall have the meanings hereinafter set forth, unless a different meaning is plainly required by the context:

(1)	The term “Addendum” shall mean the overriding provisions that are applicable to certain Members and certain Inactive Members in accordance with the provisions of Section 15.8, that constitute for all purposes a part of the Plan, and that in the event of conflict with any other provisions of the Plan, are controlling.

(2)	The term “Affiliate” shall mean any member of a controlled group of corporations (as determined under Section 414(b) of the Code) of which the Company is a member; any member of a group of trades or businesses under common control (as determined under Section 414(c) of the Code) with the Company; any member of an affiliated service group (as determined under Section 414(m) of the Code) of which the Company is a member; and any other entity which is required to be aggregated with the Company pursuant to the provisions of Section 414(o) of the Code.

(3)	The term “Affiliated Group” shall mean the group of entities which are Affiliates.

(4)	The term “Allocation Year” shall mean the 12-month period which begins each January 1 and ends on the subsequent December 31.

(5)	The term “Basic Account” shall mean the Separate Account of a Member to which Basic Contributions are allocated and credited in accordance with the provisions of Section 4.2.

(6)	The term “Basic Contribution” shall mean any cash or deferred arrangement contribution made to the Plan by an Employer on behalf of a Member in accordance with the provisions of Section 3.1 and a duly filed Compensation reduction authorization.

(7)	The term “Beneficiary” shall mean the person or persons who, in accordance with the provisions of Article XI hereof, are entitled to receive distribution under the Plan in the event a Member or Inactive Member dies before his interest is distributed to him in full.

(8)	The term “Break in Service” shall mean any Plan Year during which an Employee completes less than 500 Hours of Service; provided, however, no Employee shall incur a Break in Service solely by reason of an absence due to (i)

the birth of a child of the Employee, (ii) the pregnancy of the Employee, (iii) the placement of a child with the Employee on account of the adoption of such child by such Employee, or (iv) the caring for a child of an Employee for a period beginning following the birth or placement of such child, with respect to the Plan Year in which such absence begins, if the Employee otherwise would have incurred a Break in Service or, in any other case, in the immediately following Plan Year; and provided further, that although an Employee may not receive credit for vesting or benefit accrual purposes, a Break in Service shall not be deemed to occur with respect to any layoff or sick leave that is not in excess of the period of time during which his seniority is retained.

(9)	The term “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time. Reference to a section of the Code shall include such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

(10)	The term “Company” shall mean Cooper US, Inc., its corporate successors, and the surviving corporation resulting from any merger or consolidation of Cooper US, Inc. with any other corporation or corporations.

(11)	The term “Company Retirement Account” and shall mean the separate account to which the Company Retirement Contributions are allocated and credited in accordance with the provisions of Section 4.4.

(12)	The term “Company Retirement Contributions” shall mean the profit sharing contributions made to the Plan by an Employer in accordance with the provisions of Section 3.6.

(13)	The term “Company Stock” shall mean common stock of Cooper which is readily tradeable on an established securities market and/or noncallable preferred stock convertible into common stock of Cooper which is readily tradeable on an established securities market.

(14)	The term “Company Stock Fund” shall mean the Fund which is established and maintained pursuant to the provisions of Sections 6.1 and 6.2.

(15)	The term “Compensation” shall mean the compensation within the meaning of Section 415(c)(3) of the Code, paid during a Compensation Period by the Employer to a Member while a Member, including all wages and salary, commissions and annual management incentive bonuses, sales incentives, overtime pay, vacation pay to terminated Members and any Basic Contributions contributed under the Plan with respect to such Member during such Plan Year and elective Employer contributions made on behalf of a Member that are not includible in gross income under Section 125 or Section 402(e)(3) of the Code and, for Plan Years beginning on or after January 1, 2001, Section 132(f)(4) of the Code, but excluding relocation expense reimbursements (including mortgage interest differentials) or other expense allowances, fringe benefits, automobile allowance income and foreign service premiums and allowances, deferred compensation (other than Basic Contributions), welfare benefits, and any other extraordinary income (examples of which include, but are not limited to, sign-on bonuses, long-term management incentive compensation awards, patent/suggestion awards, safety awards, and service awards), and severance pay. Notwithstanding the foregoing, in no event shall the annual Compensation of a Member taken into account under the Plan for any Compensation Period exceed the annual dollar limit under Section 401(a)(17)(A) of the Code, as adjusted for increases in the cost-of-living pursuant to Section 401(a)(17)(B) of the Code. If a Compensation Period consists of fewer than 12 months, the annual compensation limit under Section 401(a)(17) of the Code shall be multiplied by a fraction, the numerator of which is the number of months in the determination period and the denominator of which is 12.

(16)	The term “Compensation Period” for all Eligible Employees shall mean the 12-consecutive-calendar-month period beginning each January 1st and ending each subsequent December 31st.

(17)	The term “Contribution Hour” shall mean an hour of employment for which a Member receives pay from the Employer, including overtime hours (but not premium hours), holiday hours, vacation hours, jury duty hours and bereavement leave hours. Notwithstanding the foregoing a Contribution Hour, however, shall not include any paid hours for any other absence or other periods during which no duties are performed for the Company.

(18)	The term “Cooper” shall mean Cooper Industries, Ltd., its corporate successors, and the surviving corporation resulting from any merger or consolidation of Cooper with any other corporation or corporations.

(19)	The term “Cooper ESOP” shall mean the Cooper Stock Ownership Plan which was until its merger into the Cooper Retirement Savings Plan at the close of business on December 30, 2005, a separate plan maintained in conjunction with the Cooper Retirement Savings Plan. On and after such merger, the Cooper ESOP shall be comprised of the Company Stock Fund under the Plan and shall be part of the Plan.

(20)	The term “Cooper Retirement Savings Plan” shall mean, prior to the close of business on December 30, 2005, the separate retirement savings plan which was set forth in the Plan document as a profit-sharing plan and which is qualified under Section 401(a) of the Code with a qualified cash or deferred arrangement permitted under Section 401(k) of the Code. As of the close of business on December 30, 2005, the Cooper Retirement Savings Plan together with the Cooper ESOP which was merged into the Cooper Retirement Savings Plan at the close of business on December 30, 2005, shall comprise the Plan.

(21)	The term “Early Commencement Date” shall mean the date on which a Member or Inactive Member terminates employment with the Affiliated Group regardless of age.

(22)	The term “Eligible Employee” shall mean an Employee who is employed at a facility in an employment classification listed on Appendix D and who is not a 5% owner as defined in Section 416(i)(l)(B) of the Code, a co-op student, a relief nurse, a college intern, a student summer hire, or a call-in guard.

(23)	The term “Employee” shall mean any common law employee of an Employer who is paid in United States dollars from a payroll maintained in the United States; provided, however, that such term shall not include (i) any person who is rendering service to an Employer solely as a Leased Worker, director, or an independent contractor, (ii) any person who is covered by a collective bargaining agreement unless such agreement specifically provides for coverage by the Plan, or (iii) any person who is a nonresident alien and who receives no earned income within the meaning of Section 911(b) of the Code from an Employer which constitutes income from sources within the United States as defined in Section 861(a)(3) of the Code.

(24)	The term “Employer” shall mean the Company or any Subsidiary of the Company that is listed below as a Participating Subsidiary and any other Subsidiary that adopts the Plan as herein provided so long as the Subsidiary has not withdrawn from the Plan.

Participating Subsidiaries

Cooper B-Line, Inc.

Cooper Bussmann, LLC.

Cooper Crouse-Hinds, LLC

Cooper Lighting, LLC

Cooper Power Systems, LLC

Cooper Tools, Inc.

Cooper Tools International, LLC

Cooper Wheelock, Inc.

Madahcom, Inc.

(25)	The term “Employment Commencement Date” shall mean the first date on which an Employee completes an Hour of Service.

(26)	The term “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to a section of ERISA shall include such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

(27)	The term “Fund” shall mean any of the investment funds established and maintained in accordance with the provisions of Article VI.

(28)	The term “Hour of Service” shall mean an hour for which an Employee is paid, or entitled to be paid, with respect to the performance of duties for an Employer or an Affiliate either as regular wages, salary or commissions, or pursuant to an award or agreement requiring an Employer or an Affiliate to pay back wages. An Employee shall be credited with 8 Hours of Service per day (up to a maximum of 40 Hours of Service per week) for each day that he is on a leave of absence authorized under the Family and Medical Leave Act of 1993, as amended (“FMLA”); provided that such hours are required to be credited under the FMLA. Hours under this paragraph (30) shall be calculated and credited pursuant to Section 2530.200b-2(b) and (c) of the Department of Labor regulations which are incorporated herein by reference.

In the case of a salaried Employee for which actual hours are not tracked or recorded, the salaried Employee shall be credited with 40 Hours of Service per week.

(29)	The term “IAR Account” shall be interchangeable with the term “Company Retirement Account” and shall mean the separate account to which the Company Retirement Contributions are allocated and credited in accordance with the provisions of Section 4.4.

(30)	The term “IAR Addendum” shall mean an Addendum applicable to certain IAR Members in a specific Participating Unit.

(31)	The term “IAR Member” shall mean a Member who is in a Participating Unit covered by an IAR Addendum.

(32)	The term “Inactive Member” shall mean any Member who ceases to be an Employee and whose Separate Accounts have not been distributed in accordance with the provisions of the Plan.

(33)	The term “Leased Worker” shall be a person (other than a person who is an employee without regard to this paragraph (33)) engaged in performing services for an Affiliate (the “recipient”) pursuant to an agreement between the recipient and any other person (“Leasing Organization”) who meets the following requirements:

(a)	he has performed services for one or more Affiliates (or for any other “related persons” determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year; and

(b)	prior to December 31, 1997, such services are of a type historically performed, in the business field of the recipient, by employees and after December 30, 1997, such services are under the primary direction or control of a recipient; and

(c)	he is not participating in a “safe harbor plan” of the Leasing Organization. (For this purpose, a “safe harbor plan” is a plan that satisfies the requirements of Section 414(n)(5) of the Code, which will generally be a money purchase pension plan with a non-integrated employer contribution rate of at least ten percent of compensation and which provides for immediate participation and full and immediate vesting).

A person who is a Leased Worker during any Plan Year shall also be considered an employee of an Affiliate (solely for the purpose of determining length of service for participation and vesting purposes) but shall not be a Member and shall not otherwise be eligible to become covered by the Plan during any period in which he is a Leased Worker. Notwithstanding the foregoing, the sole purpose of this paragraph (33) is to define and apply the term “Leased Worker” strictly (and only) to the extent necessary to satisfy the minimum requirements of Section 414(n) of the Code relating to “leased employees”. This paragraph (33) shall be interpreted, applied and, if and to the extent necessary, deemed modified without formal amendment of language, so as to satisfy solely the minimum requirements of Section 414(n) of the Code.

(34)	The term “Local Administrative Committee” shall mean the individual administrative committee appointed with respect to the Plan by the Plans Administration Committee pursuant to the Plans Management Procedure.

(35)	The term “Master IAR Entry Date” shall mean the date specified in an IAR Addendum that a Participating Unit initially becomes, or became, covered by the Cooper Retirement Savings Plan, or a predecessor thereof.

(36)	The term “Matching Account” shall mean the Separate Account of a Member to which Matching Contributions are allocated and credited in accordance with the provisions of Section 4.3.

(37)	The term “Matching Contribution” shall mean the contributions which an Employer contributes to the Plan in accordance with the provisions of Section 3.3.

(38)	The term “Member” shall mean an Eligible Employee who participates in the Plan in accordance with the provisions of Article II

(39)	The term “Normal Retirement Age” shall mean age 65.

(40)	The term “Participating Unit” shall mean an employment unit or facility of an Employer to which the Plan is extended.

(41)	The term “Pay Period” shall mean the periodic payroll period for which a Member receives compensation from an Employer.

(42)	The term “Plan” shall mean the “Cooper Retirement Savings and Stock Ownership Plan, a profit-sharing plan that is qualified under Section 401(a) of the Code and that has a qualified cash or deferred arrangement permitted under Section 401(k) of the Code.

(43)	The term “Plan Year” for the period prior to the close of business on December 30, 2005, shall mean each 12-month period beginning December 31 and terminating each subsequent December 30, for the period beginning on the close of business December 30, 2005 and ending December 31, 2005, a one-day period ending December 31, 2005, and for the period beginning January 1, 2006, each 12-calendar-month period beginning each January 1 and ending each subsequent December 31.

(44)	The term “Plans Administration Committee” shall mean the committee appointed by the Chief Executive Officer of the Company pursuant to the Plans Management Procedures to establish, amend, terminate, monitor and administer the benefit plans of the Affiliated Group pursuant to the provisions of the Plans Management Procedures.

(45)	The term “Plans Management Procedure” shall mean the procedures adopted by the Board of Directors of the Company to allocate and delegate fiduciary responsibilities with respect to the benefit plans of the Affiliated Group.

(46)	The term “Reemployment Date” shall mean the first date on which an Employee completes an Hour of Service after a Severance Date.

(47)	The term “Rollover Account” shall mean the Separate Account of a Member to which Rollover Contributions and Transferred Contributions are credited in accordance with the provisions of Section 3.4 or 3.5.

(48)	The term “Rollover Contribution” shall mean any contribution made to the Plan by a Member or Inactive Member in accordance with the provisions of Section 3.4 and described in Section 402(a)(5), 403(a)(4) or 408(d)(3)(A) of the Code.

(49)	The term “Separate Account” shall mean any of the accounts that are established and maintained in accordance with the provisions of Section 6.5 and that reflect the interest of the Basic Account, Supplemental Account, Matching Account, IAR Account, and Rollover Account of a Member in the Funds.

(50)	The term “Severance Date” shall mean the later of (a) the date on which contributions to the Plan on behalf of a person cease, or (b) the date on which an Employee retires, becomes totally and permanently disabled, dies, or otherwise terminates employment with the Affiliated Group; provided, however, that if an Employee is absent from employment while in active service in the Armed Forces of the United States, his Severance Date shall be the date on which he terminated his employment, unless he returns to employment with an Employer or an Affiliate during the time period prescribed by federal law; and provided further, that no Employee shall incur a Severance Date until the second anniversary of the first date on which such Employee is absent from employment with an Employer or an Affiliate for maternity or paternity reasons. For purposes of this paragraph (50), an absence for maternity or paternity reasons means an absence due to the pregnancy of the Employee, the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of such child by the Employee, or the caring of such child for a period beginning immediately following such birth or placement. Notwithstanding the foregoing, if an Employee retires or dies, or his employment otherwise is terminated during a period of absence from employment for any reason other than retirement or termination, his Severance Date shall be the date of such retirement, death, or other termination of employment. In any case where an Employee receives severance pay upon his termination of active employment as an Employee, the Employee’s Severance Date shall be the date after his termination of active employment as an Employee and prior to any resumption of such active employment on which the earlier occurs: (i) his death, or (ii) the date on which he is last paid severance pay.

(51)	The term “Subsidiary” shall mean any corporation of which at least 51 percent of the outstanding stock is owned beneficially by the Company either directly or indirectly through another subsidiary.

(52)	The term “Supplemental Account” shall mean the Separate Account to which Supplemental Contributions were allocated and credited prior to December 31, 1999.

(53)	The term “Supplemental Contribution” shall mean any after-tax contribution made to the Plan by a Member to the Plan prior to December 31, 1999.

(54)	The term “Total and Permanent Disability” shall mean incapacity of a Member incurred while an employee of an Affiliate by reason of any medically demonstrated physical or mental condition which the Company finds, on the basis of qualified medical evidence, will permanently prevent such Member from being able, or would endanger his life if he continued, to engage in any employment with the Affiliated Group or in any other employment or occupation for remuneration or profit which might reasonably be considered within his capabilities, other than in such employment which is found to be for purposes of rehabilitation; excluding, however, incapacity resulting from (i) injury or disease incurred while in military service; (ii) chronic alcoholism or addiction to narcotics; (iii) engagement in a felonious act; or (iv) an intentionally self-inflicted injury or illness.

(55)	The term “Transferred Contributions” shall mean any assets that are transferred to the Trustee of the Plan in accordance with the provisions of Section 3.5.

(56)	The term “Trust” shall mean the trust established under the Trust Agreement to hold and invest contributions made under the Plan.

(57)	The term “Trust Agreement” shall mean the agreement between the Company and the Trustee that establishes the Trust.

(58)	The term “Trustee” shall mean the trustee or trustees that are qualified and acting under the Trust Agreement at any time.

(59)	The term “Valuation Date” shall mean (i) each business day of each calendar month or (ii) any such other date as may be designated by the Plans Administration Committee and accepted by the Trustee which is determined to be in the best interests of Members.

(60)	The term “Vesting Service” shall mean the period of employment used in determining a Member’s vested interest in his Company Retirement Account in accordance with the provisions of Sections 7.6, 7.7, and 7.8.

1.2	Construction.

Where necessary or appropriate to the meaning hereof, the singular shall be deemed to include the plural and the masculine pronoun to include the feminine.

ARTICLE II

ELIGIBILITY TO PARTICIPATE

2.1	Commencement of Participation.

Each Eligible Employee shall become a Member and participate in the Plan as of his Employment Commencement Date, or if later, the date on which the Employee is employed at a facility listed on Appendix D.

2.2	Changes in Employment Status.

If a Member ceases to be an Eligible Employee but continues in the employment of an Employer as an Employee, he shall continue as a Member until his participation is otherwise terminated in accordance with the provisions of the Plan; provided, however, that such Member shall share in Matching Contributions only to the extent and on the basis of his Basic Contributions made and such Member shall share in Company Retirement Contributions only to the extent and on the basis of continued participation. If a Member ceases to be an Employee, he shall become an Inactive Member until his participation in the Plan is otherwise terminated in accordance with the provisions of the Plan or he again becomes an Employee and an active Member.

2.3	Election Form.

Each Member shall make an election in accordance with procedures established by the Local Administrative Committee with respect to his participation in the Plan that shall contain the following information:

(a)	his authorization for his Employer to reduce his Compensation in order to make Basic Contributions on his behalf pursuant to the provisions of Section 3.1; and

(b)	his election with respect to the investment of his Basic Contributions pursuant to the provisions of Section 5.2.

ARTICLE III

CONTRIBUTIONS

3.1	Basic Contributions.

Commencing with the date as of which he becomes a Member, each Member may elect to have Basic Contributions made in 1 percent increments on his behalf to the Plan by his Employer; provided, however, that such percentage shall not be less than 1 percent nor more than 100 percent and in no event shall such Basic Contributions under the Plan and all other qualified plans maintained by the Company or an Affiliate during a calendar year exceed the dollar limitation contained in Section 402(g) of the Code for such calendar year or any limits established by the Local Administrative Committee due to payroll system constraints. If a Member elects to have such Basic Contributions made on his behalf, his Compensation shall be reduced by the percentage he elects pursuant to the terms of the Compensation reduction authorization described in paragraph (a) of Section 2.3, or Section 4.5. Unless specifically provided otherwise in the Plan, each Member who is an Eligible Employee may elect to have Basic Contributions made on his behalf to the Plan. Notwithstanding the foregoing provisions of this Section 3.1, Basic Contributions made with respect to a Plan Year on behalf of Highly Compensated Employees, as defined in Appendix A, may be limited by the Local Administrative Committee or the Plans to the extent necessary to ensure that the requirements of Section 401(k) of the Code are not exceeded. Beginning on or after January 1, 2002, all Participants who have attained age 50 before the close of their taxable year shall be eligible to make catch-up Basic Contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up Basic Contributions shall not be taken into account for purposes of Plan provisions implementing the required limitations of Sections 402(g) and 415 of the Code. Furthermore, the Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Sections 401(k)(3), 401(k)(ll), 401(k)(12), 410(b) or 416 of the Code, as applicable, by reason of the making of such catch-up Basic Contributions.

Company contributions generally may not be deemed as Basic Contributions if they are deposited to the Trust before the payroll date associated with services rendered or before the services have been performed. An exception to the foregoing timing rule on deposits to the Trust is available where the earlier deposit of Basic Contribution amounts is on account of bona fide administrative considerations (as more fully described in the Income Tax regulations), and the timing of such deposits is not made for the principal purpose of accelerating deductions.

3.2	Supplemental Contributions.

Effective as of December 31, 1999, no additional Supplemental Contributions shall be made to the Plan.

3.3	Matching Contributions.

Each Employer shall cause to be paid to the Trustee as its Matching Contribution hereunder for each payroll period an amount which equals 100 percent of the Basic Contributions for such payroll period attributable to the first 6 percent of the Compensation of each Member. All Matching Contributions shall be made solely under the Cooper ESOP. Furthermore, the Employer shall cause to be paid on behalf of each Member an additional Matching Contribution following the close of the Plan Year equal to (a) minus (b), where (a) equals the lesser of (i) 100% of the Member’s Basic Contributions made for the Plan Year and (ii) 6% of the Member’s Compensation for the Plan Year and (b) equals the amount of Matching Contributions that have already been contributed for the Plan Year.

3.4	Rollover Contributions.

In accordance with procedures established by the Local Administrative Committee, a Member or Inactive Member may elect to make a Rollover Contribution to the Plan by delivering, or causing to be delivered, to the Trustee the assets which constitute such Rollover Contribution at such time or times and in such manner and form as shall be specified by the Local Administrative Committee. Upon receipt by the Trustee, such assets shall be credited to a Rollover Account established on behalf of such Member or Inactive Member, as the case may be, and shall be deposited in the Funds (other than the Company Stock Fund) in accordance with an investment election of the Member or Inactive Member. Such election shall specify a combination of investment selections among such Funds, in 1 percent increments which, in the aggregate, equal 100 percent and shall be made in such form, time, and manner as shall be specified by the Local Administrative Committee. A Rollover Contribution by a Member or Inactive Member pursuant to this Section 3.4 shall not be deemed to be a contribution of such Member or Inactive Member for any purpose of the Plan and shall be fully vested in the Member or Inactive Member at all times.

3.5	Transferred Contributions.

Except as provided in Section 3.7, the Company may cause the transfer to the Trustee of funds representing the vested account balances (hereinafter referred to as “Transferred Contributions”) of Members held by a funding agent of a tax-qualified plan (hereinafter referred to as a “transferor plan”) in which such Members previously participated; provided, however, that such transfer shall be made in such form, time, and manner as shall be specified by the Local Administrative Committee. The Trustee shall credit the Rollover Account of any Member on whose behalf such funds were transferred with such funds and shall deposit such funds in the Funds (other than the Company Stock Fund) in accordance with an investment election of such Member. Such election shall specify a combination of investment selections among such Funds, in 1 percent increments, which, in the aggregate, equal 100 percent, and shall be made in such form, time and manner as shall be specified by the Local Administrative Committee. Any assets held by the Trustee, the investment of which is not directed by a Member, shall be invested as directed by the Plans Administration Committee. Any portion of a Rollover Account of a Member attributable to Transferred Contributions shall be fully vested in such Member at all times.

3.6	Company Retirement Contributions.

Each Employer shall cause to be paid to the Trustee as its Company Retirement Contribution for each payroll period an amount which equals 3 percent of each Member’s Compensation minus any forfeitures under Section 7.4. Furthermore, the Employers may make a supplemental Company Retirement Contribution with respect to IAR Members of a Participating Unit in an amount set forth in the IAR Addendum applicable to such Participating Unit.

3.7	Transfers From Other Company Plans.

Any Member who transfers to employment covered by the Plan from employment with the Affiliated Group that had been covered under a volume submitter qualified defined contribution plan pursuant to a collective bargaining agreement (an “IAR Plan”), shall have his account under such IAR Plan transferred to the Plan and maintained thereafter as a subaccount of the Member’s IAR Account, subject to all rules and procedures relating to IAR Accounts under the Plan.

3.8	Transfers To Other Company Plans.

Any Member who transfers to employment with the Affiliated Group that is covered under a volume submitter qualified defined contribution plan pursuant to a collective bargaining agreement (an “IAR Plan”), may elect to have his account under this Plan transferred to the IAR Plan and maintained thereafter as a subaccount of the Member’s Account, subject to all rules and procedures relating to the Accounts under the IAR Plan provided that:

(a)	The entire account under this Plan is transferred to the IAR Plan, and

(b)	The entire account under this Plan is, immediately prior to such transfer to the IAR Plan, invested in Funds other than employer securities.

3.9	Effect of Plan Termination or Withdrawal.

Notwithstanding any other provision of the Plan to the contrary, the termination of the Plan or the withdrawal of an Employer from the Plan shall terminate the liability of the

Employers or such Employer, respectively, to make further Matching Contributions and Company Retirement Contributions hereunder.

ARTICLE IV

ADMINISTRATION OF CONTRIBUTIONS

4.1	Delivery of Contributions.

Each Employer shall cause to be delivered to the Trustee all Basic, Matching, Company Retirement, and Rollover Contributions made in accordance with the provisions of Article III pursuant to procedures established by the Local Administrative Committee; provided, however, that Basic Contributions shall be delivered no later than the 15th business day of the month following the month in which such contributions would otherwise have been payable to the Member in cash.

4.2	Allocation of Basic Contributions.

Subject to the provisions of Appendix A, the Basic Contributions made on behalf of a Member for each payroll period shall be allocated and credited to the Basic Account of such Member.

4.3	Allocation of Matching Contributions.

Subject to the provisions of Appendix A, the Matching Contribution of the Employer for any payroll period shall be allocated among Members who had Basic Contributions made on their behalf during such time period. Each such Member’s allocated share of the Matching Contribution of the Employers for such payroll period shall be equal to 100 percent of the Basic Contributions made on his behalf attributable to the first 6 percent of the Compensation of each Member, and shall be credited to his Matching Account. In addition, the portion of any additional Matching Contribution made following a Plan Year for such Plan Year shall be allocated to each of the Members’ Matching Accounts with respect to which it was made.

4.4	Allocation of Company Retirement Contributions.

The Company Retirement Contributions of an Employer for any pay period shall be allocated among Members who earned Compensation during such time period. Each such Member’s allocated share of the Company Retirement Contributions of his Employer for such pay period shall be equal to 3 percent of each Member’s Compensation.

4.5	Changes in Reduction and Deduction Authorizations.

Effective as of any payroll period, any Member may suspend his Basic Contributions or change the percentage of his Compensation which is contributed as Basic Contributions by amending his Compensation reduction authorization in the form, time, and manner specified by the Local Administrative Committee. Notwithstanding the foregoing, any Member who changes the percentage of his contributions may only select a percentage of his Compensation which does not exceed the applicable limitations set forth in Section 3.1.

ARTICLE V

DEPOSIT AND INVESTMENT OF CONTRIBUTIONS

5.1	Deposit of Contributions.

Any Matching Contributions which are to be credited to a Member’s Matching Account shall be deposited by the Trustee in the Company Stock Fund. Any Company Retirement Contributions which are to be credited to the Company Retirement Account and any Basic Contributions which are to be credited to the Basic Account of a Member, shall be deposited in the Funds (other than the Company Stock Fund) elected by such Member pursuant to the provisions of Sections 5.2, 5.3, and 5.4.

5.2	Investment Elections for Future Basic Contributions.

Each Member shall make an investment election directing the manner in which his future Basic Contributions that are credited to his Account shall be invested under the Plan. The investment election of a Member shall specify a combination, in 1 percent increments, which in the aggregate equals 100 percent, indicating which Fund or Funds his Basic Contributions are to be invested and may direct a change in his investment election on any Valuation Date. Company Retirement Contributions shall be invested according to the investment elections specified for Basic Contributions. Any assets held by the Trustee, the investment of which is not directed by a Member, shall be invested as directed by the Plans Administration Committee.

5.3	Reallocations and Transfers of Past Basic, Supplemental and Rollover Contributions.

On any Valuation Date, each Member or Inactive Member may elect to have a portion or all of the balance of his past Basic, Supplemental, Company Retirement, or Rollover Account reallocated or transferred from the Fund in which it is invested to one or more of the other Funds (other than the Company Stock Fund or any other Fund composed of securities derived from Company Stock). Any such reallocation shall be made, in one percent increments or in whole dollar amounts, of the balance of such Member’s Basic, Supplemental, Company Retirement, and Rollover Accounts, as of the immediately preceding Valuation Date in the form, time, and manner prescribed by the Plans Administration Committee; provided, however, that any reallocation during extreme market conditions may be restricted pursuant to procedures established by the Plans Administration Committee.

5.4	Election to Reallocate Matching Contributions.

Any Member or Inactive Member may elect on any Valuation Date to have a portion (in one percent increments or in whole dollar amounts) of the balance of his Matching Account that is invested in the Company Stock Fund reallocated from the Company Stock Fund to one or more of the other Funds. Such election shall be made in such form, time, and manner as may be prescribed by the Local Administrative Committee from time to time; provided, however, that any such reallocation during extreme market conditions may be restricted pursuant to procedures established by the Local Administrative Committee.

ARTICLE VI

ESTABLISHMENT OF FUNDS AND MEMBERS’ ACCOUNTS

6.1	Establishment of Funds.

The Company shall cause at least three Funds to be established and maintained at all times. With the exception of the Company Stock Fund, each such Fund will be diversified and have different risk and return characteristics from the other Funds. The Company Stock Fund and any Fund which has restrictions regarding the Funds to which investment transfers may be made or to which a minimum investment period is applicable shall not be considered as one of such requisite three Funds.

6.2	Company Stock Fund.

Except as specifically provided otherwise, the assets of the Company Stock Fund shall be invested primarily in Company Stock. The Trustee shall receive Company Stock from the Company or purchase Company Stock in the market; provided, however, that any such purchase shall be made only in exchange for fair market value as required under ERISA and the Code. The Company Stock Fund may, from time to time, be invested in a short-term investment fund managed by the Trustee.

6.3	Income on Trust Funds.

Any dividends, interest, distributions, or other income received by the Trustee in respect of a Fund shall be reinvested by the Trustee in the Fund with respect to which such income was received by it.

6.4	Separate Accounts.

Each Member shall have Separate Accounts established and maintained in his name which shall be dependent upon the Funds in which the assets of his Basic, Supplemental, Matching, Company Retirement or IAR, and Rollover Accounts are invested pursuant to the provisions of the Plan.

ARTICLE VII

VESTING

7.1	Vesting in Matching Contributions.

A Member shall be 100 percent vested in the balance of his Matching Account to which his Matching Contributions are credited.

7.2	Vesting in Basic, Supplemental, Rollover, and Transferred Contributions.

A Member shall be 100 percent vested in the balance of his Basic, Supplemental, Rollover Accounts to which his Basic, Supplemental, Rollover, and Transferred Contributions are credited.

7.3	Vesting in Company Retirement Contributions.

Except as specified otherwise in an applicable Addendum, a Member shall be vested in the balance of his Company Retirement Account in accordance with the following schedule:

Years of Vesting Service	Vested Percentage
Less than 2 years	0%
2 years but less than 3 years	25%
3 years but less than 4 years	50%
4 years but less than 5 years	75%
5 or more years	100%

Notwithstanding the foregoing, upon the occurrence of one of the events hereinafter listed, a Member shall be 100% vested in the balance of his Company Retirement Account:

(i)	attainment of Normal Retirement Age;

(ii)	death; or

(iii)	Total and Permanent Disability.

7.4	Forfeitures.

If a Member terminates employment and receives a distribution of the vested interest of his Company Retirement Account prior to incurring five consecutive one-year Breaks in Service, any amount which is not vested and which is forfeitable shall be treated as a forfeiture upon distribution to the Member of his vested interest of his Company Retirement Account. In the event a Member has a zero vested balance in his Company Retirement Account, such Company Retirement Account shall be treated as though it was distributed immediately upon the Member’s termination of employment. If a Member receives, or is deemed to have received, a distribution that is less than the value of his Account, and such Member subsequently resumes employment with the Affiliated Group prior to the date he incurs five consecutive one-year Breaks in Service, he shall have the right to repay to the Plan the full amount of the distribution. Upon repayment, the Member’s Account shall be restored to the value thereof at the time the distribution was made. The account may be further increased by the Plan’s income and investment gains and/or losses on the undistributed amount from the date of the distribution to the date of repayment. Restoration of the Company Retirement Account shall include restoration of all protected benefits under Section 411(d)(6) of the Code with respect to such restored benefit in accordance with regulations issued by the Secretary of Treasury. Such restoration shall be made from special contributions of the Company which shall not constitute an annual addition for purposes of Section 415 of the Code. In the event a Member terminates employment with a vested interest in his Company Retirement Account of less than 100% and does not subsequently resume employment with the Affiliated Group prior to incurring five consecutive one-year Breaks in Service, the portion of his Company Retirement Account in excess of his vested interest shall be forfeited as of the end of the Plan Year in which the last of such five consecutive one-year Breaks in Service occurs and such vested interest in the Company Retirement Account attributable to service prior to such five one-year Breaks in Service shall not be increased as a result of any subsequent employment with the Affiliated Group. Forfeitures under this Section 7.4 shall be applied to reduce future Company Retirement Contributions pursuant to the provisions of Section 3.6.

7.5	Election of Former Vesting Schedule.

In the event the Company adopts an amendment to the Plan that directly or indirectly affects the computation of a Member’s nonforfeitable interest in his Company Retirement Account or his Matching Account, any Member who is credited with three or more years of Vesting Service shall have a right to have his nonforfeitable interest in such account as of the effective date of the amendment continue to be determined under the vesting schedule in effect prior to such amendment rather than under the new vesting schedule, unless the nonforfeitable interest of such Member in such account under the Plan, as amended, at any time is not less than such account interest determined without regard to such amendment. A Member shall exercise such right by giving written notice of his exercise thereof to the Company within 60 days after the latest of (i) through the later of the effective date the Plan amendment is adopted, or, (ii) if greater, that required by Treas. Reg. 1.41l(d)-3(a)(3), effective August 9, 2006. Notwithstanding the foregoing provisions of this Section 7.5, the vested interest of each Member on the effective date of such amendment shall not be less than his vested interest under the Plan through the later of the effective date or date the Plan amendment is adopted.

7.6	Vesting Service.

Subject to the provisions of Sections 7.7 and 7.8, each Member shall be credited with one year of Vesting Service for each Plan Year in which he completes at least 1,000 Hours of Service.

7.7	Transfers.

Notwithstanding the other provisions of this Article VII, years of Vesting Service credited under the Plan shall be subject to the following:

(a)	Any person who transfers or re-transfers to employment with an Employer as an Eligible Employee directly from other employment (i) with Employer in a capacity other than as an Eligible Employee or (ii) with an Affiliate, shall be credited with years of Vesting Service, for such other employment as if such other employment were employment with an Employer as an Eligible Employee.

(b)	Any person who transfers from employment with an Employer as an Eligible Employee directly to other employment (i) with an Employer in a capacity other than as an Eligible Employee or (ii) with an Affiliate, shall be deemed by such transfer not to lose his credited years of Vesting Service and shall be deemed not to retire or otherwise terminate his employment until such time as he is no longer in the employment of the Affiliated Group; provided, however, that up to such time he shall receive credit for years of Vesting Service for such transferred employment as if it were employment with an Employer as an Eligible Employee.

7.8	Reinstatement of Years of Vesting Service.

A retired or former Member who returns to employment with the Company or an Affiliate shall be reinstated with the Years of Vesting Service with which he was credited at the time of his prior retirement or other termination of employment.

7.9	Finality of Determinations.

All determinations with respect to the crediting of years of Vesting Service under the Plan shall be made by the Company on the basis of the records of the Employers, and all determinations so made shall be final and conclusive upon Eligible Employees, former Eligible Employees, and all other persons claiming a benefit interest under the Plan. Notwithstanding anything to the contrary contained in this Article VII, there shall be no duplication of years of Vesting Service credited to an Employee for any one period of his employment with an Employer or an Affiliate.

ARTICLE VIII

WITHDRAWALS WHILE EMPLOYED

8.1	Withdrawals Prior to Age 59-1/2.

Any Member or Inactive Member who is receiving compensation from an Affiliate and who has not attained age 59-1/2, may file a written request with the Company in the form and within the time period prescribed by the Local Administrative Committee for a withdrawal of an amount credited to his Separate Accounts attributable to Rollover Contributions and Supplemental Contributions. In addition, subject to the provisions set forth below in this Section, a Member or Inactive Member who is receiving compensation from an Affiliate and who has not attained age 59-1/2, may file a written request with the Company in the form and within the time period prescribed by the Local Administrative Committee for a withdrawal of an amount credited to his Separate Account attributable to Basic Contributions and catch-up Basic Contributions. Such withdrawal shall be permitted only if: (i) the reason for the withdrawal is to enable the Member to meet an immediate and heavy financial need which cannot be met from other sources including, but not limited to, sources outside the Plan and all other accounts and available loans under the Plan and which meet the requirements of Section 401(k) of the Code and regulations thereunder relating to hardship withdrawals, and (ii) would not exceed the lesser of the balance of such Separate Account or the amount required to meet the need for which the withdrawal is requested. If the Local Administrative Committee approves such request, such withdrawal shall be made from a Member’s Separate Account in accordance with procedures established by the Local Administrative Committee and the following requirements:

(a)	No such withdrawal shall exceed an amount equal to the portion of his Separate Account attributable to Basic Contributions and catch-up Basic Contributions.

(b)	Such a withdrawal shall be made only for one of the following reasons:

(i)	the payment of expenses incurred or necessary for medical care, described in Section 213(d) of the Code, of the Member or the Member’s spouse or dependents;

(ii)	the purchase (excluding mortgage payments) of a principal residence for the Member;

(iii)	the payment of tuition and related educational fees for the next 12 months of post-secondary education for the Member or the Member’s spouse, children or dependents;

(iv)	to prevent eviction of the Member from, or a foreclosure on the mortgage of, the Member’s principal residence;

For Plan Years beginning after December 31, 2005,

(v)	payment of funeral expenses for the Member’s deceased parents, spouse, children, or dependents or

(vi)	the expenses for the repair of damage to a Member’s principal residence that would qualify for the casualty deduction under Section 165 of the Code (without regard to whether the loss exceeds 10 percent of the Member’s adjusted gross income).

In the event that a Member withdraws any portion of his Separate Account attributable to Basic Contributions or catch-up Basic Contributions under circumstances that satisfy the hardship withdrawal requirement of Section 401(k) of the Code, he shall not be permitted to have Basic Contributions or catch-up Basic Contributions made on his behalf under any qualified employer-sponsored plan or any non-qualified employer-sponsored plan for six months from the date of such hardship withdrawal.

8.2	Special Rules for Hurricane-Related Hardship Distributions.

The following provisions shall apply to distributions on account of financial hardship granted by Plan sponsors to qualified Members whose principal residence was in a federally proclaimed disaster area affected by Hurricane Katrina, Hurricane Rita or Hurricane Wilma, and as a result of any or all of such hurricanes, incurred an economic loss (a “Qualified Hurricane-related Distribution”). For purposes of these provisions, such rules will apply to Qualified Hurricane-related Distributions that took place at any time on or after August 25, 2005 and before January 1, 2007, with respect to Hurricane Katrina, at any time on or after September 23, 2005 and before January 1, 2007, with respect to Hurricane Rita, and at any time on or after October 23, 2005 and before January 1, 2007, with respect to Hurricane Wilma.

(a)	Such Qualified Hurricane-related Distribution(s) on account of financial hardship from the Plan, when combined with all distributions obtained from all qualified plans maintained by the Company or any other member of the Company’s controlled group, shall not exceed $100,000. Further, the aggregate amount of Qualified Hurricane-related Distribution(s) received by a Member for any taxable year shall not exceed the excess of $100,000, over the aggregate amounts treated as Qualified Hurricane-related Distributions received by the Member for all previous taxable years.

(b)

Repayment Rights. A Member-recipient of a Qualified Hurricane-related Distribution shall have the right at any time during a three-year period commencing as of the day after the date that the Qualified Hurricane-related Distribution is received, to make a repayment or repayments of said distribution to the Plan (or another Eligible Retirement Plan) in an amount not exceeding the principal amount of the Qualified Hurricane-related Distribution. Further, a

Member-recipient of a Qualified Hurricane-related Distribution for the purchase of a principal residence may make a repayment or repayments of said distribution to the Plan (or another Eligible Retirement Plan) in an amount not exceeding the principal amount of the Qualified Hurricane-related Distribution if said repayment occurred during the period commencing on August 25, 2005 and ending February 28, 2006 with respect to a Hurricane Katrina-related distribution, during a period commencing on September 23, 2005 and ending February 28, 2006 with respect to a Hurricane Rita-related distribution, or during a period commencing on October 23, 2005 and ending February 28, 2006 with respect to a Hurricane Wilma-related distribution.

(c)	A Qualified Hurricane-related Distribution shall not be subject to the tax treatment that applies to an Eligible Rollover Distribution and shall be deemed to not violate the prohibitions on early distribution that apply to elective contributions made to Code Section 401(k) plans, Code Section 403(b) arrangements and eligible Code Section 457 plans.

(d)	Additionally, the Plan provided for special hurricane-related distributions to Members who lived or worked in the Hurricane Katrina disaster area that qualified for individual relief from the Federal Emergency Management Agency. This special distribution was made available to Members residing outside the disaster area if they had a child, parent, grandparent or other dependent that lived or worked in the disaster area. In order to qualify for the special relief provided herein, the distribution had to be made by March 31, 2006. The six-month suspension on further deferrals was not applicable. Members who received a distribution under this paragraph, who themselves were not the victims of Hurricane Katrina, could not take advantage of the special repayment rules provided at (b) immediately above. The increase in the withdrawal limit to $100,000 as specified in (a) above also did not apply to these withdrawals.

8.3	Withdrawals After Age 59-1/2.

Subject to the provisions of this Section 8.3, a Member or an Inactive Member who has attained at least age 59-1/2, may file a written request with the Company in the form and within the time period prescribed by the Local Administrative Committee for a withdrawal of an amount credited to his Separate Accounts. Such withdrawal shall be made from a Member’s Separate Accounts in accordance with procedures established by the Local Administrative Committee.

8.4	Form of Withdrawals.

Withdrawals made from Matching Accounts invested in the Company Stock Fund shall be in the form of Company Stock upon request of the Member or a Beneficiary and then only if such in-kind withdrawal would be in an amount of at least 100 whole shares and if the Member has become an Inactive Member. Any partial shares shall be made in cash. All other withdrawals made from Separate Accounts invested in the Funds shall be in the form of cash.

ARTICLE IX

LOANS

9.1	Approval and Nature of Loan.

Any Member or Inactive Member, who is receiving compensation (other than severance pay) from the Affiliated Group, and who has not received a loan from the Plan for at least one month, may make application for a loan from his Separate Accounts pursuant to the provisions of this Article IX and the terms of a written loan policy document which is hereby incorporated by reference and made a part of the Plan. The loan policy document may be amended from time to time without the necessity of amending this paragraph and shall be subject to the rules set forth in this Article IX to the extent such rules are not inconsistent with such loan policy document

9.2	Terms and Conditions.

The Local Administrative Committee shall prescribe the terms and conditions of any loan made pursuant to this Article IX, but in any event the following terms and conditions shall be applicable with respect to any loan made from the Plan:

(a)	The interest rate shall be reasonable.

(b)	The term shall be no greater than five years for a general loan and ten years for a home loan.

(c)	No loan shall exceed the lesser of $50,000 (reduced by the amount, if any, of the Member’s highest outstanding loan balance in the immediately preceding 12 months) or 50 percent of the vested balance of the Member’s Separate Accounts.

(d)	A Member or Inactive Member may only have two loans outstanding at any time.

(e)	Any loan and related administrative fee shall be charged to the Separate Accounts of the Member or Inactive Member in the manner as may be specified by the Local Administrative Committee.

9.3	Repayment of a Loan.

Subject to the provisions of Section 414(u) of the Code and Treasury Regulations under Section 72(p) of the Code, any loan made to a Member or Inactive Member under the Plan shall be repaid, with interest, in accordance with its terms. The Company shall credit each payment of interest or repayment of principal with respect to a loan and allocate such monies to the Separate Accounts of such Member or Inactive Member in accordance with procedures specified by the Local Administrative Committee. In the event a Member or Inactive Member with respect to whom a loan is outstanding terminates employment with the Affiliated Group and applies to receive a distribution from the Plan pursuant to Article X, the entire balance of such loan, together with accrued interest, shall automatically become due and payable. In any such event, if such balance and interest thereon is not then paid, the Separate Accounts of such Member or Inactive Member shall be charged with the amount of such outstanding balance and interest pursuant to procedures that may be established by the Local Administrative Committee from time to time. Such charging of the Separate Accounts of a Member or Inactive Member, in repayment or partial repayment of a loan, shall be deemed to be an advance distribution to such a Member.

9.4	Special Rules for the Application of the Provisions of the Katrina Emergency Tax Relief Act of 2005 (KETRA) and the Gulf Opportunity Zone Act of 2005 (GOZA).

The following provisions shall apply to participant loans made to qualified Members whose principal residence was in a federally proclaimed disaster area affected by Hurricane Katrina, Hurricane Rita or Hurricane Wilma, and as a result of any or all of such hurricanes incurred an economic loss. For purposes of these provisions, such rules will apply to participant loans that are granted at any time on or after August 25, 2005 and before December 31, 2006, with respect to Hurricane Katrina, at any time on or after December 21, 2005 and before December 31, 2006, with respect to Hurricane Rita, and at any time on or after December 21, 2005 and before December 31, 2006, with respect to Hurricane Wilma.

(a)	For participant loans made to Members eligible for KETRA or GOZA relief during the foregoing periods, the maximum permissible dollar limit for participant loans is increased from $50,000 to $100,000.

(b)	In calculating the maximum available loan amount available for a Member eligible for KETRA or GOZA relief, the entire present value of the Member’s vested Separate Account balance under the Plan shall be used.

(c)	In the event a Member who is eligible for relief under KETRA or GOZA had an outstanding participant loan as of August 25, 2005 with respect to Hurricane Katrina, September 23, 2005 with respect to Hurricane Rita, or October 23, 2005 with respect to Hurricane Wilma, and the current maturity date of such participant loan is on or before December 31, 2006, the applicable maturity date of such participant loan shall be extended for one (1) year. Repayment amounts of such affected participant loans shall be adjusted to take into account the extension and additional interest accruing during such extension. For purposes of this relief, the extension period shall be disregarded in determining the five-year period under Code Section 72.

(d)	Additionally, the Plan provided for special hurricane-related loans to Members who lived or worked in the Hurricane Katrina disaster area that qualified for individual relief from the Federal Emergency Management Agency. These special loans were also available to Members residing outside the disaster area if they had a child, parent, grandparent or other dependent that lived or worked in the disaster area. These loans are subject to and must satisfy the requirements of Code Section 72(p). The increase in the loan limit to $100,000 as specified in (a) above does not apply to these loans.

ARTICLE X

DISTRIBUTION ON RETIREMENT OR OTHER TERMINATION OF EMPLOYMENT

10.1	Eligibility for Distribution.

Upon termination of employment with the Affiliated Group, each Member and Inactive Member shall be entitled to receive the entire interest of his Basic, Supplemental, Matching, and Rollover Accounts and the vested interest of his Company Retirement Account in accordance with the provisions of Sections 10.2 and 10.3.

10.2	Distribution of Separate Accounts.

Any Member, who becomes eligible to receive the vested interest of his Separate Accounts pursuant to the provisions of Section 10.1, shall have such vested interest distributed to him in a single sum cash payment; provided, however, that on and after November 1, 2003, a Member may elect to receive partial distribution of his Separate Account pursuant to procedures adopted by the Local Administrative Committee and/or may elect to receive distribution of his Separate Accounts pursuant to the provisions of Sections 10.3 and 10.7. Notwithstanding the foregoing or any other provision of the Plan, if the value of the vested interest of the Separate Accounts of a Member does not exceed $1,000, distribution thereof shall be made to such Member as soon as practicable. In the event that the value of such vested interest is in excess of $1,000, no distribution thereof may be made to a Member prior to Normal Retirement Age, unless such Member consents in writing to such distribution not more than 90 days prior thereto.

10.3	Installment Payment Option.

In accordance with procedures established by the Local Administrative Committee, any Member may elect to receive the vested interest of his Separate Account, in approximately equal annual installments, over a 9-year, 15-year, 20-year or 25-year period; provided, however, that any such period may not exceed the life expectancy of the Member and his Beneficiary as determined under Section 10.4. In the event that the Member dies prior to distribution of his Separate Account, the remaining balance of such Separate Account shall be paid in a lump sum to his Beneficiary pursuant to the provisions of Article XI.

10.4	Required Minimum Distributions.

For the provisions of the Plan on Required Minimum Distributions, see appendix G to the Plan. Certain other references to the Code Section 401(a)(9) rules appear within the main body of the Plan.

10.5	Restriction on Alienation.

Except as provided in Sections 401(a)(13)(B) and 414(p) of the Code relating to qualified domestic relations orders, no benefit under the Plan at any time shall be subject in any manner to anticipation, alienation, assignment (either at law or in equity), encumbrance, garnishment, levy, execution, or other legal or equitable process. No person shall have power in any manner to anticipate, transfer, assign (either at law or in equity), alienate, or subject to attachment, garnishment, levy, execution, or other legal or equitable process, or in any way encumber his benefits under the Plan, or any part thereof, and any attempt to do so shall be void.

10.6	Payments to Incompetents or Minors.

In the event that it shall be found that any individual to whom an amount is payable hereunder is incapable of attending to his financial affairs because of any mental or physical condition, including the infirmities of advanced age, or is a minor, such amount (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative) may, in the discretion of the Local Administrative Committee, be paid to a duly appointed guardian or to another person for the use or benefit of the individual found incapable of attending to his financial affairs or in satisfaction of legal obligations incurred by or on behalf of such individual. The Trustee shall make such payment only upon receipt of written instructions to such effect from the Company. Any such payment shall be charged to the Separate Accounts from which any such payment would otherwise have been paid to the individual found to be a minor or incapable of attending to his financial affairs and shall be a complete discharge of any liability therefor under the Plan.

10.7	Annuities.

In accordance with procedures established by the Local Administrative Committee, any IAR Member who wishes to receive distribution of the vested interest in his Separate Account in the form of an annuity under the Cooper Industries, Inc. Retirement Income Annuity Plan (the “Cooper Annuity Plan”) may elect to transfer the amount of such benefit to the Cooper Annuity Plan to be held and distributed in accordance with the terms thereof. Any other Member who has elected to have his benefit under the Salaried Employees’ Retirement Plan of Cooper Industries, Inc. (the “Salaried Plan”) distributed in any annuity form may elect to have his Separate Account transferred to the Salaried Plan as of the date benefits are payable thereunder to be held and distributed in accordance with the terms thereof.

10.8	Eligible Rollover Distributions.

Each Member and Beneficiary who elects an Eligible Rollover Distribution as defined herein may elect in the time and in a manner prescribed by the Local Administrative Committee to have all or any portion of such Eligible Rollover Distribution transferred to an Eligible Retirement Plan; provided, however, that only one such transfer may be made with respect to an Eligible Rollover Distribution to an Eligible Retirement Plan. Notwithstanding the foregoing, the Member may elect, after receiving the notice required under Section 402(f) of the Code, such Eligible Rollover Distribution prior to the expiration of the 30-day period beginning on the date such Participant is issued such notice; provided that the Participant or beneficiary is permitted to consider his decision for at least 30 days and is advised of such right in writing. For purposes of this Section 10.8, the term “Eligible Retirement Plan” shall mean: (a) any individual retirement account described in Section 408(a) of the Code; (b) any individual retirement annuity described in Section 408(b) of the Code; (c) any trust that meets the requirements of Section 401(a) of the Code; (d) any annuity plan described in Section 403(a) of the Code; (e) an eligible deferred compensation plan described in Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state (“governmental 457 plan”) and that separately accounts for amounts rolled into such plan from eligible retirement plans not described in said Section 457(b); and (f) an annuity contract described in Section 403(b) of the Code. In addition, the term “Eligible Rollover Distribution” shall mean all or any portion of a Plan distribution to a Member or a Beneficiary who is a deceased Member’s surviving spouse or an alternate payee under a qualified domestic relations order who is a Member’s spouse or former spouse; provided, however, that such distribution is not (i) one of a series of substantially equal periodic payments made at least annually for over a specified period of ten or more years or the life of the Member or beneficiary or the joint lives of the Member and a designated beneficiary; (ii) a distribution to the extent such distribution is required under Section 401(a)(9) of the Code; or (iii) the portion of any distribution which is not includible in gross income (determined without regard to any exclusion of not unrealized appreciation with respect to Employer securities); or (iv) any distribution which is made upon hardship of a Member.

A portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code or, effective January 1, 2007, an annuity contract described in Section 403(b) of the Code, that agrees to separately account for amounts so transferred (with any earnings thereon) including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

10.9	Direct Transfer by Non-Spouse Beneficiary.

Effective March 31, 2007, a non-spouse beneficiary of a Member’s death benefits may authorize a direct transfer to an individual retirement account described in Code Section 408(a) or an individual retirement annuity described in Code Section 408(b), that is established on behalf of such designated beneficiary and that will be treated as an inherited IRA pursuant to the provisions of Code Section 401(c)(l1). Also, in this case, the determination of any required minimum distribution under Section 401(a)(9) of the

Code that is ineligible for rollover shall be made in accordance with Notice 2007-7, Q&As l7 and 18.

ARTICLE XI

BENEFICIARIES AND DEATH BENEFITS

11.1	Designation of Beneficiary.

In the event of the death of a Member or Inactive Member prior to distribution in full of his interest under the Plan, the spouse, if any, of such Member shall be his Beneficiary and receive distribution of his remaining interest in accordance with the provisions of Section 11.4; provided, however, that a Member or Inactive Member may designate a person or persons other than his spouse as his Beneficiary if the requirements of Section 11.3 are met.

11.2	Beneficiary in the Absence of Designated Beneficiary.

If a Member or Inactive Member who dies does not have a surviving spouse and if no Beneficiary has been designated pursuant to the provisions of Section 11.1, or if no Beneficiary survives such Member, then the Beneficiary shall be the estate of such Member. If any Beneficiary designated pursuant to Section 11.1 dies after becoming entitled to receive distribution hereunder and before such distributions are made in full, and if no other person or persons have been designated to receive the balance of such distributions upon the happening of such contingency, the estate of such deceased Beneficiary shall become the Beneficiary as to such balance.

11.3	Spousal Consent to Beneficiary Designation.

In the event a Member or Inactive Member is married, any Beneficiary designation, other than a designation of his spouse as Beneficiary, shall be effective only if his spouse consents in writing thereto and such consent acknowledges the effect of such action and is witnessed by a notary public or a Plan representative, unless a Plan representative finds that such consent cannot be obtained because the spouse cannot be located or because of other circumstances set forth in Treas. Reg. Section 1.401(a) – 20, Q&A – 27.

11.4	Death Benefits.

In the event of the death of a Member prior to distribution in full of his Separate Account under the Plan, the Beneficiary of such Member shall receive, subject to the provisions of Section 10.4, distribution of such Member’s remaining Account balance in a single sum at the election of the Beneficiary. Notwithstanding any other provision to the contrary, if the entire amount payable to a Beneficiary does not exceed $5,000.00 or such higher amount permitted under Section 41l(a)(l1) of the Code (without regard to any amount attributable to Rollover Contributions and earnings allocable thereto), such amount shall be paid in a single sum to such Beneficiary as soon as practicable after the Member’s death.

ARTICLE XII

PLAN ADMINISTRATION

12.1	Plan Administrator.

For purposes of ERISA, the Company shall be the Plan Administrator and, as such, shall be responsible for the compliance of the Plan with the reporting and disclosure provisions of ERISA.

12.2	Plans Management Procedure; Named Fiduciaries.

The Board of Directors of the Company has adopted Plans Management Procedure to govern the management and administration of all employee benefit plans and related funding vehicles of the Company and its Affiliates. Pursuant to the Plans Management Procedure, certain committees, including the Plans Administration Committee and Local Administrative Committee which shall be named fiduciaries have been established and are maintained to manage such plans and funding vehicles. The Plan shall be administered in accordance with the provisions of the Plans Management Procedure as it exists from time to time.

12.3	Benefit Application; Claims Review.

A Member, Inactive Member or Beneficiary, as the case may be, who is eligible for a distribution or withdrawal under the Plan, may submit an application therefor to the Local Administrative Committee requesting such distribution or withdrawal. The Local Administrative Committee shall accept, reject or modify such request and shall notify the requesting party in writing, setting forth the response of the Local Administrative Committee and, in the case of a denial or modification, the Local Administrative Committee shall:

(a)	state the specific reason or reasons for the denial or modification;

(b)	provide specific reference to pertinent Plan provisions on which the denial or modification is based;

(c)	provide a description of any additional material or information necessary for the requesting party to perfect the claim and an explanation of why such material or information is necessary; and

(d)	explain the Plan’s claim review procedures as contained herein.

In the event the request is denied or modified, if the requesting party desires to have such denial or modification reviewed, he must, within sixty days following receipt of the notice of such denial or modification, submit a written request for review by the Plans Administration Committee of the initial decision of the Local Administrative Committee.

As soon as practicable, and in no event later than 120 days following such request for review, the Plans Administration Committee shall, after providing a full and fair hearing, render its final decision in writing to the requesting party stating specific reasons for such decision.

12.4	Compensation, Bonding and Expenses of Committee Members.

No members of any committee shall receive compensation with respect to their services for such committee. To the extent required by ERISA or other applicable law, or required by the Company, members of each such committee shall furnish bond or security for the performance of their duties hereunder. Any expenses properly incurred by each such committee incident to the administration, termination or protection of the Plan and Trust, including the cost of furnishing any bond or security, shall be paid by the Trustee from the Trust Fund unless the Company, in its discretion, elects to pay such expenses.

12.5	Company to Supply Information.

The Company shall supply to any committee established pursuant to the Plans Management Procedure such full and timely information as each such committee may require in order to properly fulfill its duties. When making a determination in connection with the Plan, each such committee shall be entitled to rely upon the aforesaid information furnished by the Company.

12.6	Qualified Domestic Relations Orders.

Reasonable procedures to determine the status of domestic relations orders and to administer distributions under domestic relations orders which are deemed to be qualified orders under the Plan shall be established. Such procedures shall be in writing and comply with the provisions of Section 414(p) of the Code and regulations issued thereunder. Notwithstanding any other provision of the Plan to the contrary, the benefit of an alternate payee under the Plan pursuant to a domestic relations order which has been determined by the Plan Administrator to be a qualified domestic relations order in accordance with Section 414 (p) of the Code, shall be payable in a single lump sum as soon as practicable following such determination.

12.7	Finality of Determination.

The Company shall have the exclusive responsibility with respect to determining the amount of Basic, Matching, or Company Retirement Contributions and any adjustment thereto to comply with the terms of the Cooper Retirement Savings Plan or the Code. A determination so made shall be final and conclusive upon the Employer, all Members, and Beneficiaries.

12.8	Promulgating Notices and Procedures.

The Employer and Plan Administration Committee are given the power and responsibility to promulgate certain written notices, policies and/or procedures under the terms of the Plan and disseminate same to Members, Inactive Members, and Beneficiaries, and the Plan Administration Committee may satisfy such responsibility by the preparation of any such notice, policy and/or procedure in a written form which can be published and communicated to such individuals in one or more of the following ways:

(a)	by distribution in hard copy;

(b)	through distribution of a summary plan description or summary of material modifications thereto which sets forth the policy or procedure with respect to a right, benefit or feature offered under the Plan;

(c)	by e-mail, either to the recipient’s personal e-mail address or his or her Employer-maintained e-mail address; and

(d)	by publication on a web-site accessible by the individual, provided the individual is notified of the web-site publication.

Any notice, policy and/or procedure provided through an electronic medium will only be valid if the electronic medium which is used is reasonably designed to provide the notice, policy and/or procedure in a manner no less understandable to the individual recipient than a written document, and under such medium, at the time the notice, policy and/or procedure is provided, the individual recipient may request and receive the notice, policy and/or procedure on a written paper document at no charge.

Any “applicable notice” (as defined in Treas. Reg. 1.401(a) – 21(e)(1)) provided to Members, Inactive Members, and/or Beneficiaries through an electronic medium must also meet the following requirements:

(a)	the electronic system must be designed to alert such individuals, at the time an applicable notice is provided, to the significance of the information in the notice (including identification of the subject matter of the notice) and provide any instructions needed to access the notice, in a manner that is readily understandable; and

(b)	the electronic record of any applicable notice must be maintained in a form that is capable of being retained and accurately reproduced for later reference.

The electronic medium used to provide an applicable notice must be a medium that the recipient has the effective ability to access. In addition, at the time the applicable notice is provided the recipient must be advised that he or she may request or receive the applicable notice on a written paper document at no charge, and, upon request, the applicable notice must be provided to the recipient at no charge.

12.9	Use of Electronic Media for “Participant Elections.”

A Participant Election (as defined in Treas. Reg. 1.401(a) – 21(e)(6)) may be made using an electronic medium, and will be treated as being provided in writing or in written form, only if the following requirements are satisfied:

(a)	Effective ability to access. The electronic medium under an electronic system used to make a Participant Election must be a medium that the person who is eligible to make the election is effectively able to access.

(b)	Authentication. The electronic system used in making Participant Elections is reasonably designed to preclude any person other than the appropriate individual from making the election.

(c)	Opportunity to review. The electronic system used in making Participant Elections provides the person making the Participant Election with a reasonable opportunity to review, confirm, modify, or rescind the terms of the election before the election becomes effective.

(d)	Confirmation of action. The person making the Participant Election receives, within a reasonable time, a confirmation of the effect of the election under the terms of the plan or arrangement through either a written paper document or an electronic medium under a system that satisfies the requirements of either paragraph (b) or (c) of Treas. Reg. 1.401(a) – 21.

In the case of a Participant Election which is required to be witnessed by a Plan representative or a notary public, the signature of the individual making the Participant Election must be witnessed in the physical presence of a Plan representative or a notary public.

An electronic notarization acknowledging a signature (in accordance with section 101(g) of E-SIGN and State law applicable to notary publics) may be permitted by the Plan if the signature of the individual is witnessed in the physical presence of a notary public.

ARTICLE XIII

COOPER ESOP

13.1	Allocations of Matching Contributions.

Matching Contributions allocated and credited to Members’ Company Stock Fund Accounts pursuant to Section 3.3and Section 4.3 in the form of Company Stock shall be valued for such allocation purposes on the basis of the opening price of such Company Stock on the New York Stock Exchange with respect to the day on which the Matching Contributions are made.

13.2	Voting of Company Stock.

Each Member or Beneficiary who has shares of Company Stock allocated to a Company Stock Fund Account shall be a named fiduciary with respect to the voting of Company Stock held under the Plan and shall have the following powers and responsibilities:

(a)	Prior to each annual or special meeting of the shareholders of the Company, the Company shall cause to be sent to each Member and Beneficiary who has Company Stock allocated to his Company Stock Fund Account under the Plan a copy of the proxy solicitation material therefor, together with a form requesting confidential voting instructions, with respect to the voting of such Company Stock. Uninstructed shares of Company Stock shall be voted in proportion to the total number of shares of Company Stock in the Plan for which instructions are received. Upon receipt of such a Member’s or Beneficiary’s instructions, the Trustee shall then vote in person, or by proxy, such shares of Company Stock as so instructed.

(b)	The Company shall cause the Trustee to furnish to each Member and Beneficiary who has Company Stock allocated to his Company Stock Fund Account under the Plan notice of any tender or exchange offer for, or a request or invitation for tenders or exchanges of, Company Stock made to the Trustee and a request for instructions as to the tendering or exchanging of Company Stock which is allocated to his Company Stock Fund Account. Each Member and Beneficiary who does not furnish the Trustee with any instructions regarding the Company Stock allocated to his Company Stock Fund Account shall be deemed to have decided not to participate in any such tender or exchange offer. The Trustee shall provide Members and Beneficiaries with a reasonable period of time in which they may consider any such tender or exchange offer for, or request or invitation for tenders or exchanges of, Company Stock made to the Trustee. Within the time specified by the Trustee, the Trustee shall tender or exchange such Company Stock as to which the Trustee has received instructions to tender or exchange from Members and Beneficiaries.

(c)	Instructions received from Members and Beneficiaries by the Trustee regarding the voting, tendering, or exchanging of Company Stock shall be held in strictest confidence and shall not be divulged to any other person, including officers or employees of the Company, except as otherwise required by law, regulation or lawful process.

13.3	Dividends on Company Stock.

Cash dividends received with respect to the shares of Company Stock shall be reinvested in shares of Company Stock in the Cooper Company Stock Fund provided that any such reinvestment of such cash dividends meets the requirements of Section 404 (k) of the Code.

13.4	Restrictions on Company Stock.

No Company Stock shall be subject to a put, call, or other option, or any buy-sell arrangement while held by and when distributed from the Cooper Company Stock Fund.

ARTICLE XIV

AMENDMENT AND TERMINATION

14.1	Amendment.

Subject to the provisions of Section 14.2, the Company may at any time and from time to time, amend the Plan.

14.2	Limitation of Amendment.

The Company shall make no amendment to the Plan which will result in the forfeiture or reduction of the interest of any Member, Inactive Member, Beneficiary, or person claiming under or through any one or more of them pursuant to the Plan; provided, however, that nothing herein contained shall restrict the right to amend the provisions hereof relating to the administration of the Plan and Trust. Moreover, no amendment shall be made hereunder which shall permit any part of the Trust property to revert to any Employer or be used for or be diverted to purposes other than the exclusive benefit of Members, Inactive Members, Beneficiaries, and persons claiming under or through them pursuant to the Plan.

Effective August 10, 2006, no amendment to the Plan may be adopted if it decreases the account balance of any Member, Inactive Member, Beneficiary, or person claiming under or through any one or more of them pursuant to the Plan, or otherwise places greater restrictions or conditions on their rights to Code Section 411(d)(6) protected benefits, even if the amendment would merely add a restriction or condition that is permitted under the vesting rules in Code Section 411(a)(3) through (11).

14.3	Termination.

The Company reserves the right, by action of the Plans Administration Committee, to terminate the Plan as to all Employers at any time. The Plan shall terminate automatically if there shall be a complete discontinuance of contributions hereunder by all Employers. In the event of the termination of the Plan, written notice thereof shall be given to all Members, Inactive Members and Beneficiaries having an interest under the Plan, and to the Trustee. Upon any such termination of the Plan, the Trustee and the Company shall take the following actions for the benefit of Members, Inactive Members and Beneficiaries:

(a)	As of the termination date, the Trustee shall value the Funds hereunder and the Company shall adjust all accounts accordingly. The termination date shall become a Valuation Date. In determining the net worth of the Funds hereunder, the Trustee shall include as a liability such amounts as in its judgment shall be necessary to pay all expenses in connection with the termination of the Trust and the liquidation and distribution of the Trust property, as well as other expenses, whether or not accrued, and shall include as an asset all accrued income.

(b)	The Trustee, upon instructions from the Company, shall then segregate and distribute an amount equal to the entire interest of each Member, Inactive Member, and Beneficiary in the Funds to or for the benefit of each Member, Inactive Member, or Beneficiary in accordance with the provisions of Sections 10.2 and 10.3.

Notwithstanding anything to the contrary contained in the Plan, upon any such Plan termination or complete discontinuance of contributions, the interest of each Member, Inactive Member, and Beneficiary shall become fully vested and nonforfeitable; and, if there is a partial termination of the Plan, the interest of each Member, Inactive Member, and Beneficiary who is affected by such partial termination shall become fully vested and nonforfeitable. In addition, amounts attributable to a Member’s Basic Contribution may not be distributed earlier than the termination of the Plan without establishment or maintenance of another defined contribution plan (other than an employee stock ownership plan) or any other distributable event described in Sections 8.1 and 10.3 of the Plan.

14.4	Withdrawal of an Employer.

An Employer other than the Company may, by action of its Board of Directors, withdraw from the Plan, such withdrawal to be effective upon notice in writing to the Company (the effective date of such withdrawal being hereinafter referred to as the “withdrawal date”), and shall thereupon cease to be an Employer for all purposes of the Plan. An Employer shall be deemed automatically to withdraw from the Plan in the event of its complete discontinuance of contributions, or in the event it ceases to be a Subsidiary.

14.5	Corporate Reorganization.

The merger, consolidation, or liquidation of the Company or any Employer with or into the Company or any other Employer shall not constitute a termination of the Plan as to the Company or such Employer.

14.6	Merger of Certain Frozen Plans.

As of the applicable effective date set forth below, any frozen tax-qualified plan (hereinafter referred to as a “Merged Plan”) which is maintained by the Company and which is listed below shall be merged into, and become part of, the Plan. The Trustee shall deposit all Merged Plan funds received by it in the Fund; shall establish a Separate Account in the name of each former participant of a Merged Plan and shall credit such Separate Account with balance of such participant’s accounts under the Merged Plan immediately prior to such merger. Thereafter, subject to any provisions of a Merged Plan which set forth the requirements of Sections 401(a)(l 1) and 417 of the Code with respect to any distribution thereunder, such Separate Accounts shall be held, maintained, invested, and distributed pursuant to the provisions of the Plan; provided, however, that if distributions under a Merged Plan are subject to the requirements of Sections 401(a)(l 1) and 417 on the date of merger into the Plan, the distribution provisions of the Merged

Plan shall continue to be applicable until the requirements of Treas. Reg. §1.411(d) and DOL Reg. §2520.1046-3 have been satisfied.

Merged Plan	Merger Effective Date
Regent Lighting Retirement Savings Plan	December 20, 2002
Eagle Electric Manufacturing Co., Inc. Georgetown, S.C. Employee 401(k) Savings Plan for Hourly Employees	December 31, 2003

ARTICLE XV

MISCELLANEOUS PROVISIONS

15.1	No Commitment as to Employment.

Nothing herein contained shall be construed as a commitment or agreement upon the part of any Employee hereunder to continue his employment with an Employer, and nothing herein contained shall be construed as a commitment on the part of any Employer to continue the employment or rate of compensation of any Employee hereunder for any period.

15.2	Benefits.

Nothing in the Plan shall be construed to confer any right or claim upon any person other than the Employers, Members and Beneficiaries.

15.3	No Guarantees.

Neither any Employer, including the Company, nor the Trustee guarantees the Trust from loss or depreciation, nor the payment of any amount which may become due to any person hereunder. All benefits payable under the Plan shall be paid or provided for solely from the Plan assets and neither any Employer nor the Trustee assumes any liability or responsibility for the adequacy thereof.

15.4	Exclusive Benefit.

No part of the Plan assets shall be used for any purpose other than the exclusive purpose of providing benefits which Members and Beneficiaries are entitled to under the Plan, and for the purpose of defraying the reasonable expenses of administering the Plan.

15.5	Duty to Furnish Information.

Each of the Employers, and the Trustee shall furnish to any of the others any documents, reports, returns, statements, or other information that any other Employer or the Trustee reasonably deems necessary to perform its duties imposed hereunder or otherwise imposed by law.

15.6	Merger, Consolidation or Transfer of Plan Assets.

The Plan shall not be merged or consolidated with any other plan, nor shall any of its assets or liabilities be transferred to another plan, unless, immediately after such merger, consolidation, or transfer of assets or liabilities, each Member, Inactive Member, and Beneficiary in the Plan would receive a benefit under the Plan which is at least equal to the benefit he would have received immediately prior to such merger, consolidation, or transfer of assets or liabilities (assuming in each instance that the Plan had then terminated).

15.7	Return of Contributions to Employers.

Notwithstanding any other provision of the Plan to the contrary, Basic, Matching and Company Retirement Contributions are contingent upon the deductibility of such contributions under Section 404 of the Code. In the event a Basic, Matching or Company Retirement Contribution (or any portion thereof) is made under a mistake of fact, such a contribution shall be returned to the Employers within one year after the payment of the contribution. Since Basic, Matching, and Company Retirement Contributions (or any portion thereof) are conditioned upon the deductibility of the contribution under Section 404 of the Code as set forth above, in the event such deduction is disallowed, any such contribution shall be returned to the Employers within one year after the disallowance of the deduction.

15.8	Addenda.

Addenda shall for all purposes constitute part of the Plan and, in the event of conflict with any other provision of the Plan, shall control. IAR Addenda shall set forth any supplemental Company Retirement Contributions for IAR Members in specific Participant Units. Moreover, in the event that it is deemed necessary to accommodate any transition of coverage under other benefit plans to coverage under the Plan with respect to certain groups of Employees, an Addendum setting forth special overriding provisions applicable to such Employees may be added to the Plan.

15.9	Provisions with Respect to Uniformed Services Employment and Reemployment Rights Act of 1994.

Notwithstanding any provision of the Plan to the contrary, effective as of December 12, 1994, contributions, benefits and service credit with respect to qualified military service shall be provided in accordance with Section 414(u) of the Code and loan repayments will be suspended under the Plan as permitted by Section 414(u) of the Code.

15.10	Governing Law.

Except as provided under federal law, the provisions of the Plan shall be governed by and construed in accordance with the laws of the State of Texas.

Adopted this 14th day of December, 2007, and executed at Houston, Texas, this

                    day of                     ,         .

COOPER US, INC.

By
Title: Senior Vice President, Human Resources

APPENDIX D

ACTIVE COVERED FACILITIES AND EMPLOYMENT CLASSIFICATIONS

EMPLOYER/DIVISION	COVERED FACILITY	COVERED EMPLOYEE CLASSIFICATION

Cooper US, Inc. Corporate Office	Houston, TX (includes employees paid from Corporate)	Salaried Exempt Salaried Non-Exempt

Cooper B-Line, Inc.	All Sales Offices (effective May 1, 2000)	Salaried Exempt Salaried Non-Exempt

	Aurora, CO (effective May 1, 2000) (closed)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Franklin Park, IL (effective May 1, 2000)	Salaried Exempt Hourly-Rated

	Highland, IL (effective May 1, 2000)	Salaried Exempt Salaried Non-Exempt

	Modesto, CA (effective May 1, 2000)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Norcross, GA (effective May 1, 2000)	Salaried Exempt Salaried Non-Exempt

	Portland, OR (effective May 1, 2000)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Reno, NV (effective May 1, 2000)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Sherman, TX (effective May 1, 2000)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Troy, IL (effective May 1, 2000)	Salaried Exempt Salaried Non-Exempt

Cooper Bussmann, LLC	Ellisville, MO	Salaried Exempt Salaried Non-Exempt

	Black Mountain, NC	All

	Elizabethtown, KY (closed December 31, 2000)	Salaried Exempt Salaried Non-Exempt

	Goldsboro, NC	All

	Woodale, IL (formerly Chicago, IL (USD))	Salaried Exempt Salaried Non-Exempt

	El Paso, TX (Juarez, Mexico)	Salaried Exempt Salaried Non-Exempt

EMPLOYER/DIVISION	COVERED FACILITY	COVERED EMPLOYEE CLASSIFICATION
Cooper Crouse-Hinds, LLC	All Sales Offices	Salaried Exempt Salaried Non-Exempt

	Syracuse, NY	Salaried Exempt Salaried Non-Exempt

	Amarillo, TX	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Windsor, CT	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	LaGrange, NC	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Roanoke, VA	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Montebello, CA	Salaried Exempt Salaried Non-Exempt

	Toms River, NJ	Salaried Exempt Salaried Non-Exempt

	Meadow Lands, PA (Thepitt Manufacturing)	Salaried Exempt Salaried Non-Exempt

	Meadow Lands, PA (Major Liting)	Salaried Exempt Salaried Non-Exempt

	Houston, TX (formerly ICI)	Salaried Exempt Salaried Non-Exempt

	Camarillo, CA (effective January 24, 2006)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Salem, NJ (effective March 26, 2007)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Sarasota, FL (effective March 26, 2007)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Moorpark, CA (effective March 26, 2007)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Gardena, CA (effective March 26, 2007)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Chelsea, MA (effective March 26, 2007)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

EMPLOYER/DIVISION	COVERED FACILITY	COVERED EMPLOYEE CLASSIFICATION
Cooper Electronic Technologies, Inc.	Boynton Beach, FL (effective July 1, 1999)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

Cooper International Company	Houston, TX (effective January 3, 2002)	Salaried Exempt Salaried Non-Exempt

Cooper Lighting, LLC	All Sales and Distribution Centers	All

	Elk Grove Village, IL	Salaried Exempt Salaried Non-Exempt

	Ontario, CA (effective March 1, 1999 – formerly LaPalma, CA)	Salaried Exempt Salaried Non-Exempt

	Americus, GA	Salaried Exempt Salaried Non-Exempt

	Eufaula, AL	Salaried Exempt Salaried Non-Exempt

	Preston, GA	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Ellaville, GA	Salaried Exempt Salaried Non-Exempt

	Dallas, TX	All

	Secaucus, NJ (transferred to Cranbury, NJ – January 24, 1999)	Salaried Exempt Salaried Non-Exempt

	Vicksburg, MS	Salaried Exempt Salaried Non-Exempt

	Chicago, IL (FailSafe)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Peachtree City, GA	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Cranbury, NJ (effective January 25, 1999)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Westlake Village, CA (Lumiere) (effective July 1, 1999) (IAR – January 1, 2001)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Brooklyn, NY (Neo-Ray) (effective January 1, 2000)	Salaried Exempt Salaried Non-Exempt

EMPLOYER/DIVISION	COVERED FACILITY	COVERED EMPLOYEE CLASSIFICATION
	Lakewood, CO (Corelite) (effective January 1, 2000) (IAR – January 1, 2001)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Richmond, CA (Shaper) effective March 1, 2004	Salaried Exempt Salaried Non-Exempt

	Chatsworth, CA (RSA) effective January 1, 2005	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Hicksville, NY – (effective January 1, 2000)	Salaried Exempt Salaried Non-Exempt

	Vernon Hills, IL – (Effective January 1, 2008)	Salaried Exempt Salaried Non-Exempt

	Burlington, VT – (Effective January 1, 2008)	Salaried Exempt Salaried Non-Exempt

Cooper Power Systems, LLC	All Sales Offices	Salaried Exempt Salaried Non-Exempt

	Waukesha, WI	Salaried Exempt Salaried Non-Exempt

	Lumberton, MS	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Olean, NY	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	East Stroudsburg, PA (closed May 9, 2003)	Salaried Exempt Salaried Non-Exempt

	Greenwood, SC	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Nacogdoches, TX	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Franksville, WI	Salaried Exempt Salaried Non-Exempt

	South Milwaukee, WI	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Macomb, IL (closed December 13, 1999)	Salaried Exempt Salaried Non-Exempt

	Pewaukee, WI (RTE Components)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

EMPLOYER/DIVISION	COVERED FACILITY	COVERED EMPLOYEE CLASSIFICATION
	Waukesha, WI (RTE Distribution – North Street)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Waukesha, WI (RTE Small Power-Badger & Lincoln)	Salaried Exempt Salaried Non- Exempt Hourly-Rated

	Fayetteville, AR	Salaried Exempt Salaried Non- Exempt

	Hood River, OR (closed July 19, 2002)	Salaried Exempt Salaried Non- Exempt

	Richardson, TX (closed June 30, 2000)	Salaried Exempt Salaried Non- Exempt

	Minneapolis, MN (effective January 1, 2007)	Salaried Exempt Salaried Non- Exempt

Cooper Tools, Inc.	Lexington, SC	Salaried Exempt Salaried Non- Exempt Hourly-Rated

	Hicksville, OH	All

	Dayton, OH	Salaried Exempt Salaried Non- Exempt

	Westminster, MD (Master Power) (closed December 31, 1999)	Salaried Exempt Salaried Non- Exempt Hourly-Rated

	Houston, TX	Salaried Exempt Salaried Non- Exempt

	Springfield, OH	Salaried Exempt Salaried Non- Exempt Hourly-Rated

	Cleveland, OH (closed July 31, 1999)	Salaried Exempt Salaried Non- Exempt

	Auburn Hills, MI	Salaried Exempt Salaried Non- Exempt

	Apex, NC	Salaried Exempt

	Sales Offices	Salaried Exempt Salaried Non- Exempt

	All Sales Offices	Salaried Exempt Salaried Non- Exempt

	All Distributions Centers (not Campbell Chain)	All

	Raleigh, NC	Salaried Exempt Salaried Non- Exempt

	Statesboro, GA (closed December 31, 2000)	Salaried Exempt Salaried Non- Exempt

EMPLOYER/DIVISION	COVERED FACILITY	COVERED EMPLOYEE CLASSIFICATION
	Madison, ME (closed September 30, 1999)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Sumter, SC	Salaried Exempt Salaried Non- Exempt Hourly-Rated

	Cheraw, SC (closed March 27, 2004)	Salaried Exempt Salaried Non- Exempt Hourly-Rated

	Greenville, MS (closed March 12, 2004)	Salaried Exempt Salaried Non- Exempt

	Cullman, AL	Salaried Exempt Salaried Non- Exempt Hourly-Rated

	Monroe, NC	Salaried Exempt Salaried Non- Exempt Hourly-Rated

	Sycamore, IL (closed June 11, 1999)	Salaried Exempt Salaried Non- Exempt

	York, PA	Salaried Exempt Salaried Non- Exempt Hourly-Rated

	Cortland, NY	Salaried Exempt Salaried Non- Exempt

	Campbell Chain Distribution Centers (Chicago/Alsip closed February 27, 2004)	Salaried Exempt Salaried Non- Exempt Hourly-Rated

	Apex, NC	Salaried Exempt Salaried Non- Exempt Hourly-Rated

Cooper Wiring Devices, Inc.	Long Island City, NY (effective April 1, 2001)	Salaried Exempt Salaried Non- Exempt

	Charlotte, NC (effective April 1, 2001)	Salaried Exempt Salaried Non- Exempt Hourly-Rated

	Phoenix, AZ (effective April 1, 2001)	Salaried Exempt Salaried Non- Exempt Hourly-Rated

	Georgetown, SC (effective April 1, 2001) (closed June 27, 2004)	Salaried Exempt Salaried Non- Exempt

EMPLOYER/DIVISION	COVERED FACILITY	COVERED EMPLOYEE CLASSIFICATION
	Brunswick, ME	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Peachtree City, GA (effective January 1, 2007)	Salaried Exempt Salaried Non- Exempt

PowerStor, Inc.	Dublin, CA (effective July 1, 2002)	Salaried Exempt Salaried Non- Exempt Hourly-Rated

Cooper Wheelock	Long Branch, NJ (also includes Neptune and Oceanport) (effective January 1, 2007)	Salaried Exempt Salaried Non- Exempt Hourly-Rated

	Sarasota, FL (effective January 1, 2008)	Salaried Exempt Salaried Non- Exempt Hourly-Rated

APPENDIX E

TRANSFEROR PLANS

	Plan	Effective Date on which Assets and Liabilities transferred to the Plan
(1)	McGraw-Edison Savings and Sharing Plan	07/01/86

(2)	McGraw-Edison Profit Sharing Plan	07/01/86

(3)	Campbell Chain Profit-Sharing Plan	07/01/86

(4)	Turner Profit-Sharing Plan	07/01/86

(5)	McGraw-Edison Thrift Plan	07/01/86

(6)	McGraw-Edison Consolidated Retirement Plan	07/01/86

(active employees only)

(7)	GATX Profit-Sharing Plan	02/01/87

(8)	Joy Manufacturing Company Savings Plan	08/01/87

(Petroleum Equipment Group only)

(9)	Joy Manufacturing Company Savings Plan	01/01/88

(Molded Rubber

Products Group only)

(10)	Joy Manufacturing Company Savings Plan	06/01/88

(Compressor Group only)

(11)	USD Plan	04/01/88

(12)	Champion Spark Plug Company Salaried Employees’
	Deferred Savings Plan	08/01/90

(13)	Cameron Iron Works USA, Inc.
	Savings Investment Plan	09/01/90

(14)	Cooper Industries, Inc. Consolidated Retirement Plan	12/31/91

(15)	Auto Components, Inc. Profit Sharing Plan	01/01/94

E-1

(16)	Moog Automotive, Inc. Temperature Control
	Division 401(k) Plan	01/01/94

(17)	Moog Automotive, Inc. Temperature Control Division
	Profit Sharing Plan	01/01/94

(18)	Zanxx, Inc. 401(k) Salary Reduction Plan	11/10/94

(19)	Precision Universal Joint Hourly Profit Sharing Plan	02/28/95

(20)	Master Power, Inc. 401(k) Retirement Savings Plan	07/01/97

(21)	Rolero-Omega Voluntary Retirement Savings Plan
	and Trust	07/01/97

(22)	Thepitt Hourly Savings Plan	08/31/98
(salaried
employees
only)

(23)	Neo-Ray Products, Inc. 401(k) Profit Sharing Plan	01/01/00

(24)	Atlite Lighting Equipment, Inc. 401(k) Plan	01/01/00

(25)	Wheelock, Inc. Section 401(k) Profit Sharing Plan	12/31/06

(26)	Cannon Technologies Inc. Profit Sharing Plan	12/31/06

(27)	Cooper US, Inc. Profit Sharing Plan	04/30/07

(28)	Madah-Com Inc. 401(k) Profit Sharing Plan	12/31/07

(29)	iO Lighting 401(k) Plan	12/31/07

E-2

APPENDIX F

MERGED PLANS AND PROTECTED BENEFITS

1.	Merger of the Wheelock, Inc. Section 401(k) Profit Sharing Plan

a.	Active Participants as of December 31, 2006, in the Wheelock, Inc. Section 401(k) Profit Sharing Plan were 100% vested in their accrued employer contributions upon the merger into this Plan.

b.	Active Participants in the Wheelock, Inc. Section 401(k) Profit Sharing Plan who had three or more Years of Service as of December 31, 2006 are 100% vested in all future Company Retirement Contributions made under the Plan.

c.	Future Company Retirement Contributions for all active Participants in the Wheelock, Inc. Section 401(k) Profit Sharing Plan who had less than three Years of Service as of December 31, 2006, are subject to the vesting schedule under this Plan.

d.	All years of service that a participant accrued under the Wheelock, Inc. Section 401(k) Profit Sharing Plan is recognized for purposes of determining a Member’s vested interest under this Plan.

e.	The Normal Retirement Age for those Participants with an Account Balance as of December 31, 2006, in the Wheelock, Inc. Section 401(k) Profit Sharing Plan will be age 60 under this Plan.

2.	Merger of the Cannon Technologies Inc. Profit Sharing Plan

a.	Active Participants as of December 31, 2006, in the Cannon Technologies Inc. Profit Sharing Plan are 100% vested in their accrued employer contributions upon the merger into this Plan.

b.	Active Participants in the Cannon Technologies Inc. Profit Sharing Plan who had three or more Years of Service as of December 31, 2006, are 100% vested in all future Company Retirement Contributions made under the Plan.

c.	Future Company Retirement Contributions, for all active Participants in the Cannon Technologies Inc. Profit Sharing Plan who had less than three Years of Service as of December 31, 2006, are subject to the vesting schedule under this Plan.

d.	All years of service that a participant accrued under the Cannon Technologies Inc. Profit Sharing Plan is recognized for purposes of determining a Member’s vested interest under this Plan.

3.	Merger of the Cooper US, Inc. Profit Sharing Plan

a.	Active Participants as of April 30, 2007, in the Cooper US, Inc. Profit Sharing Plan, are 100% vested in their accrued employer matching contributions upon the merger into this Plan.

b.	All years of service that a participant has accrued under the Cooper US, Inc. Profit Sharing Plan is recognized for purposes of determining a Member’s vested interest under this Plan. Furthermore, there shall be no reduction in accrued years of service that may result from changes in the plan year, vesting computation period, and vesting computation method.

c.	Accrued non-elective contributions and Future Company Retirement Contributions for all active participants in the Cooper US, Inc. Profit Sharing Plan as of April 30, 2007, will be subject to the vesting schedule under this Plan.

d.	Participants with an Account Balance as of April 30, 2007, in the Cooper US, Inc. Profit Sharing Plan shall become 100% vested in all Employer contributions under this Plan the first of the month following attainment of age 55.

4.	Merger of the Madah-com Inc. 401(k) Profit Sharing Plan

a.	Active participants as of December 31, 2007, in the Madah-Com Inc. 401(k) Profit Sharing Plan, are 100% vested in their accrued employer matching contributions upon the merger into this Plan.

b.	Accrued non-elective contributions and Future Company Retirement Contributions for all active participants in the Madah-Com Inc. 401(k) Profit Sharing Plan as of December 31, 2007, are subject to the vesting schedule under this Plan.

c.	All years of service that a participant has accrued under the Madah-Com Inc. 401(k) Profit Sharing Plan is recognized for purposes of determining a Member’s vested interest under this Plan.

5.	Merger of the iO Lighting 401(k) Plan

a.	All years of service that a participant has accrued under the iO Lighting 401(k) Plan will be recognized for purposes of determining a Member’s vested interest under this Plan.

APPENDIX G

REQUIRED MINIMUM DISTRIBUTIONS

SECTION 1

GENERAL RULES

1.01	Effective Date. Unless an earlier effective date is specified below, the provisions of this Appendix G shall be applicable for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

1.02	Precedence. The requirements of this Appendix shall take precedence over any inconsistent provisions of the Plan.

1.03	Incorporation of the Requirements of Treasury Regulations. All distributions required under this Appendix shall be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Code.

1.04	TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Appendix, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

SECTION 2

DEFINITIONS

2.01	“Designated Beneficiary” shall mean the individual who is designated as the beneficiary under the Plan and is the Designated Beneficiary under Section 401(a)(9) of the Code and Treas. Regs. Section 1.401(a)(9)-1, Q&A-4.

2.02	“Distribution Calendar Year” shall mean a calendar year for which a minimum distribution is required. For distributions beginning before a Member’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains a Member’s Required Beginning Date. For distributions beginning after a Member’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 3.02. The required minimum distribution for the Member’s first distribution calendar year shall be made on or before the Member’s Required Beginning Date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Member’s Required Beginning Date occurs, shall be made on or before December 31 of that distribution calendar year.

2.03	“Life Expectancy” shall mean life expectancy as computed by use of the Single Life Table in Treas. Regs. Section 1.401(a)(9)-9.

2.04	“Member’s Account Balance” shall mean the account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

2.05	“Required Beginning Date” shall mean April 1 following the calendar year in which the later of the following dates occurs: (i) the date on which the Member attains age 70-1/2, or (ii) the date on which the Member retires (except for a Member who is a 5% owner, as defined in Section 416(i)(1)(B)(i) of the Code, the date determined under this paragraph (b) shall be April 1 of the calendar year following the calendar year in which the Member attains age 70-1/2, without regard to the date of the Member’s retirement).

SECTION 3

TIME AND MANNER OF DISTRIBUTION

3.01	Required Beginning Date. A Member’s entire interest shall be distributed, or begin to be distributed, to the Member no later than the Member’s Required Beginning Date.

3.02	Death of Member Before Distributions Begin. If a Member dies before distributions begin, the Member’s entire interest shall be distributed, or shall begin to be distributed, no later than as follows:

(a)

If the Member’s surviving spouse is the Member’s sole Designated Beneficiary, then, except as provided in this Appendix, distributions to the surviving spouse shall begin by December 31 of the calendar year immediately following the calendar year in which the Member died, or by December 31 of the calendar year in which the Member would have attained age 70 1/2, if later.

(b)	If the Member’s surviving spouse is not the Member’s sole Designated Beneficiary, then, except as provided in this Appendix, distributions to the Designated Beneficiary shall begin by December 31 of the calendar year immediately following the calendar year in which the Member died.

(c)	If there is no Designated Beneficiary as of September 30 of the year following the year of the Member’s death, the Member’s entire interest shall be distributed by December 31 of the calendar year containing the fifth anniversary of the Member’s death.

(d)	If the Member’s surviving spouse is the Member’s sole Designated Beneficiary and the surviving spouse dies after the Member, but before distributions to the surviving spouse begin, this Section 3.02 (other than Section 3.02(a)) shall apply as if the surviving spouse were the Member.

(e)	[Reserved]

(f)	Members or beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in Sections 3.02 and 5.02 of this Appendix applies to distributions after the death of a Member who has a Designated Beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under Section 3.02 of this Appendix, or by September 30 of the calendar year which contains the fifth anniversary of the Member’s (or, if applicable, surviving spouse’s) death. If neither the Member nor a beneficiary makes an election under this paragraph (f), distributions shall be made in accordance with Sections 3.02 and 5.02 of this Appendix.

(g)	A Designated Beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-year period.

For purposes of this Section 3.02 and Section 5, unless Section 3.02(d) is applicable, distributions shall be considered to begin on the Member’s Required Beginning Date. If Section 3.02(d) applies, distributions shall be considered to begin on the date distributions are required to begin to the surviving spouse under Section 3.02(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the Member before the Member’s Required Beginning Date (or to the Member’s surviving spouse before the date distributions are required to begin to the surviving spouse under Section 3.02(a)), the date distributions are considered to begin shall be the date distributions actually commence.

3.03	Forms of Distribution. Unless a Member’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first distribution calendar year distributions will be made in accordance with Sections 4 and 5 of this Appendix. If a Member’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Section 401(a)(9) of the Code and related Treasury regulations.

SECTION 4

REQUIRED MINIMUM DISTRIBUTIONS DURING MEMBER’S LIFETIME

4.01	Amount of Required Minimum Distribution For Each Distribution Calendar Year. During a Member’s lifetime, the minimum amount that will be distributed for each distribution calendar year shall be the lesser of:

(a)	the quotient obtained by dividing the Member’s account balance by the distribution period in the Uniform Lifetime Table set forth in Treas. Regs. Section

1.401(a)(9)-9, using the Member’s age as of the Member’s birthday in the distribution calendar year; or

(b)	if the Member’s sole Designated Beneficiary for the distribution calendar year is the Member’s spouse, the quotient obtained by dividing the Member’s account balance by the number in the Joint and Last Survivor Table set forth in Treas. Regs. Section 1.401(a)(9)-9, using the Member’s and spouse’s attained ages as of the Member’s and spouse’s birthdays in the distribution calendar year.

4.02	Lifetime Required Minimum Distributions Continue Through Year of Member’s Death. Required minimum distributions shall be determined under this Section 4 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Member’s date of death.

SECTION 5

REQUIRED MINIMUM DISTRIBUTIONS AFTER MEMBER’S DEATH

5.01	Death On or After Date Distributions Begin.

(a)	Member Survived by Designated Beneficiary. If a Member dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Member’s death shall be the quotient obtained by dividing the Member’s account balance by the longer of the remaining life expectancy of the Member or the remaining life expectancy of the Member’s Designated Beneficiary, determined as follows:

(1)	The Member’s remaining life expectancy is calculated using the age of the Member in the year of death, reduced by one for each subsequent year.

(2)	If the Member’s surviving spouse is the Member’s sole Designated Beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Member’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For distribution calendar years after the year of the surviving spouse’s death, the remaining life expectancy of the surviving spouse shall be calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

(3)	If the Member’s surviving spouse is not the Member’s sole Designated Beneficiary, the Designated Beneficiary’s remaining life expectancy shall be calculated using the age of the beneficiary in the year following the year of the Member’s death, reduced by one for each subsequent year.

(b)

No Designated Beneficiary. If a Member dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Member’s death, the minimum amount that will be distributed for each distribution calendar year after the year of the Member’s death shall be the quotient obtained by dividing the Member’s account balance by the Member’s remaining life expectancy calculated using the age of the Member in the year of death, reduced by one for each subsequent year.

5.02	Death Before Date Distributions Begin.

(a)	Member Survived by Designated Beneficiary. Except as provided in this Appendix, if a Member dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Member’s death shall be the quotient obtained by dividing the Member’s account balance by the remaining life expectancy of the Member’s Designated Beneficiary, determined as provided in Section 5.01.

(b)	No Designated Beneficiary. If a Member dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Member’s death, distribution of the Member’s entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Member’s death.

(c)	Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If a Member dies before the date distributions begin, the Member’s surviving spouse is the Member’s sole Designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 3.02(a), this Section 5.02 shall apply as if the surviving spouse were the Member.

APPENDIX H

SERVICE WITH PREDECESSOR ORGANIZATIONS

For purposes of vesting accrual, service will be recognized with the following organizations:

1. Powerline Communications, Inc.

H-1

Addenda A

IAR Addenda Applicable to Active IAR Members

ADDENDA A

FOR ACTIVE IAR ADDENDA

TABLE OF CONTENTS

Addendum
I-A	Amarillo, Texas Plant of Crouse-Hinds Electrical Construction Materials Division (070)

II-A	Campbell Chain Distribution Centers (193)

III-A	Campbell Chain in York, Pennsylvania (194)

IV-A	Cooper Power Tools - Lexington, South Carolina (122)

V-A	Cooper Power Systems, RTE Components at Pewaukee, Wisconsin (262)

VI-A	Cooper Power Systems, RTE Distribution Transformers Plant in Waukesha, Wisconsin (263)

VII-A	Cooper Power Systems, RTE Small Power Plant in Waukesha, Wisconsin (264)

VIII-A	Cooper Power Systems Division Facility in Lumberton, Mississippi (196)

IX-A	Cooper Power Systems Division Facility in Nacogdoches, Texas (199)

X-A	Crescent-Sumter Plant in Sumter, South Carolina (060)

XI-A	Crouse-Hinds Aviation Lighting Products in Windsor, Connecticut (160)

XII-A	LaGrange, North Carolina Plant (236)

XIII-A	Lufkin-Apex Plant in Apex, North Carolina (068)

XIV-A	Cooper Power Systems Division Facility in Greenwood, South Carolina (198)

XV-A	Cooper Power Systems Division Facility in Olean, New York (197)

XVI-A	Cooper Power Systems Division Facility in South Milwaukee, Wisconsin (200)

XVII-A	Nicholson-Cullman Plant in Cullman, Alabama (063)

XVIII-A	Plumb-Monroe Plant in Monroe, North Carolina (123)

XIX-A	Prestec Plant in Preston, Georgia of Cooper Lighting, Inc. (238)

Addendum

XX-A	USD Facility in Chicago, Illinois (246)

XXI-A	Weller-Cheraw Plant in Cheraw, South Carolina (061)

XXII-A	Hourly Employees of Cooper Electronic Technologies, Inc. in Boca Raton, Florida and Dublin, California (486)

XXIII-A	Crouse-Hinds Division Facility in Roanoke, Virginia (440)

XXIV-A	Cooper Wiring Devices Facility in Brunswick, Maine (441)

XXV-A	Cooper Lighting Division Facility in Peachtree City, Georgia (459)

XXVI-A	Cooper Lighting Division Facility (FailSafe) in Chicago, Illinois (448)

XXVII-A	Cooper Lighting Division Facility in Cranbury, New Jersey (482)

XXVIII-A	Cooper Power Tools Plant in Springfield, Ohio (484)

XXIX-A	Cooper Lighting, Inc. Facility in Lakewood, Colorado (503)

XXX-A	Cooper Lighting Division Facility in Westlake Village, California (487)

XXXI-A	Cooper B-Line, Inc. Facility in Reno, Nevada (490)

XXXII-A	Cooper B-Line, Inc. Facility in Portland, Oregon (491)

XXXIII-A	Cooper B-Line, Inc. Facility in Modesto, California (492)

XXXIV-A	Cooper B-Line, Inc. Facility in Sherman, Texas (493)

XXXV-A	Cooper B-Line, Inc. Facility in Aurora, Colorado (494)

XXXVI-A	Cooper B-Line, Inc. Facility in Franklin Park, Illinois (495)

XXXVII-A	Cooper Wiring Devices Division Facility in Charlotte, North Carolina (504)

XXXVIII-A	Cooper Wiring Devices Division Facility in Phoenix, Arizona (505)

XXXIX-A	Cooper Lighting Facility in Chatsworth, California (510)

XL-A	Crouse-Hinds Facility in Houston, Texas

XLI-A	Crouse-Hinds Facility in Camarillo, California

ii

IAR ADDENDUM I-A

EMPLOYEES AT THE

AMARILLO, TEXAS PLANT

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Amarillo, Texas facility of the Crouse-Hinds Electrical Construction Materials Division of the Company (070).

B.	ARTICLE I - DEFINITIONS:

(1)	Section 1.1(35) - Master IAR Entry Date:

January 1, 1984

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM II-A

HOURLY EMPLOYEES OF CAMPBELL CHAIN AT THE DISTRIBUTION CENTERS

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Distribution Centers of Campbell Chain Division of McGraw-Edison Company located in Houston, Texas; Atlanta, Georgia; Denver, Colorado; Los Angeles, California; Chicago, Illinois; and Seattle, Washington as well as the closed Distribution Centers of Campbell Chain Division located in New Orleans, Louisiana (closed August, 1986); and Portland, Oregon, (closed August, 1986) (193).

B.	ARTICLE I - DEFINITIONS:

(1)	Section 1.1(35) - Master IAR Entry Date:

July 1, 1986

C.	Section 3.6—COMPANY RETIREMENT CONTRIBUTIONS:

In addition to the Company Retirement Contribution otherwise set forth in Section 3.6, on and after October 1, 1989, the Company shall make an additional Company Retirement Contribution with respect to each Member who was employed on September 30, 1989 at a facility and in an employment classification set forth on the Additional Retiree Medical Credit Eligibility List on file with the Plans Administration Committee as set forth below; provided, however, that such amount shall be prorated and credited to such Member’s IAR Account based upon the number of pay periods applicable to such Member in such month during which the Member was employed at a facility and in an employment classification set forth on the Additional Retiree Medical Credit Eligibility List.

1.	Active Members on October 1, 1989, who attained at least age 50 on December 31, 1989 and who elected retiree medical coverage

Monthly Additional
Year of Birth	Credit Amount
1939	$60.00
1938	$60.00
1937	$65.00
1936	$65.00
1935	$70.00
1934 or earlier	$75.00

2.	Active Members on October 1, 1989, who attained at least age 50 on December 31, 1989 and who did not elect retiree medical coverage

Monthly Additional
Year of Birth	Credit Amount
1939	$105.00
1938	$110.00
1937	$115.00
1936	$120.00
1935	$125.00
1934 or earlier	$130.00

3.	Active Members on October 1, 1989, who had not attained age 50 on December 31, 1989

Monthly Additional
Year of Birth	Credit Amount
1964 or later	$10.00
1963	$11.00
1962	$13.00
1961	$15.00
1960	$17.00
1959	$19.00
1958	$21.00
1957	$23.00
1956	$25.00

Monthly Additional
Year of Birth	Credit Amount
1955	$27.00
1954	$29.00
1953	$31.00
1952	$34.00
1951	$37.00
1950	$40.00
1949	$44.00
1948	$48.00
1947	$52.00
1946	$54.00
1945	$60.00
1944	$65.00
1943	$70.00
1942	$75.00
1941	$80.00
1940	$90.00

D.	SPECIAL ACCOUNT FOR PRIOR PLAN BENEFITS:

A separate subaccount shall be maintained with respect to benefits of a Member that were transferred from the Campbell Chain Company Pension Plan for Hourly Employees. Such separate subaccount shall be 100% vested in such Member.

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM III-A

HOURLY EMPLOYEES OF

CAMPBELL CHAIN IN YORK, PENNSYLVANIA

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The York, Pennsylvania facility of the Cooper Hand Tools Division of the Company (194).

B.	ARTICLE I - DEFINITIONS:

(1)	Section 1.1(35) - Master IAR Entry Date:

July 1, 1986

C.	Section 3.6—COMPANY RETIREMENT CONTRIBUTIONS:

In addition to the Company Retirement Contribution otherwise set forth in Section 3.6, on and after October 1, 1989, the Company shall make an additional Company Retirement Contribution with respect to each Member who was employed on September 30, 1989 at a facility and in an employment classification set forth on the Additional Retiree Medical Credit Eligibility List on file with the Plans Administration Committee as set forth below; provided, however, that such amount shall be prorated and credited to such Member’s IAR Account based upon the number of pay periods applicable to such Member in such month during which the Member was employed at a facility and in an employment classification set forth on the Additional Retiree Medical Credit Eligibility List.

1.	Active Members on October 1, 1989, who attained at least age 50 on December 31, 1989 and who elected retiree medical coverage

Monthly Additional
Year of Birth	Credit Amount
1939	$60.00
1938	$60.00
1937	$65.00
1936	$65.00
1935	$70.00
1934 or earlier	$75.00

2.	Active Members on October 1, 1989, who attained at least age 50 on December 31, 1989 and who did not elect retiree medical coverage

Monthly Additional
Year of Birth	Credit Amount
1939	$105.00
1938	$110.00
1937	$115.00
1936	$120.00
1935	$125.00
1934 or earlier	$130.00

3.	Active Members on October 1, 1989, who had not attained age 50 on December 31, 1989

Monthly Additional
Year of Birth	Credit Amount
1964 or later	$10.00
1963	$11.00
1962	$13.00
1961	$15.00
1960	$17.00
1959	$19.00
1958	$21.00
1957	$23.00
1956	$25.00
1955	$27.00
1954	$29.00
1953	$31.00
1952	$34.00
1951	$37.00
1950	$40.00

Monthly Additional
Year of Birth	Credit Amount
1949	$44.00
1948	$48.00
1947	$52.00
1946	$54.00
1945	$60.00
1944	$65.00
1943	$70.00
1942	$75.00
1941	$80.00
1940	$90.00

D.	SPECIAL ACCOUNT FOR PRIOR PLAN BENEFITS:

A separate subaccount shall be maintained with respect to benefits of a Member that were transferred from the Campbell Chain Company Pension Plan for Hourly Employees. Such separate subaccount shall be 100% vested in such Member.

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM IV-A

EMPLOYEES AT COOPER POWER TOOLS—LEXINGTON, SOUTH CAROLINA

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Lexington, South Carolina facility of the Cooper Power Tools Division of the Company (122).

B.	ARTICLE I—DEFINITIONS:

(1)	Section 1.1(35)—Master IAR Entry Date:

January 1, 1983

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM V-A

HOURLY EMPLOYEES OF COOPER POWER SYSTEMS

RTE COMPONENTS AT PEWAUKEE, WISCONSIN

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Pewaukee, Wisconsin RTE Components facility of the Cooper Power Systems Division of the Company (262).

B.	ARTICLE I - DEFINITIONS:

(1)	Section 1.1(35) - Master IAR Entry Date:

January 1, 1989

C.	Section 3.6—COMPANY RETIREMENT CONTRIBUTIONS:

In addition to the Company Retirement Contribution otherwise set forth in Section 3.6, on and after October 1, 1989, the Company shall make an additional Company Retirement Contribution with respect to each Member who was employed on September 30, 1989 at a facility and in an employment classification set forth on the Additional Retiree Medical Credit Eligibility List on file with the Plans Administration Committee as set forth below; provided, however, that such amount shall be prorated and credited to such Member’s IAR Account based upon the number of pay periods applicable to such Member in such month during which the Member was employed at a facility and in an employment classification set forth on the Additional Retiree Medical Credit Eligibility List.

1.	Active Members on October 1, 1989, who attained at least age 50 on December 31, 1989 and who elected retiree medical coverage

Monthly Additional
Year of Birth	Credit Amount
1939	$60.00
1938	$60.00
1937	$65.00
1936	$65.00
1935	$70.00
1934 or earlier	$75.00

2.	Active Members on October 1, 1989, who attained at least age 50 on December 31, 1989 and who did not elect retiree medical coverage

Monthly Additional
Year of Birth	Credit Amount
1939	$105.00
1938	$110.00
1937	$115.00
1936	$120.00
1935	$125.00
1934 or earlier	$130.00

3.	Active Members on October 1, 1989, who had not attained age 50 on December 31, 1989

Monthly Additional
Year of Birth	Credit Amount
1964 or later	$10.00
1963	$11.00
1962	$13.00
1961	$15.00
1960	$17.00
1959	$19.00
1958	$21.00
1957	$23.00
1956	$25.00
1955	$27.00
1954	$29.00
1953	$31.00
1952	$34.00
1951	$37.00
1950	$40.00
1949	$44.00
1948	$48.00
1947	$52.00
1946	$54.00
1945	$60.00
1944	$65.00
1943	$70.00
1942	$75.00
1941	$80.00
1940	$90.00

D.	Section 7.3—VESTING COMPANY RETIREMENT CONTRIBUTIONS:

Each Member who is not a Highly Compensated Employee, who was employed on July 22, 1988 at the Participating Unit covered by this Addendum, and who is employed on January 1, 1996 at the Participating Unit covered by this Addendum, shall be 100% vested in his IAR Account and shall be 100% vested in Company Retirement Contributions made thereto.

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM VI-A

HOURLY EMPLOYEES OF COOPER POWER SYSTEMS RTE

DISTRIBUTION TRANSFORMERS PLANT AT WAUKESHA, WISCONSIN

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Waukesha, Wisconsin RTE Distribution Transformers facility of the Cooper Power Systems Division of the Company (263).

B.	ARTICLE I - DEFINITIONS:

(1)	Section 1.1(35) - Master IAR Entry Date:

January 1, 1989

C.	Section 3.6—COMPANY RETIREMENT CONTRIBUTIONS:

In addition to the Company Retirement Contribution otherwise set forth in Section 3.6, on and after October 1, 1989, the Company shall make an additional Company Retirement Contribution with respect to each Member who was employed on September 30, 1989 at a facility and in an employment classification set forth on the Additional Retiree Medical Credit Eligibility List on file with the Plans Administration Committee as set forth below; provided, however, that such amount shall be prorated and credited to such Member’s IAR Account based upon the number of pay periods applicable to such Member in such month during which the Member was employed at a facility and in an employment classification set forth on the Additional Retiree Medical Credit Eligibility List.

1.	Active Members on October 1, 1989, who attained at least age 50 on December 31, 1989 and who elected retiree medical coverage

Monthly Additional
Year of Birth	Credit Amount
1939	$60.00
1938	$60.00
1937	$65.00
1936	$65.00
1935	$70.00
1934 or earlier	$75.00

2.	Active Members on October 1, 1989, who attained at least age 50 on December 31, 1989 and who did not select retiree medical coverage

Monthly Additional
Year of Birth	Credit Amount
1939	$105.00
1938	$110.00
1937	$115.00
1936	$120.00
1935	$125.00
1934 or earlier	$130.00

3.	Active Members on October 1, 1989, who had not attained age 50 on December 31, 1989

Monthly Additional
Year of Birth	Credit Amount
1964 or later	$10.00
1963	$11.00
1962	$13.00
1961	$15.00
1960	$17.00
1959	$19.00
1958	$21.00
1957	$23.00
1956	$25.00
1955	$27.00
1954	$29.00
1953	$31.00
1952	$34.00
1951	$37.00
1950	$40.00
1949	$44.00
1948	$48.00
1947	$52.00
1946	$54.00
1945	$60.00
1944	$65.00
1943	$70.00
1942	$75.00
1941	$80.00
1940	$90.00

D.	Section 7.3—VESTING COMPANY RETIREMENT CONTRIBUTIONS:

Each Member who is not a Highly Compensated Employee, who was employed on July 22, 1988 at the Participating Unit covered by this Addendum, and who is employed on January 1, 1996 at the Participating Unit covered by this Addendum, shall be 100% vested in his IAR Account and shall be 100% vested in Company Retirement Contributions made thereto.

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM VII-A

HOURLY EMPLOYEES OF COOPER POWER SYSTEMS

RTE SMALL POWER PLANT AT WAUKESHA, WISCONSIN

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Cooper Power Systems RTE Small Power facility at the Waukesha, Wisconsin (264).

B.	ARTICLE I - DEFINITIONS:

(1)	Section 1.1(35) - Master IAR Entry Date:

January 1, 1989

C.	Section 3.6—COMPANY RETIREMENT CONTRIBUTIONS:

In addition to the Company Retirement Contribution otherwise set forth in Section 3.6, on and after October 1, 1989, the Company shall make an additional Company Retirement Contribution with respect to each Member who was employed on September 30, 1989 at a facility and in an employment classification set forth on the Additional Retiree Medical Credit Eligibility List on file with the Plans Administration Committee as set forth below; provided, however, that such amount shall be prorated and credited to such Member’s IAR Account based upon the number of pay periods applicable to such Member in such month during which the Member was employed at a facility and in an employment classification set forth on the Additional Retiree Medical Credit Eligibility List.

1.	Active Members on October 1, 1989, who attained at least age 50 on December 31, 1989 and who elected retiree medical coverage

Monthly Additional
Year of Birth	Credit Amount
1939	$60.00
1938	$60.00
1937	$65.00
1936	$65.00
1935	$70.00
1934 or earlier	$75.00

2.	Active Members on October 1, 1989, who attained at least age 50 on December 31, 1989 and who did not elect retiree medical coverage

Monthly Additional
Year of Birth	Credit Amount
1939	$105.00
1938	$110.00
1937	$115.00
1936	$120.00
1935	$125.00
1934 or earlier	$130.00

3.	Active Members on October 1, 1989, who had not attained age 50 on December 31, 1989

Monthly Additional
Year of Birth	Credit Amount
1964 or later	$10.00
1963	$11.00
1962	$13.00
1961	$15.00
1960	$17.00
1959	$19.00
1958	$21.00
1957	$23.00
1956	$25.00
1955	$27.00
1954	$29.00
1953	$31.00
1952	$34.00
1951	$37.00
1950	$40.00
1949	$44.00
1948	$48.00
1947	$52.00
1946	$54.00
1945	$60.00
1944	$65.00
1943	$70.00
1942	$75.00
1941	$80.00
1940	$90.00

D.	Section 7.3—VESTING COMPANY RETIREMENT CONTRIBUTIONS:

Each Member who is not a Highly Compensated Employee, who was employed on July 22, 1988 at the Participating Unit covered by this Addendum, and who is employed on January 1, 1996 at the Participating Unit covered by this Addendum, shall be 100% vested in his IAR Account and shall be 100% vested in Company Retirement Contributions made thereto.

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM VIII-A

HOURLY EMPLOYEES OF

COOPER POWER SYSTEMS IN LUMBERTON, MISSISSIPPI

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Lumberton, Mississippi facility of the Cooper Power Systems Division of the Company (196).

B.	ARTICLE I - DEFINITIONS:

(1)	Section 1.1(35) - Master IAR Entry Date:

July 1, 1986

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM IX-A

HOURLY EMPLOYEES OF

COOPER POWER SYSTEMS IN NACOGDOCHES, TEXAS

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Nacogdoches, Texas facility of the Cooper Power Systems Division of the Company (199).

B.	ARTICLE I - DEFINITIONS:

(1)	Section 1.1(35) - Master IAR Entry Date:

July 1, 1986

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM X-A

EMPLOYEES OF THE CRESCENT-SUMTER PLANT

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Crescent-Sumter facility of the Cooper Hand Tools Division of the Company located in Sumter, South Carolina (060).

B.	ARTICLE I - DEFINITIONS:

(1)	Section 1.1(35) - Master IAR Entry Date:

January 1, 1984

C.	Section 3.6—COMPANY RETIREMENT CONTRIBUTIONS:

In addition to the Company Retirement Contribution otherwise set forth in Section 3.6, on and after October 1, 1989, the Company shall make an additional Company Retirement Contribution with respect to each Member who was employed on September 30, 1989 at a facility and in an employment classification set forth on the Additional Retiree Medical Credit Eligibility List on file with the Plans Administration Committee as set forth below; provided, however, that such amount shall be prorated and credited to such Member’s IAR Account based upon the number of pay periods applicable to such Member in such month during which the Member was employed at a facility and in an employment classification set forth on the Additional Retiree Medical Credit Eligibility List.

1.	Active Members on October 1, 1989, who attained at least age 50 on December 31, 1989 and who elected retiree medical coverage

Monthly Additional
Year of Birth	Credit Amount
1939	$60.00
1938	$60.00
1937	$65.00
1936	$65.00
1935	$70.00
1934 or earlier	$75.00

2.	Active Members on October 1, 1989, who attained at least age 50 on December 31, 1989 and who did not elect retiree medical coverage

Monthly Additional
Year of Birth	Credit Amount
1939	$105.00
1938	$110.00
1937	$115.00
1936	$120.00
1935	$125.00
1934 or earlier	$130.00

3.	Active Members on October 1, 1989, who had not attained age 50 on December 31, 1989

Monthly Additional
Year of Birth	Credit Amount
1964 or later	$10.00
1963	$11.00
1962	$13.00
1961	$15.00
1960	$17.00
1959	$19.00
1958	$21.00
1957	$23.00
1956	$25.00
1955	$27.00
1954	$29.00
1953	$31.00
1952	$34.00
1951	$37.00
1950	$40.00
1949	$44.00
1948	$48.00
1947	$52.00
1946	$54.00
1945	$60.00
1944	$65.00
1943	$70.00
1942	$75.00
1941	$80.00
1940	$90.00

D.	SPECIAL ACCOUNT FOR PRIOR PLAN BENEFITS:

A separate subaccount shall be maintained with respect to benefits of a Member that were transferred from the Pension Plan for Employees of the Crescent-Sumter Plant. Such separate subaccount shall be 100% vested in such Member.

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM XI-A

FOR HOURLY EMPLOYEES OF CROUSE-HINDS

AVIATION LIGHTING PRODUCTS IN WINDSOR, CONNECTICUT

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Windsor, Connecticut facility of the Crouse-Hinds Aviation Lighting Products of the Company (160).

B.	ARTICLE I - DEFINITIONS:

(1)	Section 1.1(35) - Master IAR Entry Date:

August 1, 1984

C.	SPECIAL ACCOUNT FOR PRIOR PLAN BENEFITS:

A separate subaccount shall be maintained with respect to benefits of a Member that were transferred from the Crouse-Hinds Sepco Corporation Retirement Income Plan for Hourly Production and Maintenance Employees Pension Plan. Such separate subaccount shall be 100% vested in such Member.

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM XII-A

EMPLOYEES AT THE LAGRANGE, NORTH CAROLINA PLANT

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Crouse-Hinds Joy Molded Products facility of the Crouse-Hinds Electrical Construction Materials Division of the Company located in LaGrange, North Carolina (236).

B.	ARTICLE I - DEFINITIONS:

(1)	Section 1.1(35) - Master IAR Entry Date:

January 1, 1988

C.	Section 7.3—VESTING IN COMPANY RETIREMENT CONTRIBUTIONS:

Each Member who is not a Highly Compensated Employee, who was employed on November 3, 1987 at the Participating Unit covered by this Addendum, and who is employed on or after January 1, 1996 at the Participating Unit covered by this Addendum, shall be 100% vested in his IAR Account and shall be 100% vested in Company Retirement Contributions made thereto.

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM XIII-A

EMPLOYEES OF THE COOPER TOOLS FACILITY IN

APEX, NORTH CAROLINA (LUFKIN)

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Lufkin-Apex plant of the Cooper Hand Tools Division of the Company located in Apex, North Carolina (068).

B.	ARTICLE I - DEFINITIONS:

(1)	Section 1.1(35) - Master IAR Entry Date:

January 1, 1984

C.	SPECIAL ACCOUNT FOR PRIOR PLAN BENEFITS:

A separate subaccount shall be maintained with respect to benefits of a Member that were transferred from the Lufkin-Apex Plant Employees Pension Plan. Such separate subaccount shall be 100% vested in such Member.

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM XIV-A

HOURLY EMPLOYEES OF

COOPER POWER SYSTEMS IN GREENWOOD, SOUTH CAROLINA

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Greenwood, South Carolina facility of the Cooper Power Systems, Inc. (198).

B.	ARTICLE I - DEFINITIONS:

(1)	Section 1.1(35) - Master IAR Entry Date:

July 1, 1986

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM XV-A

HOURLY EMPLOYEES OF COOPER POWER SYSTEMS

IN OLEAN, NEW YORK

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Olean, New York facility of the Cooper Power Systems, Inc. (197).

B.	ARTICLE I - DEFINITIONS:

(1)	Section 1.1(35) - Master IAR Entry Date:

July 1, 1986

C.	Section 3.6—COMPANY RETIREMENT CONTRIBUTIONS:

In addition to the Company Retirement Contribution otherwise set forth in Section 3.6, on and after October 1, 1989, the Company shall make an additional Company Retirement Contribution with respect to each Member who was employed on September 30, 1989 at a facility and in an employment classification set forth on the Additional Retiree Medical Credit Eligibility List on file with the Plans Administration Committee as set forth below; provided, however, that such amount shall be prorated and credited to such Member’s IAR Account based upon the number of pay periods applicable to such Member in such month during which the Member was employed at a facility and in an employment classification set forth on the Additional Retiree Medical Credit Eligibility List.

1.	Active Members on October 1, 1989, who attained at least age 50 on December 31, 1989 and who elected retiree medical coverage

Monthly Additional
Year of Birth	Credit Amount
1939	$60.00
1938	$60.00
1937	$65.00
1936	$65.00
1935	$70.00
1934 or earlier	$75.00

2.	Active Members on October 1, 1989, who attained at least age 50 on December 31, 1989 and who did not elect retiree medical coverage

Monthly Additional
Year of Birth	Credit Amount
1939	$105.00
1938	$110.00
1937	$115.00
1936	$120.00
1935	$125.00
1934 or earlier	$130.00

3.	Active Members on October 1, 1989, who had not attained age 50 on December 31, 1989

Monthly Additional
Year of Birth	Credit Amount
1964 or later	$10.00
1963	$11.00
1962	$13.00
1961	$15.00
1960	$17.00
1959	$19.00
1958	$21.00
1957	$23.00
1956	$25.00
1955	$27.00
1954	$29.00
1953	$31.00
1952	$34.00
1951	$37.00
1950	$40.00
1949	$44.00
1948	$48.00
1947	$52.00
1946	$54.00
1945	$60.00
1944	$65.00
1943	$70.00
1942	$75.00
1941	$80.00
1940	$90.00

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM XVI-A

HOURLY EMPLOYEES OF COOPER POWER SYSTEMS

IN SOUTH MILWAUKEE, WISCONSIN

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The South Milwaukee, Wisconsin facility operation of the Cooper Power Systems, Inc. (200).

B.	ARTICLE I—DEFINITIONS:

(1)	Section 1.1(35)—Master IAR Entry Date:

July 1, 1986

C.	Section 3.6—COMPANY RETIREMENT CONTRIBUTIONS:

In addition to the Company Retirement Contribution otherwise set forth in Section 3.6, on and after October 1, 1989, the Company shall make an additional Company Retirement Contribution with respect to each Member who was employed on September 30, 1989 at a facility and in an employment classification set forth on the Additional Retiree Medical Credit Eligibility List on file with the Plans Administration Committee as set forth below; provided, however, that such amount shall be prorated and credited to such Member’s IAR Account based upon the number of pay periods applicable to such Member in such month during which the Member was employed at a facility and in an employment classification set forth on the Additional Retiree Medical Credit Eligibility List.

1.	Active Members on October 1, 1989, who attained at least age 50 on December 31, 1989 and who elected retiree medical coverage

Monthly Additional
Year of Birth	Credit Amount
1939	$60.00
1938	$60.00
1937	$65.00
1936	$65.00
1935	$70.00
1934 or earlier	$75.00

2.	Active Members on October 1, 1989, who attained at least age 50 on December 31, 1989 and who did not elect retiree medical coverage

Monthly Additional
Year of Birth	Credit Amount
1939	$105.00
1938	$110.00
1937	$115.00
1936	$120.00
1935	$125.00
1934 or earlier	$130.00

3.	Active Members on October 1, 1989, who had not attained age 50 on December 31, 1989

Monthly Additional
Year of Birth	Credit Amount
1964 or later	$10.00
1963	$11.00
1962	$13.00
1961	$15.00
1960	$17.00
1959	$19.00
1958	$21.00
1957	$23.00
1956	$25.00
1955	$27.00
1954	$29.00
1953	$31.00
1952	$34.00
1951	$37.00
1950	$40.00
1949	$44.00
1948	$48.00
1947	$52.00
1946	$54.00
1945	$60.00
1944	$65.00
1943	$70.00
1942	$75.00
1941	$80.00
1940	$90.00

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM XVII-A

EMPLOYEES OF THE NICHOLSON-CULLMAN PLANT

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Nicholson-Cullman plant of the Cooper Hand Tools Division of the Company located in Cullman, Alabama (063).

B.	ARTICLE I - DEFINITIONS:

(3)	Section 1.1(35) - Master IAR Entry Date:

January 1, 1984

C.	SPECIAL ACCOUNT FOR PRIOR PLAN BENEFITS:

A separate subaccount shall be maintained with respect to benefits of a Member that were transferred from the Nicholson-Cullman Plant Employees Pension Plan. Such separate subaccount shall be 100% vested in such Member.

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM XVIII-A

EMPLOYEES AT THE PLUMB-MONROE PLANT

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Monroe, North Carolina facility of the Cooper Hand Tools Division of the Company (123).

B.	ARTICLE I - DEFINITIONS:

(1)	Section 1.1(35) - Master IAR Entry Date:

January 1, 1983

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM XIX-A

HOURLY EMPLOYEES

AT THE PRESTEC PLANT IN PRESTON, GEORGIA

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Prestec plant in Preston, Georgia of Cooper Lighting, Inc. (238).

B.	ARTICLE I - DEFINITIONS:

(1)	Section 1.1(35) - Master IAR Entry Date:

January 1, 1988

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM XX-A

HOURLY EMPLOYEES OF USD AT CHICAGO, ILLINOIS

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Underwriters Safety Device facility of the Bussman Division of McGraw-Edison Company at Chicago, Illinois (246).

B.	ARTICLE I—DEFINITIONS:

(1)	Section 1.1(35)—Master IAR Entry Date:

April 1, 1988

C.	Section 7.3—VESTING COMPANY RETIREMENT CONTRIBUTIONS:

Each Member whose employment with the Affiliated Group is terminated on or after January 8, 2002, due to the closing of the Underwriters Safety Device facility in Chicago, Illinois shall be 100% vested in the balance of his IAR Account.

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM XXI-A

EMPLOYEES OF THE WELLER-CHERAW PLANT

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Weller-Cheraw plant of the Cooper Hand Tools Division of the Company located in Cheraw, South Carolina (061).

B.	ARTICLE I - DEFINITIONS:

(1)	Section 1.1(35) - Master IAR Entry Date:

January 1, 1984

C.	Section 7.3 – VESTING OF COMPANY RETIREMENT CONTRIBUTIONS:

Each Member whose employment with the Affiliated Group is terminated on or after December 2, 2002, due to the closing of the Weller-Cheraw plant of the Cooper Hand Tools Division in Cheraw, South Carolina shall be 100% vested in the balance of his IAR Account.

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM XXII-A

HOURLY EMPLOYEES OF COOPER ELECTRONIC TECHNOLOGIES, INC.

IN BOYNTON BEACH, FLORIDA AND DUBLIN, CALIFORNIA

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNITS:

The Boynton Beach, Florida and the Dublin, California facilities of Cooper Bussmann Division (486)

B.	ARTICLE I—DEFINITIONS:

(1)	Section 1.1(35)—Master IAR Entry Date:

July 1, 1999 (Boynton Beach, Florida facility);

July 1, 2002 (Dublin, California facility)

C.	Section 7.6—VESTING SERVICE:

Notwithstanding the provisions of Section 7.6, each Employee who becomes a Member covered by this Addendum on July 1, 2002, due to the acquisition of PowerStor, Inc. (“PowerStor”) shall be credited with Vesting Service in accordance with the following provisions:

(1)	Vesting Service Prior to September 24, 2001.

Each such Member shall be credited with a year of Vesting Service for each full year of employment prior to September 24, 2001 by PowerStor.

(2)	Vesting Service On and After September 24, 2001, But Prior to July 1, 2002.

Each such Member shall be credited with Hours of Service for vesting purposes for employment with the Affiliate Group on and after September 21, 2001, but prior to July 1, 2002, in an amount equal to the Hours of Service with which he would have been credited under the Plan, if he had been covered by the Plan during such period of time.

(3)	Vesting Service On and After July 1, 2002.

Each such Member shall be credited with years of Vesting Service on and after July 1, 2002, for purposes of the Plan in accordance with the provisions of Section 7.6.

D.	Section 7.3 – VESTING OF COMPANY RETIREMENT CONTRIBUTIONS AT BOYNTON BEACH, FLORIDA FACILITY:

Each Member whose employment with the Affiliated Group is terminated on or after November 4, 2002, due to the closing of the Boynton Beach, Florida facility shall be 100% vested in the balance of his IAR Account.

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such participating Unit.

IAR ADDENDUM XXIII-A

FOR HOURLY EMPLOYEES OF THE CROUSE-HINDS

DIVISION IN ROANOKE, VIRGINIA

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Roanoke, Virginia facility of the Crouse-Hinds Division (440).

B.	ARTICLE I—DEFINITIONS:

(1)	Section 1.1(35)—Master IAR Entry Date:

November 8, 1993

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM XXIV-A

HOURLY EMPLOYEES OF THE COOPER WIRING DEVICES

DIVISION FACILITY IN BRUNSWICK, MAINE

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Brunswick, Maine facility of the Cooper Wiring Division Division (441).

B.	ARTICLE I—DEFINITIONS:

(1)	Section 1.1(35)—Master IAR Entry Date:

January 1, 1994

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM XXV-A

HOURLY EMPLOYEES OF COOPER LIGHTING DIVISION

IN PEACHTREE CITY, GEORGIA

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Peachtree City, Georgia facility of the Cooper Lighting Division of the Company (459).

B.	ARTICLE I—DEFINITIONS:

(1)	Section 1.1(35)—Master IAR Entry Date:

January 1, 1997

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM XXVI-A

HOURLY EMPLOYEES OF COOPER LIGHTING DIVISION (FAILSAFE)

IN CHICAGO, ILLINOIS

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Chicago, Illinois facility (FailSafe) of the Cooper Lighting Division of the Company (448).

B.	ARTICLE I—DEFINITIONS:

(1)	Section 1.1(35)—Master IAR Entry Date:

January 1, 1995

C.	Section 7.3 – VESTING OF COMPANY RETIREMENT CONTRIBUTIONS:

Each Member whose employment with the Affiliated Group is terminated on or after December 10, 2002, due to the closing of the FailSafe facility of Cooper Lighting Division in Chicago, Illinois shall be 100% vested in the balance of his IAR Account.

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such participating Unit.

IAR ADDENDUM XXVII-A

HOURLY EMPLOYEES OF COOPER LIGHTING DIVISION

IN CRANBURY, NEW JERSEY

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Cranbury, New Jersey facility of the Cooper Lighting Division of the Company (482).

B.	ARTICLE I—DEFINITIONS:

(1)	Section 1.1(35)—Master IAR Entry Date:

January 25, 1999

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM XXVIII-A

FOR HOURLY EMPLOYEES OF THE COOPER POWER TOOLS PLANT

IN SPRINGFIELD, OHIO

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Springfield, Ohio Plant of the Cooper Power Tools Division of the Company (484).

B.	ARTICLE I - DEFINITIONS:

(1)	Section 1.1(35) - Master IAR Entry Date:

May 1, 1999

C.	SPECIAL ACCOUNT FOR PRIOR PLAN BENEFITS:

A separate subaccount shall be maintained with respect to benefits of a Member that were transferred from the Pension Plan for Cooper Hourly Employees. Such separate subaccount shall be 100% vested in such Member.

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM XXIX-A

HOURLY EMPLOYEES

AT THE CORELITE FACILITY IN LAKEWOOD, COLORADO

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Corelite facility in Lakewood, Colorado of the Cooper Lighting, Inc. (503).

B.	ARTICLE I - DEFINITIONS:

(1)	Section 1.1(35) - Master IAR Entry Date:

January 1, 2001

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM XXX-A

HOURLY EMPLOYEES

AT THE LUMIERE FACILITY IN WESTLAKE VILLAGE, CALIFORNIA

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Lumiere facility in Westlake Village, California of the Cooper Lighting Division (487).

B.	ARTICLE I – DEFINITIONS:

(1)	Section 1.1(35) - Master IAR Entry Date:

January 1, 2001

C.	Section 7.3 – VESTING OF COMPANY RETIREMENT CONTRIBUTIONS:

Each Member whose employment with the Affiliated Group is terminated on or after December 9, 2002, due to the closing of the Lumiere facility of the Cooper Lighting Division in Westlake Village, California (Camerillo, California) shall be 100% vested in the balance of his IAR Account.

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM XXXI-A

HOURLY EMPLOYEES

AT THE COOPER B-LINE FACILITY IN RENO, NEVADA

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Cooper B-Line, Inc. facility in Reno, Nevada (490).

B.	ARTICLE I – DEFINITIONS:

(1)	Section 1.1(35) - Master IAR Entry Date:

May 1, 2000

C.	Section 7.6 VESTING SERVICE

Any IAR Member who became a Member as of May 1, 2000, and who had been a participant in the Sigma-Aldrich Plan prior thereto shall be credited with years of Vesting Service for the period prior to January 1, 2000, equal to the years of service for vesting purposes with which he was credited under the Sigma-Aldrich Plan on December 31, 1999, and shall be credited with 750 Hours of Service for the period from January 1, 2000, through April 30, 2000.

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM XXXII-A

HOURLY EMPLOYEES

AT THE COOPER B-LINE FACILITY IN PORTLAND, OREGON

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Cooper B-Line, Inc. facility in Portland, Oregon (491).

B.	ARTICLE I – DEFINITIONS:

(1)	Section 1.1(35)—Master IAR Entry Date:

May 1, 2000

C.	Section 7.6 VESTING SERVICE

Any IAR Member who became a Member as of May 1, 2000, and who had been a participant in the Sigma-Aldrich Plan prior thereto shall be credited with years of Vesting Service for the period prior to January 1, 2000, equal to the years of service for vesting purposes with which he was credited under the Sigma-Aldrich Plan on December 31, 1999, and shall be credited with 750 Hours of Service for the period from January 1, 2000, through April 30, 2000.

D.	Section 7.3 – VESTING OF COMPANY RETIREMENT CONTRIBUTIONS:

Each Member whose employment with the Affiliated Group is terminated on or after December 10, 2002, due to the closing of the Cooper B-Line facility in Portland, Oregon shall be 100% vested in the balance of his IAR Account.

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM XXXIII-A

HOURLY EMPLOYEES

AT THE COOPER B-LINE FACILITY IN MODESTO, CALIFORNIA

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Cooper B-Line, Inc. facility in Modesto, California (492).

B.	ARTICLE I – DEFINITIONS:

(1)	Section 1.1(35) - Master IAR Entry Date:

May 1, 2000

C.	Section 7.6 VESTING SERVICE

Any IAR Member who became a Member as of May 1, 2000, and who had been a participant in the Sigma-Aldrich Plan prior thereto shall be credited with years of Vesting Service for the period prior to January 1, 2000, equal to the years of service for vesting purposes with which he was credited under the Sigma-Aldrich Plan on December 31, 1999, and shall be credited with 750 Hours of Service for the period from January 1, 2000, through April 30, 2000.

D.	Section 7.3 – VESTING OF COMPANY RETIREMENT CONTRIBUTIONS:

Each Member whose employment with the Affiliated Group is terminated on or after December 9, 2002, due to the closing of the Cooper B-Line manufacturing facility in Modesto, California shall be 100% vested in the balance of his IAR Account.

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM XXXIV-A

HOURLY EMPLOYEES

AT THE COOPER B-LINE FACILITY IN SHERMAN, TEXAS

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Cooper B-Line, Inc. facility in Sherman, Texas (493).

B.	ARTICLE I – DEFINITIONS:

(1)	Section 1.1(35) - Master IAR Entry Date:

May 1, 2000

C.	Section 7.6 VESTING SERVICE

Any IAR Member who became a Member as of May 1, 2000, and who had been a participant in the Sigma-Aldrich Corporation 401(k) Plan (the “Sigma-Aldrich Plan”) prior thereto shall be credited with years of Vesting Service for the period prior to January 1, 2000, equal to the years of service for vesting purposes with which he was credited under the Sigma-Aldrich Plan on December 31, 1999, and shall be credited with 750 Hours of Service for the period from January 1, 2000, through April 30, 2000.

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM XXXV-A

HOURLY EMPLOYEES

AT THE COOPER B-LINE FACILITY IN AURORA, COLORADO

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Cooper B-Line, Inc. facility in Aurora, Colorado (494).

B.	ARTICLE I – DEFINITIONS:

(1)	Section 1.1(35) - Master IAR Entry Date:

May 1, 2000

C.	Section 7.6 VESTING SERVICE

Any IAR Member who became a Member as of May 1, 2000, and who had been a participant in the Sigma-Aldrich Plan prior thereto shall be credited with years of Vesting Service for the period prior to January 1, 2000, equal to the years of service for vesting purposes with which he was credited under the Sigma-Aldrich Plan on December 31, 1999, and shall be credited with 750 Hours of Service for the period from January 1, 2000, through April 30, 2000.

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM XXXVI-A

HOURLY EMPLOYEES

AT THE COOPER B-LINE FACILITY IN FRANKLIN PARK, ILLINOIS

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Cooper B-Line, Inc. facility in Franklin Park, Illinois (495).

B.	ARTICLE I – DEFINITIONS:

(1)	Section 1.1(35) - Master IAR Entry Date:

May 1, 2000

C.	Section 7.6 VESTING SERVICE

Any IAR Member who became a Member as of May 1, 2000, and who had been a participant in the Sigma-Aldrich Plan prior thereto shall be credited with years of Vesting Service for the period prior to January 1, 2000, equal to the years of service for vesting purposes with which he was credited under the Sigma-Aldrich Plan on December 31, 1999, and shall be credited with 750 Hours of Service for the period from January 1, 2000, through April 30, 2000.

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM XXXVII-A

HOURLY EMPLOYEES

AT THE COOPER WIRING DEVICES DIVISION FACILITY IN CHARLOTTE, NORTH CAROLINA

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Cooper Wiring Devices Division facility in Charlotte, North Carolina (504).

B.	ARTICLE I - DEFINITIONS:

(1)	Section 1.1(35) - Master IAR Entry Date:

April 1, 2001

C.	SPECIAL ACCOUNT FOR PRIOR PLAN BENEFITS:

A separate subaccount shall be maintained with respect to benefits of a Member that were transferred from the Eagle Electric Employees’ Retirement Plan.

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM XXXVIII-A

HOURLY EMPLOYEES

AT THE COOPER WIRING DEVICES DIVISION FACILITY IN PHOENIX, ARIZONA

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Cooper Wiring Devices Division facility in Phoenix, Arizona (505).

B.	ARTICLE I - DEFINITIONS:

(1)	Section 1.1(35)—Master IAR Entry Date:

April 1, 2001

C.	SPECIAL ACCOUNT FOR PRIOR PLAN BENEFITS:

A separate subaccount shall be maintained with respect to benefits of a Member that were transferred from the Eagle Electric Employees’ Retirement Plan.

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM XXXIX-A

HOURLY EMPLOYEES

AT THE COOPER LIGHTING FACILITY IN CHATSWORTH, CALIFORNIA

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Cooper Lighting facility in Chatsworth, California (510)

B.	ARTICLE I - DEFINITIONS:

(1)	Section 1.1(35) - Master IAR Entry Date:

January 1, 2005

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM XL-A

HOURLY EMPLOYEES

AT THE CROUSE-HINDS FACILITY IN HOUSTON, TEXAS

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Crouse-Hinds facility in Houston, Texas

B.	ARTICLE I - DEFINITIONS:

(1)	Section 1.1(35) - Master IAR Entry Date:

January 1, 2005

C.	Section 7.6 – VESTING SERVICE:

Any person who becomes a Member as of January 1, 2005, pursuant to the provisions of Paragraph A above and who immediately prior thereto was employed by ICI shall be credited with Vesting Service (but not Basic Service) under the Plan with respect to his periods of employment prior to January 1, 2005, from December 15, 2004, and shall be credited with Vesting Service, Basic Service, and credits to his Account with respect to employment on and after January 1, 2005, in accordance with the provisions of Article IX, Article VII, and Section 6.02, respectively. Each other person who becomes a Member pursuant to the provisions of Paragraph A above shall be credited with Vesting Service, Basic Service and credits to his Account with respect to periods of employment after he becomes a Member in accordance with the provisions of Article IX, Article VII, and Section 6.02, respectively.

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

IAR ADDENDUM XLI-A

HOURLY EMPLOYEES

AT THE CROUSE-HINDS FACILITY IN CAMARILLO, CALIFORNIA

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Crouse-Hinds facility in Camarillo, California

B.	ARTICLE I - DEFINITIONS:

(1)	Section 1.1(35) - Master IAR Entry Date:

January 24, 2006

C.	Section 7.6 – VESTING SERVICE:

Any person who becomes a Member as of January 24, 2006, pursuant to the provisions of Paragraph A above and who immediately prior thereto was employed by with G&H Technology, Inc. shall be credited with Vesting Service (but not Basic Service) under the Plan with respect to his periods of employment prior to January 24, 2006, and shall be credited with Vesting Service, Basic Service, and credits to his Account with respect to employment on and after January 1, 2006, in accordance with the provisions of Article IX, Article VII, and Section 6.02, respectively. Each other person who becomes a Member pursuant to the provisions of Paragraph A above shall be credited with Vesting Service, Basic Service and credits to his Account with respect to periods of employment after he becomes a Member in accordance with the provisions of Article IX, Article VII, and Section 6.02, respectively.

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

FIRST AMENDMENT

TO THE

COOPER RETIREMENT SAVINGS AND STOCK OWNERSHIP PLAN

WHEREAS, Cooper US, Inc. (hereinafter referred to as the “Company”) merged the Cooper Stock Ownership Plan (hereinafter referred to as the “Cooper ESOP”) into a plan document entitled the Cooper Retirement Savings and Stock Ownership Plan (hereinafter referred to as the “Plan”) as of the close of business on December 30, 2005; and

WHEREAS, the Plan was amended and restated as of January 1, 2008; and

WHEREAS, it is desirable to amend the Plan to reflect certain administrative changes;

NOW, THEREFORE, effective as of June 10, 2008, unless specifically amended otherwise, the Plan is hereby amended in the manner hereinafter set forth.

1.	Section 5.4 of the Plan is hereby amended to provide as follows:

5.4	Election to Reallocate and Transfer Matching Contributions.

On any Valuation Date, each Member or Inactive Member may elect to have a portion or all of the balance of his Matching Account reallocated or transferred from the Fund in which it is invested to one or more of the other Funds offered under the Plan. Any such reallocation shall be made, in one percent increments or in whole dollar amounts, of the balance of such Member’s Match Account, as of the immediately preceding Valuation Date in the form, time, and manner prescribed by the Plans Administration Committee; provided, however, that any reallocation during extreme market conditions may be restricted pursuant to procedures established by the Plans Administration Committee.

2.	Effective July 1, 2008, the following is hereby added to Appendix F of the Plan:

6.	Merger of the Roam Secure 401(k) Plan

a.	All years of service that a participant has accrued under the Roam Secure 401(k) Plan will be recognized for purposes of determining a Member’s vested interest under this Plan.

3.	Paragraph (24) of Section 1.1 of the Plan is hereby amended, effective as of July 15, 2008, to provide as follows:

(24)	The term “Employer” shall mean the Company or any Subsidiary of the Company that is listed below as a Participating Subsidiary and any other Subsidiary that adopts the Plan as herein provided so long as the Subsidiary has not withdrawn from the Plan.

Participating Subsidiaries

Cooper B-Line, Inc.

Cooper Bussmann, LLC

Cooper Crouse-Hinds, LLC

Cooper Lighting, LLC

Cooper Power Systems, LLC

Cooper Tools, Inc.

Cooper Tools International, LLC

Cooper Wheelock, Inc.

Cooper Notification, Inc.

Cooper Electrical International, LLC

4.	Appendix D of the Plan is hereby amended effective as of January 1, 2009, to provide as follows:

APPENDIX D

ACTIVE COVERED FACILITIES AND EMPLOYMENT CLASSIFICATIONS

EMPLOYER/DIVISION	COVERED FACILITY	COVERED EMPLOYEE CLASSIFICATION
Cooper US, Inc. Corporate Office	Houston, TX (includes employees paid from Corporate)	Salaried Exempt Salaried Non-Exempt

Cooper B-Line, Inc.	All Sales Offices (effective May 1, 2000)	Salaried Exempt Salaried Non-Exempt

	Aurora, CO (effective May 1, 2000) (closed)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Franklin Park, IL (effective May 1, 2000)	Salaried Exempt Hourly-Rated

	Highland, IL (effective May 1, 2000)	Salaried Exempt Salaried Non-Exempt

	Modesto, CA (effective May 1, 2000)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

2

EMPLOYER/DIVISION	COVERED FACILITY	COVERED EMPLOYEE CLASSIFICATION
	Norcross, GA (effective May 1, 2000)	Salaried Exempt Salaried Non-Exempt

	Portland, OR (effective May 1, 2000)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Reno, NV (effective May 1, 2000)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Sherman, TX (effective May 1, 2000)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Troy, IL (effective May 1, 2000)	Salaried Exempt Salaried Non-Exempt

	Pinckneyville, IL (effective January 1, 2009)	Salaried Exempt Salaried Non-Exempt

Cooper Bussmann, LLC	Ellisville, MO	Salaried Exempt Salaried Non-Exempt

	Black Mountain, NC	All

	Elizabethtown, KY (closed December 31, 2000)	Salaried Exempt Salaried Non-Exempt

	Goldsboro, NC	All

	Woodale, IL (formerly Chicago, IL (USD))	Salaried Exempt Salaried Non-Exempt

	El Paso, TX (Juarez, Mexico)	Salaried Exempt Salaried Non-Exempt

	Dublin, CA (Powerstor) (effective July 1, 2002)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Tualatin, OR (Effective January 1, 2009)	All

Cooper Crouse-Hinds, LLC	All Sales Offices	Salaried Exempt Salaried Non-Exempt

	Syracuse, NY	Salaried Exempt Salaried Non-Exempt

	Amarillo, TX	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Windsor, CT	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	LaGrange, NC	Salaried Exempt Salaried Non-Exempt Hourly-Rated

3

EMPLOYER/DIVISION	COVERED FACILITY	COVERED EMPLOYEE CLASSIFICATION
	Roanoke, VA	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Montebello, CA	Salaried Exempt Salaried Non-Exempt

	Toms River, NJ	Salaried Exempt Salaried Non-Exempt

	Meadow Lands, PA (Thepitt Manufacturing)	Salaried Exempt Salaried Non-Exempt

	Meadow Lands, PA (Major Liting)	Salaried Exempt Salaried Non-Exempt

	Houston, TX (formerly ICI)	Salaried Exempt Salaried Non-Exempt

	Camarillo, CA (effective January 24, 2006)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Salem, NJ (effective March 26, 2007)	Salaried Exempt Salaried Non-Exempt Hourly- Rated

	Sarasota, FL (effective March 26, 2007)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Moorpark, CA (effective March 26, 2007)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Gardena, CA (effective March 26, 2007)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Chelsea, MA (effective March 26, 2007)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	W. Melbourne, FL (effective January 1, 2009)	All

	Houston, TX (effective January 1, 2009)	All

	League City, TX (effective January 1, 2009)	All

	Irving, TX (effective January 1, 2009)	All

	Tempe, AZ (effective January 1, 2009)	All

	Hampton, NH (effective January 1, 2009)	All

	San Diego, CA (effective January 1, 2009)	All

4

EMPLOYER/DIVISION	COVERED FACILITY	COVERED EMPLOYEE CLASSIFICATION
	Union, NJ (effective January 1, 2009)	All

Cooper Electronic Technologies, Inc.	Boynton Beach, FL (effective July 1, 1999)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

Cooper International Company	Houston, TX (effective January 3, 2002)	Salaried Exempt Salaried Non-Exempt

Cooper Lighting, LLC	All Sales and Distribution Centers	All

	Elk Grove Village, IL	Salaried Exempt Salaried Non-Exempt

	Ontario, CA (effective March 1, 1999 - formerly LaPalma, CA)	Salaried Exempt Salaried Non-Exempt

	Americus, GA	Salaried Exempt Salaried Non-Exempt

	Eufaula, AL	Salaried Exempt Salaried Non-Exempt

	Preston, GA	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Ellaville, GA	Salaried Exempt Salaried Non-Exempt

	Dallas, TX	All

	Secaucus, NJ (transferred to Cranbury, NJ - January 24, 1999)	Salaried Exempt Salaried Non-Exempt

	Vicksburg, MS	Salaried Exempt Salaried Non-Exempt

	Chicago, IL (FailSafe)	Salaried Exempt Salaried Non-Exempt
Hourly-Rated

	Peachtree City, GA	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Cranbury, NJ (effective January 25, 1999)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Westlake Village, CA (Lumiere) (effective July 1, 1999) (IAR - January 1, 2001)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Brooklyn, NY (Neo-Ray) (effective January 1, 2000)	Salaried Exempt Salaried Non-Exempt

5

EMPLOYER/DIVISION	COVERED FACILITY	COVERED EMPLOYEE CLASSIFICATION
	Lakewood, CO (Corelite) (effective January 1, 2000) (IAR - January 1, 2001)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Richmond, CA (Shaper) effective March 1, 2004	Salaried Exempt Salaried Non-Exempt

	Chatsworth, CA (RSA) effective January 1, 2005	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Hicksville, NY (effective January 1, 2000)	Salaried Exempt Salaried Non-Exempt

	Vernon Hills, IL - (Effective January 1, 2008)	Salaried Exempt Salaried Non-Exempt

	Burlington, VT - (Effective January 1, 2008)	Salaried Exempt Salaried Non-Exempt

Cooper Power Systems, LLC	All Sales Offices	Salaried Exempt Salaried Non-Exempt

	Waukesha, WI	Salaried Exempt Salaried Non-Exempt

	Lumberton, MS	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Olean, NY	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	East Stroudsburg, PA (closed May 9, 2003)	Salaried Exempt Salaried Non-Exempt

	Greenwood, SC	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Nacogdoches, TX	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Franksville, WI	Salaried Exempt Salaried Non-Exempt

	South Milwaukee, WI	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Macomb, IL (closed December 13, 1999)	Salaried Exempt Salaried Non-Exempt

	Pewaukee, WI (RTE Components)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Waukesha, WI (RTE Distribution - North Street)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

6

EMPLOYER/DIVISION	COVERED FACILITY	COVERED EMPLOYEE CLASSIFICATION
	Waukesha, WI (RTE Small Power-Badger & Lincoln)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Fayetteville, AR	Salaried Exempt Salaried Non-Exempt

	Hood River, OR (closed July 19, 2002)	Salaried Exempt Salaried Non-Exempt

	Richardson, TX (closed June 30, 2000)	Salaried Exempt Salaried Non-Exempt

	Minneapolis, MN (effective January 1, 2007)	Salaried Exempt Salaried Non-Exempt

Cooper Tools, Inc.	Lexington, SC	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Hicksville, OH	All

	Dayton, OH	Salaried Exempt Salaried Non-Exempt

	Westminster, MD (Master Power) (closed December 31, 1999)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Houston, TX	Salaried Exempt Salaried Non-Exempt

	Springfield, OH	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Cleveland, OH (closed July 31, 1999)	Salaried Exempt Salaried Non-Exempt

	Auburn Hills, MI	Salaried Exempt Salaried Non-Exempt

	Apex, NC	Salaried Exempt

	Sales Offices	Salaried Exempt Salaried Non-Exempt

	All Sales Offices	Salaried Exempt Salaried Non-Exempt

	All Distributions Centers (not Campbell Chain)	All

	Raleigh, NC	Salaried Exempt Salaried Non-Exempt

	Statesboro, GA (closed December 31, 2000)	Salaried Exempt Salaried Non-Exempt

	Madison, ME (closed September 30, 1999)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

7

EMPLOYER/DIVISION	COVERED FACILITY	COVERED EMPLOYEE CLASSIFICATION
	Sumter, SC	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Cheraw, SC (closed March 27, 2004)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Greenville, MS (closed March 12, 2004)	Salaried Exempt Salaried Non-Exempt

	Cullman, AL	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Monroe, NC	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Sycamore, IL (closed June 11, 1999)	Salaried Exempt Salaried Non-Exempt

	York, PA	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Cortland, NY	Salaried Exempt Salaried Non-Exempt

	Campbell Chain Distribution Centers (Chicago/Alsip closed February 27, 2004)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Apex, NC	Salaried Exempt Salaried Non-Exempt Hourly-Rated

Cooper Wiring Devices, Inc.	Long Island City, NY (effective April 1, 2001)	Salaried Exempt Salaried Non-Exempt

	Charlotte, NC (effective April 1, 2001)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Phoenix, AZ (effective April 1, 2001)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Georgetown, SC (effective April 1, 2001) (closed June 27, 2004)	Salaried Exempt Salaried Non-Exempt

	Brunswick, ME	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Peachtree City, GA (effective January 1, 2007)	Salaried Exempt Salaried Non-Exempt

8

EMPLOYER/DIVISION	COVERED FACILITY	COVERED EMPLOYEE CLASSIFICATION
Cooper Wheelock	Long Branch, NJ (also includes Neptune and Oceanport) (effective January 1, 2007)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Sarasota, FL (effective January 1, 2008)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

5.	Effective January 1, 2009, the following is hereby added to Appendix F of the Plan:

7.	Merger of the GS Metals Corp Retirement Savings Plan

a.	Active Participants as of December 31, 2008, in the GS Metals Corp Retirement Savings Plan were 100% vested in their accrued employer matching contributions upon the merger into this Plan.

b.	All years of service that a participant has accrued under the GS Metals Corp Retirement Savings Plan will be recognized for purposes of determining a Member’s vested interest in future Company Retirement Contributions under this Plan. Furthermore, there shall be no reduction in accrued years of service that may result from changes in the plan year, vesting computation period, and vesting computation method.

c.	The normal retirement age for all former participants of the GS Metals Corp Retirement Savings Plan will be the later of age 55 or the fifth anniversary of the participant’s Employment Commencement Date.

8.	Merger of the Sure Power, Inc. 401(k) Profit Sharing Plan

a.	Active Participants as of December 31, 2008, in the Sure Power, Inc. 401(k) Profit Sharing Plan were 100% vested in their accrued employer nonelective contributions upon the merger into this Plan.

b.	Active Participants in the Sure Power, Inc. 401(k) Profit Sharing Plan who had three or more Years of Service as of December 31, 2008 are 100% vested in all future Company Retirement Contributions made under the Plan.

c.	Future Company Retirement Contributions for all active Participants in the Sure Power, Inc. 401(k) Profit Sharing Plan who had less than three Years of Service as of December 31, 2008, are subject to the vesting schedule under this Plan.

9

d.	All years of service that a participant accrued under the Sure Power, Inc. 401(k) Profit Sharing Plan is recognized for purposes of determining a Member’s vested interest under this Plan. -

9.	Merger of the MTL Incorporated 401(k) Profit Sharing Plan

a.	Active Participants as of December 31, 2008, in the MTL Incorporated 401(k) Profit Sharing Plan were 100% vested in their accrued employer matching contributions upon the merger into this Plan.

b.	The accrued nonelective contributions of active participants as of December 31, 2008, in the MTL Incorporated 401(k) Profit Sharing Plan continue to vest according the vesting schedule defined under the MTL Incorporated 401(k) Profit Sharing Plan

c.	Active Participants in the MTL Incorporated 401(k) Profit Sharing Plan who had three or more Years of Service as of December 31, 2008 will continue to vest according to the nonelective vesting schedule as defined under the MTL Incorporated 401(k) Profit Sharing Plan for purposes of future Company Retirement Contributions made under the Plan.

d.	Future Company Retirement Contributions for all active Participants in the MTL Incorporated 401(k) Profit Sharing Plan who had less than three Years of Service as of December 31, 2008, are subject to the vesting schedule under this Plan.

e.	All years of service that a participant accrued under the MTL Incorporated 401(k) Profit Sharing Plan is recognized for purposes of determining a Member’s vested interest under this Plan.

Adopted on 22 October, 2008, and executed at Houston, Texas this 19th day of December, 2008.

COOPER US, INC.

By:	/s/
Title: VP Controller

10

SECOND AMENDMENT

TO THE

COOPER RETIREMENT SAVINGS AND STOCK OWNERSHIP PLAN

WHEREAS, Cooper US, Inc. (hereinafter referred to as the “Company”) merged the Cooper Stock Ownership Plan (hereinafter referred to as the “Cooper ESOP”) into the Cooper Retirement Savings and Stock Ownership Plan (hereinafter referred to as the “Plan”) as of the close of business on December 30, 2005; and

WHEREAS, the Plan was subsequently amended and restated as of January 1, 2008; and

WHEREAS, the Plan was subsequently amended on one occasion; and

WHEREAS, it is desirable to amend the Plan to reflect certain changes;

NOW, THEREFORE, effective as of April 1, 2009, unless specifically amended otherwise, the Plan is hereby amended in the manner hereinafter set forth.

1.	Section 10.7 of the Plan is hereby deleted in its entirety and replaced with the following:

Annuities.

In accordance with procedures established by the Local Administrative Committee, any IAR Member who prior to April 1, 2009 wished to receive distribution of the vested interest in his Separate Account in the form of an annuity under the Cooper Industries, Inc. Retirement Income Annuity Plan (the “Annuity Plan”) could elect to transfer the amount of such benefit to the Annuity Plan as of the date benefits were payable thereunder to be held and distributed in accordance with the terms thereof. Furthermore, any other Member who elected to have his benefit under the Salaried Employees’ Retirement Plan of Cooper Industries, Inc. (the “Salaried Plan”) commence on or before April 1, 2009 in any annuity form could elect to have his Separate Account transferred to the Salaried Plan as of the date benefits were payable thereunder to be held and distributed in accordance with the terms thereof. No such transfers to either the Cooper Annuity Plan or the Salaried Plan shall be allowed after April 1, 2009.

2	Section 3.3 of the Plan is hereby deleted and replaced with the following effective as of June 1, 2009:

Matching Contributions.

Each Employer shall cause to be paid to the Trustee as its Matching Contribution hereunder for each payroll period an amount which equals 50 percent of the Basic Contributions for such payroll period attributable to the first 6 percent of the Compensation of each Member. All Matching Contributions shall be made solely under the Cooper ESOP. Furthermore, the Employer shall cause to be paid on behalf of each Member an additional Matching Contribution following the close of the Plan Year equal to (a) minus (b), where (a) equals the total Matching Contributions for the Plan Year that are calculated based on the Matching Contribution formula(s) described above for the portion of the Plan Year the formula(s) was in effect for a Plan Year (the actual timing of the Basic Contributions is not considered in determining the additional Matching Contribution) and (b) equals the amount of Matching Contributions that have already been contributed for the Plan Year. In no event, will a Participant’s additional Matching Contribution cause a reduction the Matching Contributions that have already been contributed for the Plan Year.

3.	Section 1.02 of Appendix A of the Plan is hereby deleted and replaced with the following effective as of June 1, 2009:

Safe Harbor ADP Test Rules.

For Plan Years beginning on or after December 31, 1999, and prior to Plan Years beginning on or after December 31, 2008, the test provided in Sections 1.03(3) and 1.04 below shall be deemed to be met if the Plan meets the following Matching Contribution and Notice Requirements for such Plan Year:

Matching Contribution Requirement. Each Member eligible to participate in the Plan shall have Matching Contributions allocated to his Account for a Plan Year which comply with the provisions of Section 401 (k) (12)(A) of the Code and Notice 98-52.

Notice Requirement. Each Member eligible to participate in the Plan shall, within a reasonable period before any Plan Year (or, for a newly eligible Employee, within a reasonable period before the Member first becomes eligible to participate in the Plan), be given written notice of the Member’s rights and obligations under the Plan. The notice shall be sufficiently accurate and comprehensive to apprise the Member of such rights and obligations and shall be written in a manner calculated to be understood by the average Member eligible to participate in the Plan.

Executed at Houston, Texas this 27th day of May, 2009.

COOPER US, INC.

By:	/s/ James P. Williams
Title:	Senior Vice President, Human Resources

2

THIRD AMENDMENT

TO THE

COOPER RETIREMENT SAVINGS AND STOCK OWNERSHIP PLAN

WHEREAS, Cooper US, Inc. (hereinafter referred to as the “Company”) merged the Cooper Stock Ownership Plan (hereinafter referred to as the “Cooper ESOP”) into the Cooper Retirement Savings and Stock Ownership Plan (hereinafter referred to as the “Plan”) as of the close of business on December 30, 2005; and

WHEREAS, the Plan was amended and restated as of January 1, 2008; and

WHEREAS, the Plan was subsequently amended on two occasions; and

WHEREAS, it is desirable to amend the Plan to reflect certain changes;

NOW, THEREFORE, the Plan is hereby amended in the manner hereinafter set forth effective on the dates specified below.

1.	Definition (49) of Section 1.1 of the Plan is hereby amended, effective June 1, 2009 to provide as follows:

(49) The term “Separate Account” shall mean any of the accounts that are established and maintained in accordance with the provisions of Section 6.4 and that reflect the interest of the Basic Account, Supplemental Account, Matching Account, IAR Account, Rollover Account and the one-time market value adjustment contribution of a Member in the Funds.

2.	Section 3.3 of the Plan is hereby amended, effective July 1, 2009, to provide as follows:

Matching Contributions.

Matching Contributions were suspended effective as of July 1, 2009. Effective October 1, 2009, Matching Contributions were resumed retroactively to July 1, 2009, for all active Members on October 1, 2009, such that each Employer shall cause to be paid to the Trustee as its Matching Contribution hereunder for each payroll period an amount which equals 50 percent of the Basic Contributions for such payroll period attributable to the first 6 percent of the Compensation of each Member. All Matching Contributions shall be made solely under the Cooper ESOP. Furthermore, the Employer shall cause to be paid on behalf of each Member an additional Matching Contribution following the close of the Plan Year equal to (a) minus (b), where (a) equals the Matching Contributions that are calculated based on the Matching Contribution formula(s) described above for the portions of the Plan Year the formula(s) was in effect for a Plan Year and (b) equals the amount of Matching Contributions that have already been contributed for the associated portion of the Plan Year. Separate calculations will be performed for each portion of the Plan Year a different Matching Contribution formula was in effect.

3.	Section 3.6 of the Plan is hereby amended, effective June 30, 2009, to provide as follows:

Company Retirement Contributions.

Company Retirement Contributions were suspended, effective July 1, 2009. Effective October 1, 2009, Company Retirement Contributions were resumed for active Members such that each Employer shall cause to be paid to the Trustee as its Company Retirement Contribution for each payroll period an amount which equals 3 percent of each Member’s Compensation minus any forfeitures under Section 7.4. Furthermore, the Employers may make a supplemental Company Retirement Contribution with respect to IAR Members of a Participating Unit in an amount set forth in the IAR Addendum applicable to such Participating Unit.

4.	Article III of the Plan is hereby amended, effective May 4, 2009, by the addition of Section 3.10 to provide as follows:

Market Value Adjustment Contribution.

Each Employer shall cause to be paid to the Trustee a one-time market value adjustment contribution, as set forth below, to the Non-Highly Compensated Employees who previously participated in the MTL Incorporated 401(k) Profit Sharing Plan.

	Name	Contribution Amount
1	Bradley Burton	$0.12
2	John P Rothman	$3.37
3	Timothy M Helms	$3.50
4	Susan M Flammia	$4.25
5	Victor M Burgos	$6.08
6	Sam Wijnberg	$6.36
7	Timothy J Gross	$7.11
8	Brian J Johnson	$7.62
9	Kristin Farquhar	$8.31
10	Jason M Reagor	$11.19
11	William H Tervay	$12.41
12	Patricia A Dupont	$13.88
13	Karen Chillo Williams	$14.58
14	Lisa Bergman	$14.72
15	Patricia Peavey	$15.21
16	Jessica E Nunez	$16.04
17	Jason C Bass	$16.90
18	Joseph E Cantu	$17.32
19	Lori L Lundgren	$17.65
20	Harry E. Kline	$18.48
21	Claudette M Kline	$18.74
22	James M Ricker	$19.63
23	Thomas Fielder	$21.90

2

24	Maureen Lopez	$23.32
25	Richard Carroll White	$24.64
26	Keith Gaines	$25.48
27	Sonja L Anderson	$26.33
28	Brian Farner	$30.29
29	Mary Frances Sipes	$32.39
30	Robert Henry	$34.73
31	David Martin	$43.30
32	Mary Susan Jones	$47.98
33	Robert Wright	$52.21
34	Nancy L Bordwine	$55.25
35	Eric Persson	$61.88
36	Viva L. Grammer	$66.16
37	Wayne Kienzler	$73.74
38	Sonia Acevedo	$104.92
39	Rodney J Baker	$122.35
40	Alice M. Gray	$133.23
41	Don Michael Daube	$148.59
42	Gisselle Turner	$167.93
43	David J Haddock	$176.34
44	Francis Garrity	$227.64
45	Kimberly Kay Debolt	$275.40
46	Dorothy A Mueller	$294.40
47	Jere D Haney	$299.72
48	Nathan W Steinrich	$335.64
49	Shana Lynn Barger	$363.38
50	Thomas M McDonnell	$385.16
51	Alfonse Cavalcante	$396.67
52	Sharon R. Marts	$454.26
53	Masood Vohra	$485.00
54	Richard E Belli	$544.34
55	Sallie S Spencer	$561.30
56	John E Traylor	$763.93
57	Evelyn Borysiewicz	$933.88
58	Kelly Harper	$1,115.34
59	Linda June Fretz	$1,225.34
60	Cheryl T Martin	$1,276.17
61	David K Manning	$2,400.90
62	Michael Bryan Murphy	$2,458.79
63	John R Mims	$2,664.03
64	Shirley Jean Stitley	$2,710.75
65	Susan G. Bowser	$3,910.21
66	Eric Neidinger	$4,093.67
67	Michelle Susan Green	$5,039.67
68	Valerie Lynn Kennedy	$5,985.40
69	John Charles Roth	$7,078.11
70	Shirley L Gillespie	$9,387.60

5.	Section 5.1 of the Plan is hereby amended, effective June 1, 2009, to provide as follows:

Deposit of Contributions.

3

Any Matching Contributions which are to be credited to a Member’s Matching Account shall be deposited by the Trustee in the Company Stock Fund. Any Company Retirement Contributions which are to be credited to the Company Retirement Account and any Basic Contributions which are to be credited to the Basic Account of a Member and the one-time market value adjustment contribution, shall be deposited in the Funds (other than the Company Stock Fund) elected by such Member pursuant to the provisions of Sections 5.2, 5.3, and 5.4.

6.	Section 5.2 of the Plan is hereby amended, effective June 1, 2009, to provide as follows:

Investment Elections for Future Basic Contributions.

Each Member shall make an investment election directing the manner in which his future Basic Contributions that are credited to his Account shall be invested under the Plan. The investment election of a Member shall specify a combination, in 1 percent increments, which in the aggregate equals 100 percent, indicating which Fund or Funds his Basic Contributions are to be invested and may direct a change in his investment election on any Valuation Date. Company Retirement Contributions and the one-time market value adjustment contribution shall be invested according to the investment elections specified for Basic Contributions. Any assets held by the Trustee, the investment of which is not directed by a Member, shall be invested as directed by the Plans Administration Committee.

7.	Section 5.3 of the Plan is hereby amended, effective June 1, 2009, to provide as follows:

Reallocations and Transfers of Past Basic, Supplemental, Rollover and Market Value Adjustment Contributions.

On any Valuation Date, each Member or Inactive Member may elect to have a portion or all of the balance of his past Basic, Supplemental, Company Retirement, Rollover Account or one-time market value adjustment contribution reallocated or transferred from the Fund in which it is invested to one or more of the other Funds (other than the Company Stock Fund or any other Fund composed of securities derived from Company Stock). Any such reallocation shall be made, in one percent increments or in whole dollar amounts, of the balance of such Member’s Basic, Supplemental, Company Retirement and Rollover Accounts or one-time market value adjustment contribution, as of the immediately preceding Valuation Date in the form, time, and manner prescribed by the Plans Administration Committee; provided, however, that any reallocation during extreme market conditions may be restricted pursuant to procedures established by the Plans Administration Committee.

4

8.	Section 6.4 of the Plan is hereby amended, effective June 1, 2009, to provide as follows:

Separate Accounts.

Each Member shall have Separate Accounts established and maintained in his name which shall be dependent upon the Funds in which the assets of his Basic, Supplemental, Matching, Company Retirement or IAR, and Rollover Accounts or one-time market value adjustment contribution are invested pursuant to the provisions of the Plan.

9.	Section 7.1 of the Plan is hereby amended, effective June 1, 2009, to provide as follows:

Vesting in Matching Contributions.

A Member shall be 100 percent vested in the balance of his Matching Account (both regular match and safe harbor match) to which his Matching Contributions are credited.

10.	Section 7.2 of the Plan is hereby amended, effective June 1, 2009, to provide as follows:

Vesting in Basic, Supplemental, Rollover, Transferred and Market Value Adjustment Contributions.

A Member shall be 100 percent vested in the balance of his Basic, Supplemental, and Rollover Accounts to which his Basic, Supplemental, Rollover, and Transferred Contributions are credited. Additionally, a Member shall be 100% vested in the balance of his market value adjustment contribution account.

11.	Section 7.3 of the Plan is hereby amended, effective July 16, 2009, for active Members of the Cooper B - Line/Ellaville, GA facility and effective September 10, 2009, for active Members of the Cooper Wiring Devices/Brunswick, ME facility to provide as follows:

Vesting in Company Retirement Contributions.

Except as specified otherwise in an applicable Addendum, a Member shall be vested in the balance of his Company Retirement Account in accordance with the following schedule:

Years of Vesting Service	Vested Percentage
Less than 2 years	0%
2 years but less than 3 years	25%
3 years but less than 4 years	50%
4 years but less than 5 years	75%
5 or more years	100%

5

Furthermore, effective July 16, 2009, active Members of the Cooper B - Line/Ellaville, GA facility and effective September 10, 2009, active Members of the Cooper Wiring Devices/Brunswick, ME facility, shall be 100% vested in their Company Retirement Contributions.

Notwithstanding the foregoing, upon the occurrence of one of the events hereinafter listed, a Member shall be 100% vested in the balance of his Company Retirement Account:

(i)	attainment of Normal Retirement Age;
(ii)	death; or
(iii)	Total and Permanent Disability.

12.	Section 7.4 of the Plan is hereby amended, effective June 1, 2009, to provide as follows:

Forfeitures.

If a Member terminates employment and receives a distribution of the vested interest of his Company Retirement Account prior to incurring five consecutive one-year Breaks in Service, any amount which is not vested and which is forfeitable shall be treated as a forfeiture upon distribution to the Member of his vested interest of his Company Retirement Account. In the event a Member has a zero vested balance in his Company Retirement Account, such Company Retirement Account shall be treated as though it was distributed immediately upon the Member’s termination of employment. If a Member receives, or is deemed to have received, a distribution that is less than the value of his Account, and such Member subsequently resumes employment with the Affiliated Group prior to the date he incurs five consecutive one-year Breaks in Service, he shall have the right to repay to the Plan the full amount of the distribution. Upon repayment, the Member’s Account shall be restored to the value thereof at the time the distribution was made. The account may be further increased by the Plan’s income and investment gains and/or losses on the undistributed amount from the date of the distribution to the date of repayment. Restoration of the Company Retirement Account shall include restoration of all protected benefits under Section 411(d)(6) of the Code with respect to such restored benefit in accordance with regulations issued by the Secretary of Treasury. Such restoration shall be made from special contributions of the Company which shall not constitute an annual addition for purposes of Section 415 of the Code. In the event a Member terminates employment with a vested interest in his Company Retirement Account of less than 100% and does not subsequently resume employment with the Affiliated Group prior to incurring five consecutive one-year Breaks in Service, the portion of his Company Retirement Account in excess of his vested interest shall be forfeited as of the end of the Plan Year in which the last of such five consecutive one-year Breaks in Service occurs and such vested interest in the Company Retirement Account attributable to service prior to such five one-year Breaks in Service shall not be increased as a result of any subsequent employment with the Affiliated Group. Forfeitures under this Section 7.4 shall be applied to reduce future Company Retirement Contributions and the

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one-time market value adjustment contribution pursuant to the provisions of Section 3.6 and Section 3.10 respectively.

13.	Section 7.7 of the Plan is hereby amended, effective November 25, 2009, to provide as follows:

Transfers.

Notwithstanding the other provisions of this Article VII, years of Vesting Service credited under the Plan shall be subject to the following:

(a) Any person who transfers or re-transfers to employment with an Employer as an Eligible Employee directly from other employment (i) with Employer in a capacity other than as an Eligible Employee or (ii) with an Affiliate, shall be credited with years of Vesting Service, for such other employment as if such other employment were employment with an Employer as an Eligible Employee.

(b) Any person who transfers from employment with an Employer as an Eligible Employee directly to other employment (i) with an Employer in a capacity other than as an Eligible Employee or (ii) with an Affiliate, shall be deemed by such transfer not to lose his credited years of Vesting Service and shall be deemed not to retire or otherwise terminate his employment until such time as he is no longer in the employment of the Affiliated Group; provided, however, that up to such time he shall receive credit for years of Vesting Service for such transferred employment as if it were employment with an Employer as an Eligible Employee.

(c) Prior vesting service accrued by employees of Pauluhn located in Pearland, Texas will be recognized under this Plan.

14.	Section 8.1 of the Plan is hereby amended, effective June 1, 2009, to provide as follows:

Withdrawals Prior to Age 59-1/2.

Any Member or Inactive Member who is receiving compensation from an Affiliate and who has not attained age 59-1/2, may file a written request with the Company in the form and within the time period prescribed by the Local Administrative Committee for a withdrawal of an amount credited to his Separate Accounts attributable to Rollover Contributions and Supplemental Contributions. In addition, subject to the provisions set forth below in this Section, a Member or Inactive Member who is receiving compensation from an Affiliate and who has not attained age 59-1/2, may file a written request with the Company in the form and within the time period prescribed by the Local Administrative Committee for a withdrawal of an amount credited to his Separate Account attributable to Basic Contributions, including catch-up Basic Contributions, and the one-time market value adjustment contribution. Such withdrawal shall be permitted only if: (i) the reason for the withdrawal is to enable the Member to meet an immediate and heavy financial need which cannot be met from other sources including, but not limited to, sources outside the Plan and all other accounts and available loans

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under the Plan and which meet the requirements of Section 401(k) of the Code and regulations thereunder relating to hardship withdrawals, and (ii) would not exceed the lesser of the balance of such Separate Account or the amount required to meet the need for which the withdrawal is requested. If the Local Administrative Committee approves such request, such withdrawal shall be made from a Member’s Separate Account in accordance with procedures established by the Local Administrative Committee and the following requirements:

(a) No such withdrawal shall exceed an amount equal to the portion of his Separate Account attributable to Basic Contributions, including catch-up Basic Contributions, and the one-time market value adjustment contribution and its associated earnings.

(b) Such a withdrawal shall be made only for one of the following reasons:

(i)	the payment of expenses incurred or necessary for medical care, described in Section 213(d) of the Code, of the Member or the Member’s spouse or dependents;

(ii)	the purchase (excluding mortgage payments) of a principal residence for the Member;

(iii)	the payment of tuition and related educational fees for the next 12 months of post-secondary education for the Member or the Member’s spouse, children or dependents;

(iv)	to prevent eviction of the Member from, or a foreclosure on the mortgage of, the Member’s principal residence;

For Plan Years beginning after December 31, 2005,

(v)	payment of funeral expenses for the Member’s deceased parents, spouse, children, or dependents or

(vi)	the expenses for the repair of damage to a Member’s principal residence that would qualify for the casualty deduction under Section 165 of the Code (without regard to whether the loss exceeds 10 percent of the Member’s adjusted gross income).

In the event that a Member has a distribution that satisfies the hardship withdrawal requirements of Section 401(k) of the Code, he shall not be permitted to have Basic Contributions or catch-up Basic Contributions made on his behalf under any qualified employer-sponsored plan or any non-qualified employer-sponsored plan for six months from the date of such hardship withdrawal.

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15.	Section 10.1 of the Plan is hereby amended, effective June 1, 2009, to provide as follows:

Eligibility for Distribution.

Upon termination of employment with the Affiliated Group, each Member and Inactive Member shall be entitled to receive the entire interest of his Basic, Supplemental, Matching, and Rollover Accounts and the vested interest of his Company Retirement Account and one-time market value adjustment contribution account in accordance with the provisions of Sections 10.2 and 10.3.

16.	Section 10.8 of the Plan is hereby amended, effective January 1, 2010, to provide as follows:

Eligible Rollover Distributions.

Each Member and Beneficiary who elects an Eligible Rollover Distribution as defined herein may elect in the time and in a manner prescribed by the Local Administrative Committee to have all or any portion of such Eligible Rollover Distribution transferred to an Eligible Retirement Plan. Notwithstanding the foregoing, the Member may elect, after receiving the notice required under Section 402(f) of the Code, such Eligible Rollover Distribution prior to the expiration of the 30-day period beginning on the date such Participant is issued such notice; provided that the Participant or beneficiary is permitted to consider his decision for at least 30 days and is advised of such right in writing. For purposes of this Section 10.8, the term “Eligible Retirement Plan” shall mean: (a) any individual retirement account described in Section 408(a) of the Code; (b) any individual retirement annuity described in Section 408(b) of the Code; (c) any trust that meets the requirements of Section 401(a) of the Code; (d) any annuity plan described in Section 403(a) of the Code; (e) an eligible deferred compensation plan described in Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state (“governmental 457 plan”) and that separately accounts for amounts rolled into such plan from eligible retirement plans not described in said Section 457(b); and (f) an annuity contract described in Section 403(b) of the Code. In addition, the term “Eligible Rollover Distribution” shall mean all or any portion of a Plan distribution to a Member or a Beneficiary who is a deceased Member’s surviving spouse or an alternate payee under a qualified domestic relations order who is a Member’s spouse or former spouse; provided, however, that such distribution is not (i) one of a series of substantially equal periodic payments made at least annually for over a specified period of ten or more years or the life of the Member or beneficiary or the joint lives of the Member and a designated beneficiary; (ii) a distribution to the extent such distribution is required under Section 401(a)(9) of the Code; or (iii) the portion of any distribution which is not includible in gross income (determined without regard to any exclusion of not unrealized appreciation with respect to Employer securities); or (iv) any distribution which is made upon hardship of a Member.

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A portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code or, effective January 1, 2007, an annuity contract described in Section 403(b) of the Code, that agrees to separately account for amounts so transferred (with any earnings thereon) including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

17.	Addendum XXIV - A of the Plan is hereby amended, effective September 10, 2009, to provide as follows:

IAR ADDENDUM XXIV-A

HOURLY EMPLOYEES OF THE COOPER WIRING DEVICES

DIVISION FACILITY IN BRUNSWICK, MAINE

Pursuant to Section 15.8 of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan (“Plan”), this Addendum relates to the Participating Unit set forth in Paragraph A below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections in the Plan.

A.	NAME OF PARTICIPATING UNIT:

The Brunswick, Maine facility of the Cooper Wiring Division (441).

B.	ARTICLE I - DEFINITIONS:

(1)	Section 1.1(35) - Master IAR Entry Date: January 1, 1994

C.	Section 7.3 - VESTING OF COMPANY RETIREMENT CONTRIBUTIONS:

Each Active Member whose employment with the Affiliated Group is terminated on or after September 10, 2009, due to the closing of the Brunswick, Maine facility shall be 100% vested in the balance of his Company Retirement Contributions.

The provisions of the Plan, together with the individual Participating Unit provisions specified herein, shall constitute the terms of the Plan applicable to such Participating Unit.

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Adopted on December 8, 2009, and executed at Houston, Texas this 8th day of December, 2009.

COOPER US, INC.

By:	/s/ James P. Williams
Title:	Senior Vice President, Human Resources

FOURTH AMENDMENT

TO THE

COOPER RETIREMENT SAVINGS AND STOCK OWNERSHIP PLAN

WHEREAS, Cooper US, Inc. (hereinafter referred to as the “Company”) merged the Cooper Stock Ownership Plan (hereinafter referred to as the “Cooper ESOP”) into the Cooper Retirement Savings and Stock Ownership Plan (hereinafter referred to as the “Plan”) as of the close of business on December 30, 2005; and

WHEREAS, the Plan was amended and restated as of January 1, 2008; and

WHEREAS, the Plan was amended on three subsequent occasions; and

WHEREAS, it is desirable to amend the Plan to reflect certain changes;

NOW, THEREFORE, the Plan is hereby amended in the manner hereinafter set forth effective on the dates specified below.

1.	Section 7.4 of the Plan is hereby amended, effective April 1, 2010, to provide as follows:

Forfeitures.

If a Member terminates employment and receives a distribution of the vested interest of his Company Retirement Account prior to incurring five consecutive one-year Breaks in Service, any amount which is not vested and which is forfeitable shall be treated as a forfeiture upon distribution to the Member of his vested interest of his Company Retirement Account. In the event a Member has a zero vested balance in his Company Retirement Account, such Company Retirement Account shall be treated as though it was distributed immediately upon the Member’s termination of employment. If a Member receives, or is deemed to have received, a distribution that is less than the value of his Account, and such Member subsequently resumes employment with the Affiliated Group prior to the date he incurs five consecutive one-year Breaks in Service, he shall have the right to repay to the Plan the full amount of the distribution. Upon repayment, the Member’s Account shall be restored to the value thereof at the time the distribution was made. The account may be further increased by the Plan’s income and investment gains and/or losses on the undistributed amount from the date of the distribution to the date of repayment. Restoration of the Company Retirement Account shall include restoration of all protected benefits under Section 411(d)(6) of the Code with respect to such restored benefit in accordance with regulations issued by the Secretary of Treasury. Such restoration shall be made from special contributions of the Company which shall not constitute an annual addition for purposes of Section 415 of the Code. In the event a Member terminates employment with a vested interest in his Company Retirement Account of less than 100% and does not subsequently resume employment with the Affiliated Group prior to incurring five consecutive one-year Breaks in Service, the portion of his Company Retirement Account in excess of his vested interest shall be forfeited as of the end of the Plan Year in which the

1

last of such five consecutive one-year Breaks in Service occurs and such vested interest in the Company Retirement Account attributable to service prior to such five one-year Breaks in Service shall not be increased as a result of any subsequent employment with the Affiliated Group. Forfeitures under this Section 7.4 shall be applied to offset Plan expenses, or reduce future Company Retirement Contributions and the one-time market value adjustment contribution pursuant to the provisions of Section 3.6 and Section 3.10 respectively.

Adopted on May 10, 2010, and executed at Houston, Texas this 10th day of May, 2010.

COOPER US. INC.

By:	/s/ James P. Williams
	Title:	SR VP HR

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SIXTH AMENDMENT

TO THE

COOPER RETIREMENT SAVINGS AND STOCK OWNERSHIP PLAN

WHEREAS, Cooper US, Inc. (hereinafter referred to as the “Company”) merged the Cooper Stock Ownership Plan (hereinafter referred to as the “Cooper ESOP”) into the Cooper Retirement Savings and Stock Ownership Plan (hereinafter referred to as the “Plan”) as of the close of business on December 30, 2005;

WHEREAS, the Plan was amended and restated as of January 1, 2008;

WHEREAS, the Plan was subsequently amended on five occasions;

WHEREAS, Cooper Tools, Inc., a Participating Subsidiary of the Plan, was converted to a limited liability company and renamed Cooper Tools, LLC effective May 1, 2010 and was subsequently spun off to a new entity known as Apex Tool Group, LLC effective July 4, 2010, it being intended that, as part of such spin-off, the portion of the Plan representing the interests of the Eligible Employees of Cooper Tools, LLC would be spun off into a mirror plan established by Cooper Tools, LLC;

WHEREAS, Cooper Power Systems, LLC announced on October 4, 2010 its intention to close its facility in Lumberton, MS and to fully vest the benefits of all Eligible Employees employed at said facility who are terminated on or after that date;

WHEREAS, it is desirable to amend the Plan to reflect such organizational changes and related actions and to make certain other changes to the Plan;

NOW, THEREFORE, the Plan is hereby amended in the manner hereinafter set forth effective on the dates specified below.

1. Effective as of January 1, 2010, Section 10.3 of the Plan is hereby amended to provide as follows:

“Installment Payment Option.

In accordance with procedures established by the Local Administrative Committee, any Member may elect to receive the vested interest of his Separate Account in installment payments. Installment payments need not be equal or substantially equal until such time as the Member reaches his Required Beginning Date (as defined in Section 2.05 of Appendix G hereto). Installment payments that are intended to be equal or substantially equal can be made monthly, quarterly, semi-annually, or annually based on any period not extending beyond the joint life expectancy of the Member and his Beneficiary as determined pursuant to Section 10.4. In the event that the Member dies prior to distribution of his Separate Account, the remaining

1

balance of such Separate Account shall be paid in a lump sum to his Beneficiary pursuant to the provisions of Article XI”

2. Effective as of May 1, 2010, all references in the Plan to Cooper Tools, Inc. are changed to Cooper Tools, LLC.

3. Effective as of July 4, 2010, Section 1.1(24) is amended by deleting “Cooper Tools, LLC” from the list of Participating Subsidiaries therein.

4. Effective as of July 4, 2010, Appendix D to the Plan is amended by adding the words “(spun off July 4, 2010)” immediately after “Cooper Tools, Inc.” where it appears in the first column thereof entitled “Employer/Division”.

5. Effective as of July 4, 2010, Section 15.6 of the Plan is hereby amended by adding the following at the end of said Section:

“Notwithstanding anything herein to the contrary, but subject always to the provisions of the first paragraph of this Section 15.6, the portion of the Plan representing the interests of the Eligible Employees who are current employees of Cooper Tools, LLC shall be spun off and transferred to a substantially similar plan established by Cooper Tools, LLC as set forth below:

(a)	Cooper Tools, LLC (i) shall have adopted a separate defined contribution pension plan intended to be qualified under Section 401 (a) of the Code to serve as such spin-off plan known as the ‘Cooper Tools Retirement and Savings Plan’ (the ‘Cooper Tools 401(k) Plan’) and containing provisions substantially similar to the provisions of the Plan; and (ii) shall have established under the Cooper Tools 401(k) Plan a trust exempt from federal income taxation under Section 501 (a) of the Code; and

(b)	thereupon, subject to the provisions of Section 414(l) of the Code, the Trustee shall transfer all assets of the Plan representing the interests of the Eligible Employees who are employees of Cooper Tools, LLC (‘Assumed Employees’) to the Cooper Tools 402(k) Plan, whereupon each Assumed Employee shall be entitled to any benefits accrued under the Plan solely from the Cooper Tools 401(k) Plan upon the terms and conditions therein provided and the Trustee shall have no further liability to any Assumed Employee or to the trustee under the Cooper Tools 401(k) Plan.

2

For all purposes under the Plan and the Cooper Tools 401(k) Plan, each Assumed Employee shall be considered to be employed and to have been employed by the ‘Employer’ thereunder to the extent he was considered to have been employed by the Employer under the terms of the Plan prior to the date of his becoming an Assumed Employee, and no severance of employment or break or interruption of participation in the Plan by any Assumed Employee shall be deemed to have occurred by reason of said spin-off of Cooper Tools, LLC or transfer of Plan assets relating to any Assumed Employee.

6. Effective as of October 4, 2010, Section 7.3 of the Plan is hereby amended to provide as follows:

“Vesting in Company Retirement Contributions.

Except as specified otherwise in an applicable Addendum, a Member shall be vested in the balance of his Company Retirement Account in accordance with the following schedule:

Years of Vesting Service	Vested Percentage
Less than 2 years	0%
2 years but less than 3 years	25%
3 years but less than 4 years	50%
4 years but less than 5 years	75%
5 years or more	100%

Furthermore, effective July 16, 2009, active Members of the Cooper B - Line/Ellaville, GA facility; effective September 10, 2009, active Members of the Cooper Wiring Devices/Brunswick, ME facility; and effective October 4, 2010, active Members of the Cooper Power Systems/Lumberton, MS facility shall be 100% vested in their Company Retirement Contributions.

Notwithstanding the foregoing, upon the occurrence of one of the events hereinafter listed, a Member shall be 100% vested in the balance of his Company Retirement Account:

(i)	attainment of Normal Retirement Age;

(ii)	death; or

(iii)	Total and Permanent Disability.”

Adopted on 13th December, 2010, and executed at Houston, Texas this 13th day of December, 2010.

3

COOPER US, INC.

By:	/s/ James P. Williams
Title: Senior VP, Human Resources

4

SEVENTH AMENDMENT TO THE

COOPER RETIREMENT SAVINGS AND STOCK OWNERSHIP PLAN

WHEREAS, Cooper US, Inc. (“Cooper”) sponsors the Cooper Retirement Savings and Stock Ownership Plan (“CO-SAV”); and

WHEREAS, Cooper desires to amend CO-SAV to add automatic enrollment and to reflect changes to required minimum distribution requirements for the 2009 plan year;

NOW, THERFORE BE IT RESOLVED that, effective as of January 1, 2012, unless another date is otherwise specified below, CO-SAV is hereby amended in the manner set forth hereinafter below:

(i)	Article II is amended by adding at the end thereof the following new Section:

“2.4	Eligible Automatic Contribution Arrangement (“EACA”)

Eligible Employees and Members who do not make an affirmative deferral election and Members who have elected to defer less than 3% of Compensation as of December 31, 2011, are automatically enrolled in the Plan, pursuant to the following requirements:

(a)	A uniform contribution rate of 3% applies to the automatic contribution for all Eligible Employees and Members.

(b)	The Employer must provide Eligible Employees and Members with a notice (as further described in subparagraph (e) below) describing the EACA provisions and the ability to opt out of the Plan or to modify the automatic contribution amount.

(c)

A Member is permitted to elect to make certain “Permissible Withdrawals” of automatic contributions, and the amount withdrawn is included in the Member’s gross income in the year of the distribution. The premature distribution penalty under Code Section 72(t) is not imposed with respect to the distribution and the arrangement is not treated as violating any restriction on distributions by allowing the withdrawal. With respect to distributions to a Member as a result of this election, Matching Contributions are forfeited or subject to other treatment that the Internal Revenue Service may prescribe. A “Permissible Withdrawal” is defined as any withdrawal from an EACA that is made pursuant to a Member election and consists of automatic contributions and earnings or losses attributable to those contributions. The election must be made within ninety (90) days of the date automatic contributions are first deducted from the Member’s paycheck with respect to the Member under the arrangement. The amount of any distributions under this election must be equal to the amount of automatic contributions made with respect to the first payroll period to which the EACA applied to the Member and any succeeding payroll period beginning before the effective date of the election (adjusted for earnings or losses attributable to those contributions). The effective date cannot be later than the earlier of (i) the pay date for the second payroll period beginning after the election is made, or (ii) the first pay date that occurs at least 30 days after the election is made. A permissible withdrawal under this paragraph shall not be treated as an Eligible Rollover Distribution.

(d)	An “EACA” is defined as an arrangement under which a Participant may elect to have the Employer make payments as contributions under the Plan or to the Participant directly in cash, under which the Participant is treated as having elected to have the Employer make such contributions in an amount equal to a uniform percentage of Compensation provided under the Plan until the Participant specifically elects not to have such contributions made (or specifically elects to have such contributions made at a different percentage), and which meets the notice requirements of Code Section 414(w)(4), as further described in paragraph (e) below.

(e)	Within a reasonable period before the beginning of each Plan Year (or in the case of an Eligible Employee who does not receive this notice because he/she is not an Member because of becoming eligible after such time, within a reasonable period before the Eligible Employee becomes a Member), each Member covered by an EACA must receive a notice explaining the Member’s rights and obligations under the arrangement. The notice must be sufficiently accurate and comprehensive to inform the Member of such rights and obligations by being written in a manner that is understandable by the average Member to whom the arrangement applies. The reasonable time requirement is satisfied if the Employer provides such notice at least thirty (30) days and no more than ninety (90) days before the beginning of the Plan Year. In the case of an Eligible Employee who does not receive this notice because of becoming eligible after such time, the reasonable time requirement is satisfied if the Employer provides such notice no later than the date the Eligible Employee becomes a Member. However, for an Eligible Employee who becomes a Member immediately, the reasonable timing requirement is satisfied if the notice is provided as soon as practicable after the date the Eligible Employee becomes a Member and the Member is permitted to elect to defer from all types of Compensation that may be deferred under the Plan earned beginning on that date. The notice must explain the Member’s right under the arrangement to elect not to have Elective Deferrals made on the Member’s behalf or to elect to have contributions made in a different amount, and how contributions made under the arrangement will be invested in the absence of any affirmative investment election by the Member. The Member must be given a reasonable period of time after receipt of such notice and before the first automatic contribution is made to make the election with respect to contributions and investments.”

(ii)	Article V DEPOSIT AND INVESTMENT OF CONTRIBUTIONS is amended as follows:

a.	The last sentence of Section 5.1 is amended to replace the phrase “Sections 5.2, 5.3, and 5.4.” with “Sections 5.2, 5.3, 5.4, and 5.5.”

b.	Section 5.2 is amended to add the following new sentence, to be inserted immediately prior to the last sentence of such Section:

“If a Member does not make an affirmative investment election, automatic contributions will be credited to his Account in accordance with the provisions of Section 5.5.”

c.	The following new Section 5.5 is added:

“5.5	Default Investment Allocation.

In the event a Member has contributed to the Plan pursuant to an EACA (as defined in Article II), and unless such a Member has made an affirmative investment election in accordance with the provisions of Section 5.2, amounts automatically contributed to his Account pursuant to an EACA will be invested in the Plan’s default investment Fund, as selected by the Plan Administration Committee from time to time.

(iii)	Appendix A “NON-DISCRIMINATION RULES” is amended by adding the following new Section 1.08:

“1.08	Nondiscrimination Tests In An Eligible Automatic Contribution Arrangement.

In the case of an EACA (as defined in Article II) that fails the ADP/ACP nondiscrimination test(s) because of Excess Contributions to an EACA, in order to avoid the 10% penalty imposed on the Employer under Code §4979, the Plan Administration Committee must cause to be forfeited (if forfeitable) or direct the issuance of corrective refunds of the Excess Contributions (together with any income allocable thereto through the end of the Plan Year for which such contributions were made) within six (6) months after the end of the Plan Year to which such ADP test or ACP test relates. Any Excess Contributions (including the allocable income, if any, described in the preceding sentence) that are distributed will be treated as earned and received by the Member in the tax year in which the distribution is made. This special rule only applies if the EACA covers all Eligible Employees under the Plan for the entire Plan Year (or the portion of the Plan Year that the Employee is an Eligible Employee). ”

(iv)	Effective January 1, 2009, Appendix G REQUIRED MINIMUM DISTRIBUTIONS is amended to add a new Section 1.05, as follows:

“1.05	2009 Required Minimum Distributions.

Notwithstanding anything is this Appendix G to the contrary, a Member or Beneficiary who would have been required to receive required minimum distributions for 2009 but for the enactment of Code Section 401(a)(9)(H) (“2009 RMDs”), and who would have satisfied that requirement by receiving distributions that are (1) equal to the 2009 RMDs or (2) one or more payments in a series of substantially equal distributions (that include the 2009 RMDs) made at least annually and expected to last for the life (or life expectancy) of the Member, the joint lives (or joint life expectancy) of the Member and the Member’s designated Beneficiary, or for a period of at least 10 years (“Extended 2009 RMDs”), will receive those distributions for 2009 unless the Member or Beneficiary chooses not to receive such distributions. Members and Beneficiaries described in the preceding sentence will be given the opportunity to elect to stop receiving the distributions described in the preceding sentence.

In addition, solely for purposes of applying the direct rollover provisions of the Plan, 2009 RMDs and Extended 2009 RMDs will be treated as Eligible Rollover Distributions.”

IN WITNESS WHEREOF, this amendment is executed this 30th day of December, 2011.

COOPER US, INC.

By:	/s/
Title:	Senior Vice President Human Resources & CAO

EIGHTH AMENDMENT

TO THE

COOPER RETIREMENT SAVINGS AND STOCK OWNERSHIP PLAN

(January 1, 2008 Restatement)

WHEREAS, Cooper US, Inc. (the “Company”) currently maintains the Cooper Retirement Savings and Stock Ownership Plan (the “Plan”) under a restated plan document which was effective as of January 1, 2008, and which has been amended on several occasions; and

WHEREAS, the Company is a subsidiary of Cooper Industries plc (“Cooper”) which will be acquired by Eaton Corporation through the formation of a new Irish holding company, Eaton Corporation plc (“Eaton”); and

WHEREAS, the Company will be part of the Cooper controlled group acquired by Eaton; and

WHEREAS, the Company wishes to amend certain provisions of the Plan to reflect such acquisition as well as certain revised administrative procedures;

NOW, THEREFORE, effective November 28, 2012, the Plan is amended in the manner hereinafter set forth.

1. Paragraph (13) of Section 1.1 of the Plan is hereby amended to provide as follows:

(13)	The term “Company Stock”, on and after the Closing Date, shall mean ordinary shares (common stock) of Eaton and prior to the Closing Date, shall mean common stock of Cooper.

2. Paragraph (18) of Section 1.1 of the Plan is hereby amended to provide as follows:

(18)	The term “Cooper” shall mean Cooper Industries plc, its corporate successors, and the surviving corporation resulting from any merger or consolidation thereof with any other corporation or corporations.

3. Paragraph (24) of Section 1.1 of the Plan is hereby amended to provide as follows:

(24)	The term “Employer” shall mean the Company or any Subsidiary of the Company that is listed below as a Participating Subsidiary and any other Subsidiary that adopts the Plan as herein provided so long as the Subsidiary has not withdrawn from the Plan.

Participating Subsidiaries

Azonix Corporation

Cannon Technologies, Inc.

Cooper B-Line, Inc.

Cooper Bussmann, LLC.

Cooper Crouse-Hinds, LLC

Cooper Crouse-Hinds MTL, Inc.

Cooper Electrical International, LLC

Cooper Interconnect, Inc.

Cooper Lighting, LLC

Cooper Notification, Inc.

Cooper Power Systems, LLC

Cooper Wheelock, Inc.

Cooper Wiring Devices, Inc.

Elpro Technologies LLC

Hernis Scan Systems – US Inc.

Martek Power, Inc.

Martek Power Laser Drive, LLC

RTK Instruments, LLC

Standard Automation & Control LP

Sure Power, Inc.

4. Paragraph (34) of Section 1.1 of the Plan is hereby amended to provide as follows:

(34)	The term “Local Administrative Committee”, prior to the Closing Date, shall mean the individual administrative committee appointed with respect to the Plan by the Plans Administration Committee pursuant to the Plans Management Procedure. Notwithstanding the foregoing, on and after the Closing Date, all references in the Plan to the Local Administrative Committee shall mean the Company.

5. Paragraph (44) of Section 1.1 of the Plan is hereby amended to provide as follows:

(44)	The term “Plans Administration Committee”, prior to August 1, 2011, shall mean the committee appointed by the Chief Executive Officer of Cooper pursuant to the Plans Management Procedure to establish, amend, terminate, monitor and administer the benefit plans of the Affiliated Group pursuant to the provisions of the Plans Management Procedures. On and after August 1, 2011, and prior to the Closing Date, all references in the Plan to the Plans Administration Committee shall mean the CBPC; and on and after the Closing Date, all such references shall mean the Pension Administration Committee appointed by the Eaton Board of Directors or its delegatee.

6. Paragraph (45) of Section 1.1 of the Plan is hereby amended to provide as follows:

(45)	The term “Plans Management Procedure”, prior to the Closing Date, shall mean the procedures adopted by the Board of Directors of Cooper to allocate and delegate fiduciary responsibilities with respect to the benefit plans of the Affiliated Group. On and after the Closing Date, all references in the Plan to the Plans Management Procedure shall mean the procedures established by the Company or the Pension Administration Committee of Eaton or its delegatee.

7. Section 1.1 of the Plan is hereby amended by the addition of Paragraphs (61), (62), and (63) at the end thereof to provide as follows:

(61)	The term “CBPC”, on and after August 1, 2011, but prior to the Closing Date, shall mean the Cooper Benefit Plans Committee to which certain individuals are appointed by the Chief Executive Officer of Cooper pursuant to the terms of the Plans Management Procedure to perform certain administrative and investment duties with respect to the Plan. Notwithstanding the foregoing, on and after the Closing Date, all references to the CBPC shall mean the Pension Administration Committee appointed by the Eaton Board of Directors or its delegatee.

(62)	The term “Closing Date” shall mean the date on which Cooper is acquired by Eaton Corporation through the formation of a new Irish holding company, Eaton Corporation plc.

(63)	The term “Eaton” shall mean Eaton Corporation plc.

8. Section 2.1 of the Plan is hereby amended to provide as follows:

2.1	Commencement of Participation.

Each Eligible Employee shall become a Member and participate in the Plan as of his Employment Commencement Date, or if later, the date on which such Eligible Employee is employed at a facility listed on Appendix D. Notwithstanding the foregoing and any other provision of the Plan to the contrary, in no event, on and after the Closing Date, shall any individual, who transfers to a facility that is listed on Appendix D from an Affiliate facility that is not listed on Appendix D, become a Member under the Plan.

9. Section 6.2 of the Plan is hereby amended to provide as follows:

6.2	Company Stock Fund.

Except as specifically provided otherwise, the assets of the Company Stock Fund shall be invested primarily in Company Stock and may, from time to time, be invested in a short term investment fund managed by the Trustee. The Trustee shall receive Company Stock from the Company or purchase Company Stock in the market or, on and after the Closing Date, from Eaton pursuant to mutually acceptable procedures; provided, however, that any such purchase shall be made only in exchange for fair market value as required under ERISA and the Code. Notwithstanding any other provision of the Plan, (a) Eaton shall not be obliged to issue any shares unless at least the par value or nominal value of such newly issued share has been fully paid in advance in accordance with applicable law, and (b) Eaton shall not be obliged to issue or deliver any shares until all legal and regulatory requirements associated with such issue or delivery have been complied with to the satisfaction of the Pension Investment Committee of Eaton.

10. Section 15.10 of the Plan is hereby amended by the deletion of the reference to the “State of Texas” and the substitution of the reference to the “State of Ohio” in place thereof.

11. Appendix D of the Plan is hereby amended to provide as follows:

APPENDIX D

ACTIVE COVERED FACILITIES AND EMPLOYMENT CLASSIFICATIONS

EMPLOYER/DIVISION	COVERED FACILITY	COVERED EMPLOYEE CLASSIFICATION
Azonix Corporation	Billerica, MA	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Fremont, CA	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Houston, TX	Salaried Exempt Salaried Non-Exempt Hourly-Rated

Cannon Technologies, Inc.	Carrington, ND	Salaried Exempt Salaried Non-Exempt Hourly-Rated

EMPLOYER/DIVISION	COVERED FACILITY	COVERED EMPLOYEE CLASSIFICATION
	Germantown, MD	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Plymouth, MN	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Sioux City, IA	Salaried Exempt Salaried Non-Exempt Hourly-Rated

Cooper B-Line, Inc.	All Sales Offices	Salaried Exempt Salaried Non-Exempt

	Franklin Park, IL	Salaried Exempt Hourly-Rated

	Highland, IL	Salaried Exempt Salaried Non-Exempt

	Modesto, CA	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Norcross, GA	Salaried Exempt Salaried Non-Exempt

	Reno, NV	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Sherman, TX	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Troy, IL	Salaried Exempt Salaried Non-Exempt

	Pinckneyville, IL	Salaried Exempt Salaried Non-Exempt

	Ellaville, GA	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Corona, GA (Richter -Tolco)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

Cooper Bussmann, LLC	Ellisville, MO	Salaried Exempt Salaried Non-Exempt

	Black Mountain, NC	All

	Goldsboro, NC	All

	Woodale, IL (formerly Chicago, IL (USD))	Salaried Exempt Salaried Non-Exempt

	El Paso, TX	Salaried Exempt Salaried Non-Exempt

	Dublin, CA (Powerstor)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

EMPLOYER/DIVISION	COVERED FACILITY	COVERED EMPLOYEE CLASSIFICATION
	Boca Raton, FL	Salaried Exempt Salaried Non-Exempt Hourly-Rated

Cooper Crouse-Hinds, LLC	All Sales Offices	Salaried Exempt Salaried Non-Exempt

	Syracuse, NY	Salaried Exempt Salaried Non-Exempt

	Amarillo, TX	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Windsor, CT	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	LaGrange, NC	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Roanoke, VA	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Montebello, CA	Salaried Exempt Salaried Non-Exempt

	Meadow Lands, PA (Thepitt Manufacturing)	Salaried Exempt Salaried Non-Exempt

	Meadow Lands, PA (Major Liting)	Salaried Exempt Salaried Non-Exempt

	Houston, TX (formerly ICI)	Salaried Exempt Salaried Non-Exempt

	Camarillo, CA	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Salem, NJ	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Sarasota, FL	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Moorpark, CA	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Gardena, CA	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Chelsea, MA	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Houston, TX (MEDC Sales)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

EMPLOYER/DIVISION	COVERED FACILITY	COVERED EMPLOYEE CLASSIFICATION
	Norwalk, CA	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Ontario, CA	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Pearland, TX (Pauluhn)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

Cooper Crouse-Hinds MTL, Inc.	W. Melbourne, FL	All

	Houston, TX	All

	Roanoke, VA	All

Cooper Electrical International, LLC	Houston, TX	Salaried Exempt Salaried Non-Exempt

Cooper Interconnect, Inc.	Camarillo, CA	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Chelsea, MA	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	LaGrange, NC	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Moorpark, CA	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Salem, NJ	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Syracuse, NY	Salaried Exempt Salaried Non-Exempt Hourly-Rated

Cooper Lighting, LLC	All Sales and Distribution Centers	All

	Elk Grove Village, IL	Salaried Exempt Salaried Non-Exempt

	Ontario, CA	Salaried Exempt Salaried Non-Exempt

	Americus, GA	Salaried Exempt Salaried Non-Exempt

	Eufaula, AL	Salaried Exempt Salaried Non-Exempt

	Preston, GA	Salaried Exempt Salaried Non-Exempt Hourly-Rated

EMPLOYER/DIVISION	COVERED FACILITY	COVERED EMPLOYEE CLASSIFICATION
	Vicksburg, MS	Salaried Exempt Salaried Non-Exempt

	Peachtree City, GA	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Cranbury, NJ	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Richmond, CA (Shaper)	Salaried Exempt Salaried Non-Exempt

	Hicksville, NY	Salaried Exempt Salaried Non-Exempt

	Vernon Hills, IL	Salaried Exempt Salaried Non-Exempt

	Burlington, VT	Salaried Exempt Salaried Non-Exempt

	Irvine, CA (IMS)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Van Nuys, CA	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Aurora, CO	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Ellaville, GA	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Irving, TX	Salaried Exempt Salaried Non-Exempt Hourly-Rated

Cooper Notification, Inc.	Sarasota, FL (Madahcom)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Arlington, VA (Madahcom)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Bradenton, FL (Madahcom)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

Cooper Power Systems, LLC	All Sales Offices	Salaried Exempt Salaried Non-Exempt

	Waukesha, WI	Salaried Exempt Salaried Non-Exempt

	Olean, NY	Salaried Exempt Salaried Non-Exempt Hourly-Rated

EMPLOYER/DIVISION	COVERED FACILITY	COVERED EMPLOYEE CLASSIFICATION
	Greenwood, SC	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Nacogdoches, TX	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Franksville, WI	Salaried Exempt Salaried Non-Exempt

	South Milwaukee, WI	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Pewaukee, WI (RTE Components)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Waukesha, WI (RTE Distribution – North Street)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Waukesha, WI (RTE Small Power-Badger & Lincoln)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Fayetteville, AR	Salaried Exempt Salaried Non-Exempt

Cooper US, Inc. Corporate Office	Houston, TX (includes employees paid from Corporate)	Salaried Exempt Salaried Non-Exempt

Cooper Wheelock	Long Branch, NJ (also includes Neptune and Oceanport)	Salaried Exempt Salaried Non-Exempt Hourly-Rated

Cooper Wiring Devices, Inc.	Long Island City, NY	Salaried Exempt Salaried Non-Exempt

	Charlotte, NC	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Phoenix, AZ	Salaried Exempt Salaried Non-Exempt Hourly-Rated

	Peachtree City, GA	Salaried Exempt Salaried Non-Exempt

	Brunswick, ME	Salaried Exempt Salaried Non-Exempt Hourly-Rated

Elpro Technologies, LLC	San Diego, CA	Salaried Exempt Salaried Non-Exempt Hourly-Rated

Hernis Scan Systems – US, Inc.	Houston, TX	Salaried Exempt Salaried Non-Exempt Hourly-Rated

EMPLOYER/DIVISION	COVERED FACILITY	COVERED EMPLOYEE CLASSIFICATION
Martek Power Inc.	Torrance, CA	Salaried Exempt Salaried Non-Exempt Hourly-Rated

Martek Power Laser Drive, LLC	Gibsonia, PA	Salaried Exempt Salaried Non-Exempt Hourly-Rated

RTK Instruments, LLC	Union, NJ	All

Standard Automation & Control LP	League City, TX	All

	Irving, TX	All

	Tempe, AZ	All

	Hampton, NH	All

Sure Power, Inc.	Tualatin, OR	Salaried Exempt Salaried Non-Exempt Hourly-Rated

Adopted on November 28, 2012, and executed at Houston, Texas, this 29th day of November, 2012.

COOPER US, INC.

By:	/s/ Heath B. Monesmith
Title:	Vice President, Human Resources

AMENDMENT TO THE

COOPER RETIREMENT SAVINGS AND STOCK OWNERSHIP PLAN

FOR THE PENSION PROTECTION ACT OF 2006

AND

THE HEROES EARNINGS ASSISTANCE AND RELIEF TAX ACT OF 2008

The below named Employer hereby amends the Cooper Retirement Savings and Stock Ownership Plan (hereinafter referred to as “the Plan”) pursuant to the authority contained in Section 14.1 of the Plan to reflect the applicable provisions of the Pension Protection Act of 2006 (PPA) and the Heroes Earnings Assistance and Relief Tax (HEART) Act of 2008. This Amendment is intended to provide good faith compliance with the requirements of those provisions (and any related optional provisions) and shall be effective for Plan Years beginning on or after January 1, 2008 (unless otherwise indicated), and shall supersede any inconsistent provisions of the Plan.

The Plan is hereby amended as follows:

1.	Paragraph (15) of Section 1.1 entitled “Compensation” is amended to comply with Section 105 of the HEART Act, effective for payments made after December 31, 2008, by adding the following new paragraph at the end of said paragraph:

“Differential wage payments under Section 414(u)(12) of the Code made by the Employer to reservists during active military duty are treated as W-2 wages subject to income tax withholding and are treated as Compensation for purposes of benefit accruals.”

2.	Article VIII entitled “Withdrawals While Employed” is amended by adding at the end thereof a new Section 8.5 (along with a corresponding change in the Table of Contents), to read as follows:

“8.5 Qualified Reservist Distributions.

Effective for distributions on or after August 17, 2006, a Member who is ordered or called to active duty after September 11, 2001 may take a Qualified Reservist Distribution as defined in Section 72(t)(2)(G)(iii) of the Code if the following are satisfied:

(1)	the distribution consists solely of Basic Contributions to the Plan;

(2)	the Member was ordered or called to active duty for a period in excess of one hundred and seventy nine (179) days or for an indefinite period; and

(3)	the distribution from the Plan is made during the period which begins on the date of such order or call and ends at the close of the active duty period.

The ten percent (10%) early withdrawal penalty tax under Section 72(t) of the Code will not apply to a Qualified Reservist Distribution which meets the requirements stated above.”

3.	Effective for Plan Years beginning after December 31, 2006, Section 10.2 entitled “Distribution of Separate Accounts” is amended by adding at the end of the second sentence the following two new sentences to read as follows:

“Such distribution shall be paid to the Member as soon as practicable after complying with the Federal tax withholding rules without the need for spousal consent. Terminated Members receiving an involuntary distribution of $200 or more must be notified of their right to have such amounts directly rolled over to an IRA or other Eligible Retirement Plan (as defined in Section 10.8 below) of their choosing.”

4.	Effective for Plan Years beginning after December 31, 2006, the last sentence of Section 10.2 entitled “Distribution of Separate Accounts” is amended by replacing the number “90” with the number “180”.

5.	Section 10.8 entitled “Eligible Rollover Distributions” is amended by deleting it in its entirety and substituting in its place the following:

“10.8 Eligible Rollover Distributions.

Each Member and Beneficiary who elects an Eligible Rollover Distribution as defined herein may elect in the time and in a manner prescribed by the Local Administrative Committee to have all or any portion of such Eligible Rollover Distribution transferred via direct rollover to an Eligible Retirement Plan; provided, however, that only one such transfer may be made with respect to an Eligible Rollover Distribution to an Eligible Retirement Plan. Notwithstanding the foregoing, the Member or Beneficiary may elect, after receiving the notice required under Section 402(f) of the Code, such Eligible Rollover Distribution prior to the expiration of the 30-day period beginning on the date such individual is issued such notice; provided that the Member or Beneficiary is permitted to consider his decision for at least 30 days and is advised of such right in writing. For purposes of this Section 10.8, except as otherwise described herein, the term “Eligible Retirement Plan” shall mean: (a) any individual retirement account described in Section 408(a) of the Code; (b) any individual retirement annuity described in Section 408(b) of the Code; (c) any trust that meets the requirements of Section 40l(a) of the Code; (d) any annuity plan described in Section 403(a) of the Code; (e) an eligible deferred compensation plan described in Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state (“governmental 457 plan”) and that separately accounts for amounts rolled into such plan from eligible retirement plans not described in said Section 457(b); (f) an annuity contract described in Section 403(b) of the Code; and (g) effective January 1, 2008, a Roth IRA as described in Section 408A of the Code, provided that for Eligible Rollover Distributions made in 2008 or in 2009, the same income and tax filing status restrictions that apply to a rollover from a traditional IRA into a Roth IRA, will also apply to rollovers to a Roth IRA. In addition, the term “Eligible Rollover Distribution” shall mean all or any portion of a Plan distribution to a Member or a Beneficiary who is a deceased Member’s surviving spouse or an alternate payee under a qualified domestic relations order who is a Member’s spouse or former spouse; provided, however, that such distribution is not (i) one of a series of substantially equal periodic payments made at least annually for over a specified period of ten or more years or the life of the Member (or Beneficiary, if applicable, as discussed earlier in this sentence) or the joint lives of the Member/Beneficiary and a designated beneficiary; (ii) a distribution to the extent such distribution is required under Section 401(a)(9) of the Code; (iii) the portion of any distribution which is not includible in gross income (determined without regard to any exclusion of net unrealized appreciation with respect to Employer securities); (iv) any distribution which is made upon hardship of a Member; (v) any excess amounts that are returned to a Member in accordance with Sections 1.06 and 1.07 of Appendix A and Section 1.03 of Appendix B; (vi) any other distribution that is reasonably expected to total less than $200 during a year; (vii) any corrective distributions of excess elective deferrals under Section 402(g) of the Code and the income allocable thereto; (viii) any corrective distributions of Excess Contributions and the income allocable thereto; (ix) any PS 58 costs; or (x) any dividends paid on securities under Section 404(k) of the Code. A direct rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Member or Beneficiary. See Section 10.9 for the requirements applicable to a direct rollover by a non-spouse beneficiary who is a designated beneficiary (within the meaning of Section 401(a)(9) of the Code).

Effective January 1, 2007, a portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified plan described in Section 401(a) or 403(a) of the Code, or an annuity contract described in Section 403(b) of the Code, which qualified plan or 403(b) plan agrees to separately account for amounts so transferred (with any earnings thereon) including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible, or, effective January 1, 2008, to a Roth IRA, provided that for amounts transferred in 2008 or in 2009, the same income and tax filing restrictions that apply to a rollover from a traditional IRA to a Roth IRA are complied with by the distributee.

Effective for distributions made after December 31, 2006, in the case of an Eligible Rollover Distribution to a non-spouse Designated Beneficiary, an Eligible Retirement Plan is an individual retirement or individual retirement annuity as defined in Sections 408(a) and 408(b) of the Code that is treated as an inherited IRA. A Direct Rollover of a distribution by a non-spouse Beneficiary is a rollover of an Eligible Rollover Distribution for purposes of Section 402(c) of the Code only. Accordingly, the distribution is not subject to the Direct Rollover requirements of Section 401(a)(31) of the Code, the notice requirements of Section 402(f) of the Code, or the mandatory withholding requirements of Section 3405(c) of the Code. If an amount is distributed from a Plan and is received by a non-spouse Beneficiary, the distribution is not eligible for rollover.

For Eligible Rollover Distributions by a non-spouse Designated Beneficiary made after 2007, an Eligible Retirement Plan shall also include a Roth IRA as described in Section 408A of the Code, provided that for

2

Eligible Rollover Distributions made in 2008 or in 2009, the same income and tax filing status restrictions that apply to a rollover from a traditional IRA into a Roth IRA, will also apply to rollovers to a Roth IRA.

For purposes of this paragraph, to the extent provided in rules prescribed by the Secretary, a trust maintained for the benefit of one or more designated beneficiaries shall be treated in the same manner as a Designated Beneficiary.”

6.	Section 10.9 entitled “Direct Transfer by Non-Spouse Beneficiary” is amended to (1) change the title to “Direct Rollover by Non-Spouse Beneficiary” (along with a corresponding change in the Table of Contents), and (2) the first sentence is amended by deleting the word “direct” before the word “transfer” and by adding the phrase “via direct rollover” after the word “transfer”, and (3) the first sentence is further amended by adding after the cite “Code Section 408(b)” the words “or, effective January 1, 2008, to a Roth IRA (provided that for amounts transferred in 2008 or 2009, the same income and tax filing restrictions that apply to a rollover from a traditional IRA to a Roth IRA are complied with by the distributee.)”

7.	Article XII entitled “Plan Administration” is amended by adding at the end thereof the following new Section 12.10 (along with a corresponding change in the Table of Contents), to read as follows:

“12.10 Application of ERISA Section 404(c).

The Plan is intended to constitute a plan described in Section 404(c) of ERISA. The protections of ERISA Section 404(c) will be extended to the investment in certain default funds (Qualified Default Investment Arrangements (QDIAs)) if the Plan meets certain requirements. The QDIA requirements may apply to other arrangements where Member accounts are automatically invested in default funds. In order for the protections of ERISA Section 404(c) to apply, the Plan must meet the following conditions:

(a) Assets invested on behalf of a Member or Beneficiary must be invested in a QDIA, which is one of the following:

(1) a lifecycle or target date fund that mixes investments taking into account an individual’s age, life expectancy or target retirement date and is diversified to minimize the risk of large losses;

(2) a balanced fund that mixes investments taking into account characteristics of an entire Member group and is diversified to minimize the risk of large losses;

(3) an investment management service such as a managed account or asset allocation service that allocates contributions among existing Plan investment options to provide an asset mix that takes into account an individual’s age, life expectancy or a target retirement date, and is diversified to minimize the risk of large losses;

(4) a capital preservation investment such as a stable value fund or a money market fund, provided it is only available to the individual for the first 120 days after becoming a Member in the Plan, and provided the Plan permits withdrawals in accordance with Section 414(w) of the Code. The Plan must then transfer the assets to an otherwise acceptable QDIA; or

(5) for assets invested in the fund or portfolio before December 24, 2007, a stable value fund, provided this fund does not impose fees or surrender charges and invests primarily in investment products that are backed by a state or federally regulated financial institution.

The QDIA cannot hold Employer securities, except as permitted under ERISA Regulation Section 2550.404c-5(e)(1)(ii).

(b) A Member or Beneficiary must have the opportunity to direct investment of the assets in his or her Plan account, but must not have directed the investment of these assets;

(c) The Plan must offer a broad range of investment alternatives, as required by ERISA Section 404(c);

(d) Members and Beneficiaries described in ERISA Regulation Section 2550.404c-5(c)(2) must receive an initial notice at least thirty (30) days before the date of Plan eligibility or at least thirty (30) days before contributions are first invested in the QDIA on their behalf. Alternatively, the initial notice may be provided on or before the date the individual is first eligible under the Plan, provided the Member has the opportunity to make a withdrawal in accordance with Section 414(w) of the Code. Members and Beneficiaries described in ERISA Regulation Section 2550.404c-5(c)(2) must also receive an annual notice within a reasonable period of time of at

3

least thirty (30) days in advance of each subsequent Plan Year. The notice must be written in a manner that is understandable by the average Plan participant and must contain the following provisions:

(1) A description of how and when a Member’s or Beneficiary’s account will be invested in a QDIA. Automatic enrollment plans must include a description of when automatic contributions will be withheld, the automatic contribution amount, and the Member’s right to not make Basic Contributions or to change the automatic contribution rate;

(2) An explanation of a Member’s or Beneficiary’s right to direct the investment of his or her account and an explanation of any fees involved in connection with transferring amounts to another investment;

(3) A description of the QDIA, its investment objectives, risk and return characteristics, and any fees or expenses that will apply;

(4) A description of Members’ and Beneficiaries’ right to direct the investment of assets invested in the QDIA to any other investment alternative under the Plan, including a description of any applicable restrictions, fees, or expenses in connection with the transfer; and

(5) An explanation of where Members and Beneficiaries may obtain investment materials concerning other investment options under the Plan, as applicable.

(e) The Plan must provide Members the opportunity to change investments in the QDIA at least as often as they can change any other investment, but in no event less than quarterly. The QDIA cannot impose financial penalties or restrict the ability to transfer all or part of the QDIA assets to another investment option for a 90-day period, other than fees and expenses that are charged on an ongoing basis for the operation of the QDIA itself and are not based on the Member’s or Beneficiary’s decision to withdraw, sell, or transfer assets out of the QDIA.

(f) The Plan must provide Members and Beneficiaries described in ERISA Regulation Section 2550.404c-5(c)(2) with the same investment materials it provides to those making affirmative investment elections.”

8.	Effective for Plan Years beginning after December 31, 2006, Article XIII entitled “Cooper ESOP” is amended to add a new Section 13.5 (along with a corresponding change in the Table of Contents), to read as follows:

“13.5 Diversification Requirements for Company Stock.

The following diversification requirements apply and Company Stock as used in this Section 13.5 shall have the meaning set forth herein.

(1) Employee Contributions Invested In Employer Securities—If any portion of an Employee contribution account is invested in Company Stock, then the Applicable Individual (as defined in paragraph (3) below) with respect to such accounts may elect to direct the Local Administrative Committee to divest such Company Stock and to reinvest an equivalent amount in other investment options meeting the requirements of paragraph (4) below.

(2) Employer Contributions Invested In Company Stock— If a portion of the Member’s Account with regard to Employer contributions is invested in Company Stock, the Applicable Individual (as defined in paragraph (3) below) with respect to such Company Stock who is either a Member who has completed at least three (3) Years of Service or a Beneficiary (within the meaning of paragraph (3) below) of a Member (who has either completed at least three (3) Years of Service or died) may elect to direct the Local Administrative Committee to divest any such Company Stock and to reinvest an equivalent amount in other investment options meeting the requirements of paragraph (4) below.

(3)	Applicable Individual—An Applicable Individual for purposes of this Section 13.5 is:

(i) any Member, or

(ii) any Beneficiary who has an account under the Plan with respect to which the

Beneficiary is entitled to exercise the rights of a Member.

(4) Investment Options—The Applicable Individual may direct the proceeds from the divestment of Company Stock to not less than three (3) investment options, other than Company Stock.

4

Each such investment option must be diversified and have materially different risk and return characteristics subject to the following:

(i) The Plan shall not be treated as failing to meet the requirements of this Section 13.5 merely because the Local Administrative Committee limits the time for divestment and reinvestment to periodic, reasonable opportunities occurring no less frequently than quarterly.

(ii) The Plan shall not meet the requirements of this Section 13.5 if the Local Administrative Committee imposes restrictions or conditions with respect to the investment of Company Stock which are not imposed on the investment of other assets of the Plan. This subparagraph shall not apply to any restrictions or conditions imposed by reason of the application of securities laws.

(5) Exception For Certain Plans—The Plan shall be exempt from the requirements of this Section 13.5 if:

(i) The Plan is an ESOP and there are no contributions to the Plan (or earnings thereunder) which are held within the Plan that are subject to Section 401(k) or (m) of the Code, and the Plan is a separate plan for purposes of Section 414(1) of the Code with respect to any other defined benefit plan or defined contribution plan maintained by the Employer or any controlled group member, or

(ii) The Plan is a “one-participant retirement plan” as described in Section 401(a)(35)(E)(iv) of the Code, or

(iii) The Plan does not hold any Company Stock.

(6) Certain Plans Treated As Holding Publicly Traded Employer Securities—Except as provided in the following paragraph, if the Plan holds Employer securities which are not publicly traded, it shall be treated as holding Company Stock if any corporation which is an Employer maintaining the Plan, or any member of a controlled group of corporations which includes such Employer corporation, has issued a class of stock which is a publicly traded Employer security.

The preceding paragraph shall not apply to the Plan if no Employer corporation or parent corporation of an Employer corporation, has issued any publicly traded Employer security and no Employer corporation or parent corporation of an Employer corporation has issued any special class of stock which grants particular rights to, or bears particular risks for, the holder or issuer with respect to any corporation described in the preceding paragraph which has issued any publicly traded Employer security.

(7) Transition Rule For Company Stock Attributable To Employer Contributions—If the portion of an account to which Section 13.5(2) applies consists of Company Stock acquired in a Plan Year beginning before January 1, 2007, then Section 13.5(2) shall only apply to the applicable percentage of such Company Stock. This provision shall be applied separately with respect to each class of Company Stock. For purposes of this paragraph, the applicable percentage shall be 33% for the first Plan Year to which Section 401(a)(35)(H) of the Code applies, 66% for the second Plan Year, and 100% for the third and following Plan Years.

The above transition rule shall not apply to a Member who has attained age fifty-five (55) and completed at least three (3) Years of Service before the first Plan Year beginning after December 31, 2005.

Notwithstanding the foregoing provisions, the Employer may provide Plan Members with greater or full diversification rights with respect to Employer contributions invested in Company Stock as more particularly set forth in employer stock investment procedures or a similar document approved by the Employer.

(8) Company Stock—For purposes of this paragraph, Company Stock shall mean Employer securities within the meaning of Section 407(d)(1) of ERISA, which are readily tradable on an established security market. This paragraph only applies to plans that hold Company stock that is publicly traded.”

9.	The first sentence of Section 1.06 of Appendix A entitled “Excess Elective Deferrals” is amended, effective as of Plan Years beginning after December 31, 2007, by adding directly after the phrase “adjusted for income or loss attributable to such excess elective deferral” the phrase “through the end of such taxable year.”

10.

The third sentence of Section 1.07 of Appendix A entitled “Calculation and Distribution Of Excess Contributions” is amended, effective for Plan Years beginning after December 21, 2007, by adding directly

5

after the phrase “Excess Contributions plus any income and minus any loss allocable thereto,” the phrase “through the end of the Plan Year for which such contributions were made,”.

11.	Section 1.02(c) of Appendix B is amended by adding at the end thereof the following new sentence:

“Differential wage payments under Section 414(u)(12) of the Code made by the Employer to reservists during active military duty are treated as W-2 wages subject to income-tax withholding:”

12.	Section 1.06 of Appendix C entitled “Modification of Top-Heavy Rules” is amended by the deletion of the entire sentence thereunder and the replacement with the following, effective for Plan Years beginning after 2007, to read as follows:

“In any Plan Year in which the Plan consists solely of (i) Basic Contributions under a cash or deferred arrangement which meet the requirements of Section 401(k)(12) or 401(k)(13) of the Code and (ii) Matching Contributions which meet the requirements of Section 401(m)(11) or 401(m)(12) of the Code, then such Plan will be exempt from the Top-Heavy requirements of Section 416 of the Code. Furthermore, if the Plan (but for the prior sentence) would be treated as a Top-Heavy Plan because the Plan is a member of an aggregation group which is a Top-Heavy Group, then the contributions under the Plan may be taken into account in determining whether any other plan in the aggregation group meets the Top-Heavy requirements of Section 416(c)(2) of the Code.”

13.	Section 2.01 of Appendix G entitled “Required Minimum Distributions” is amended to correct a typographical error by replacing the citation “Treas. Regs. Section 1.401 (a)(9)-1, Q&A-4,” with the citation “Treas. Regs. Section 1.401(a)(9)-4, Q&A-4”.

14.	Section 2(a) of the Loan Policy Document of the Plan is amended, effective for Plan Years beginning after December 31, 2006, by replacing the number “90” with the number “180”.

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed by its duly authorized representative, this 8th day of December, 2009.

By:	James P. Williams

Title:	Senior Vice President Human Resources

Signature:	/s/ James P. Williams

Employer: Cooper Industries, Inc.

Account Number: JK62202

Plan Name: Cooper Retirement Savings and Stock Ownership Plan

6

AMENDMENT TO THE

COOPER RETIREMENT SAVINGS AND STOCK OWNERSHIP PLAN

FOR THE PENSION PROTECTION ACT OF 2006

AND

THE HEROES EARNINGS ASSISTANCE AND RELIEF TAX ACT OF 2008

[PPA/HEART Act Amendment #2]

The below named Employer hereby amends the Cooper Retirement Savings and Stock Ownership Plan (hereinafter referred to as “the Plan”) pursuant to the authority contained in Section 14.1 of the Plan to reflect certain provisions of the Pension Protection Act of 2006 (PPA) and the Heroes Earnings Assistance and Relief Tax (HEART) Act of 2008. This Amendment is intended to provide good faith compliance with the provisions discussed below and shall supersede any inconsistent provisions of the Plan.

The Plan is hereby amended as follows:

1.	Paragraph (15) of Section 1.1 entitled “Compensation” is amended to comply with Section 105 of the HEART Act effective for payments made after December 31, 2008 by revising the last paragraph at the end of said paragraph to read as follows:

“Differential wage payments (as defined under Section 3401(h) of the Code) made by the Employer to Members are treated as W-2 wages subject to income tax withholding and are treated as Compensation for purposes of benefit accruals. These payments must be treated as Compensation under Section 415(c)(3) of the Code and Section 1.415-2(d) of the Treasury Regulations.”

2.	Section 10.8 entitled “Eligible Rollover Distributions” is amended by deleting it in its entirety and substituting in its place the following:

“10.8 Eligible Rollover Distributions.

Each Member and Beneficiary who elects an Eligible Rollover Distribution as defined herein may elect in the time and in a manner prescribed by the Local Administrative Committee to have all or any portion of such Eligible Rollover Distribution transferred via direct rollover to an Eligible Retirement Plan. Notwithstanding the foregoing, the Member or Beneficiary may elect, after receiving the notice required under Section 402(f) of the Code, such Eligible Rollover Distribution prior to the expiration of the 30-day period beginning on the date such individual is issued such notice; provided that the Member or Beneficiary is permitted to consider his decision for at least 30 days and is advised of such right in writing. For purposes of this Section 10.8, except as otherwise described herein, the term “Eligible Retirement Plan” shall mean: (a) any individual retirement account described in Section 408(a) of the Code; (b) any individual retirement annuity described in Section 408(b) of the Code; (c) any trust that meets the requirements of Section 40l(a) of the Code; (d) any annuity plan described in Section 403(a) of the Code; (e) an eligible deferred compensation plan described in Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state {“governmental 457 plan”) and that separately accounts for amounts rolled into such plan from eligible retirement plans not described in said Section 457(b); (f) an annuity contract described in Section 403 (b) of the Code; and (g) effective January 1, 2008, a Roth IRA as described in Section 408A of the Code, provided that for Eligible Rollover Distributions made in 2008 or in 2009, the same income and tax filing status restrictions that apply to a rollover from a traditional IRA into a Roth IRA, will also apply to rollovers to a Roth IRA. In addition, the term “Eligible Rollover Distribution” shall mean all or any portion of a Plan distribution to a Member or a Beneficiary who is a deceased Member’s surviving spouse or an alternate payee under a qualified domestic relations order who is a Member’s spouse or former spouse; provided, however, that such distribution is not (i) one of a series of substantially equal periodic payments made at least annually for over a specified period of ten or more years or the life of the Member (or Beneficiary, if applicable, as discussed earlier in this sentence) or the joint lives of the Member/Beneficiary and a designated beneficiary; (ii) a distribution to the extent such distribution is required under Section 401(a)(9) of the Code; (iii) the portion of any distribution which is not includible in gross income (determined without regard to any exclusion of net unrealized appreciation with respect to Employer securities); (iv) any distribution which is made upon hardship of a Member; (v) any excess amounts that are returned to a Member in accordance with Sections 1.06 and 1.07 of Appendix A and Section 1.03 of Appendix B; (vi) any other distribution that is reasonably expected to total less than $200 during a year; (vii) any corrective distributions of excess elective deferrals under Section 402(g) of the Code and the income allocable thereto; (viii) any corrective distributions of Excess Contributions and the income allocable thereto; (ix) any PS 58 costs; or (x) any dividends paid on securities under Section 404(k) of the Code. A direct rollover is a payment by the Plan to the Eligible Retirement Plan specified by the

Member or Beneficiary. See Section 10.9 for the requirements applicable to a direct rollover by a non-spouse beneficiary who is a designated beneficiary (within the meaning of Section 401(a)(9) of the Code).

Effective for distributions made after December 31, 2006, in the case of an Eligible Rollover Distribution to a non-spouse designated Beneficiary defined in Section 1.25, an Eligible Retirement Plan is an individual retirement or individual retirement annuity as defined in Sections 408(a) and 408(b) of the Code that is treated as an inherited IRA. If an amount is distributed from a Plan and is received by a non-spouse Beneficiary, the distribution is not eligible for rollover.

For Eligible Rollover Distributions made after 2007 by a non-spouse designated Beneficiary which are not attributable to distributions from a Roth elective deferral account, an Eligible Retirement Plan shall also include a Roth IRA as described in Section 408A of the Code, provided that for Eligible Rollover Distributions made in 2008 or in 2009, the same income and tax filing status restrictions that apply to a rollover from a traditional IRA into a Roth IRA, will also apply to rollovers to a Roth IRA from accounts other than a Roth elective deferral account. A non-spouse designated Beneficiary, other than a former spouse who is an alternate payee under a qualified domestic relations order, cannot elect to treat the Roth IRA as his or her own. In the case of a rollover where the non-spouse designated Beneficiary cannot treat the Roth IRA as his or her own, required minimum distributions from the Roth IRA are determined in accordance with Notice 2007-7, Q&As 17, 18 and 19 and any subsequent IRS guidance. For taxable years beginning before January 1, 2010, a non-spouse designated Beneficiary cannot make a qualified rollover contribution to a Roth IRA from an Eligible Retirement Plan other than a Roth IRA, if he or she has modified adjusted gross income exceeding $100,000 or is married and files a separate return.”

3.	Effective January 1, 2010, new Section 10.10 entitled “Special Section 414(u)(12)(B) of the Code Rule for Distributions – Deemed Severance From Employment” is added (along with a corresponding change in the Table of Contents), which shall read as follows:

“Section 10.10 Special Section 414(u)(12)(B) of the Code Rule For Distributions – Deemed Severance From Employment.

Effective January 1, 2010, during the period (after more than 30 days) that a Member is on active duty in the uniformed services (as defined in Chapter 43 of Title 38, United States Code), he or she shall be treated as having been severed from employment with the Employer for purposes of receiving a distribution from the Plan under Section 401(k)(2)(B)(i)(l) of the Code. If such individual elects to receive a distribution from the Plan under Section 401(k) of the Code pursuant to this rule, he or she may not make a Basic Contribution (or employee contribution, if applicable) to the Plan during the six (6) month period beginning on the date of the distribution.”

4.	Article XI entitled “BENEFICIARIES AND DEATH BENEFITS” is hereby amended to reflect Section 104 of the HEART Act by the addition of a new Section 11.5 (along with a corresponding change in the Table of Contents), which shall read as follows:

“Section 11.5 Death Benefits Under USERRA-Qualified Active Military Service.

Effective for deaths occurring on or after January 1, 2007, in the case of a Member who dies while performing qualified military service [as defined in Section 414(u) of the Code], the survivors of the Member are entitled to any additional benefits (other than benefit accruals relating to the period of qualified military service) provided under the Plan (including, if applicable, accelerated vesting, any ancillary life insurance benefits, and any other survivor’s benefits provided under the Plan that are contingent on a Member’s termination of employment on account of death) had the Member resumed and then terminated employment on account of death, in accordance with Section 401(a)(37) of the Code, Notice 2010-15, and any other IRS guidance.”

5.	Effective for Plan Years beginning on or after January 1, 2011, Section 13.5 entitled “Diversification Requirements for Company Stock” is amended by revising subparagraphs (6) and (8) to read as follows:

“(6) Certain Plans Treated As Holding Publicly Traded Employer Securities – Except as provided in final Regulations under Section 401(a)(35) of the Code, if the Plan holds Employer securities which are not publicly traded, it shall be treated as holding Company Stock if any corporation which is an Employer maintaining the Plan, or any member of a controlled group of corporations (as defined in Section 401(a)(35)(F)(iii)(l) of the Code) which includes such Employer corporation, has issued a class of stock which is a publicly traded Employer security.

The preceding paragraph shall not apply to the Plan if no Employer corporation or parent corporation of an Employer corporation, has issued any publicly traded Employer security and no Employer corporation or parent corporation of an Employer corporation has issued any special class of stock which grants particular rights to, or bears particular risks for, the holder or issuer with respect to any corporation described in the preceding paragraph which has issued any publicly traded Employer security.

(8) Company Stock - For purposes of this paragraph, Company Stock shall mean Employer securities within the meaning of Section 407(d)(1) of ERISA, which are readily tradable on an established security market. This paragraph only applies to Plans that, pursuant to the final regulations under Section 401(a)(35) of the Code, hold Company stock that is publicly traded.”

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed by its duly authorized representative, this 13th day of December, 2010.

By:	/s/ James P. Williams
Title:	Senior VP, Human Resources
Signature:	James P. Williams

Employer: Cooper Industries

Account Number: JK62202

Plan Name: Cooper Retirement Savings and Stock Ownership Plan

AMENDMENT TO THE

COOPER RETIREMENT SAVINGS AND STOCK OWNERSHIP PLAN

FOR THE EMERGENCY ECONOMIC STABILIZATION ACT OF 2008

The below named Employer hereby amends the Cooper Retirement Savings and Stock Ownership Plan (hereinafter referred to as “the Plan”) pursuant to the authority contained in Section 14.1 of the Plan to reflect certain provisions of the Emergency Economic Stabilization Act of 2008 (EESA). This Amendment is intended to provide good faith compliance with the provisions of EESA discussed below and shall supersede any inconsistent provisions of the Plan.

The Plan is hereby amended as follows:

1. Article VIII entitled “Withdrawals While Employed” is hereby amended by the addition of a new Section 8.5 (along with a corresponding change in the Table of Contents), which shall read as follows:

“Section 8.5 Emergency Economic Stabilization Act (“EESA”) – Qualified Disaster Recovery Assistance Distributions/Recontributions Of Withdrawals Taken For Home Purchases.

(a) Members who were directly affected by floods, severe storms or tornadoes that were in presidentially-declared (FEMA) Midwestern disaster areas between May 20, 2008 and before August 1, 2008, shall have access to the following relief, if they (i) resided in specified affected counties of Arkansas, Illinois, Indiana, Iowa, Kansas, Michigan, Minnesota, Missouri, Nebraska or Wisconsin (“Midwestern Disaster Area”) on the “applicable disaster date” and (ii) were entitled to individual and/or public assistance from the federal government under EESA with respect to damage caused by the disaster. The “applicable disaster date” is the date on which the severe storms, tornadoes and flooding occurred in such affected county in the Midwestern Disaster Area.

Such individuals are eligible to apply for a “Qualified Disaster Recovery Assistance Distribution” from the Plan that will be made on or after the applicable disaster date and before January 1, 2010. Any such distribution (i) may not exceed $100,000 per individual; (ii) is exempt from the 10% IRS early distribution penalty tax; (iii) is not eligible for rollover and therefore is not subject to mandatory 20% federal tax withholding; (iv) Members receiving such distribution(s) are permitted to spread the income tax resulting from receipt of the distribution(s) ratably over 3 years; and (v) may be repaid within 3 years to a traditional IRA, a Code Section 401 (a) or 403(a) qualified plan, a governmental 457(b) plan or a 403(b) plan in which the individual is participating, which is eligible to receive a rollover contribution.

(b) Recontributions of Withdrawals for Home Purchases. Individuals who took a hardship withdrawal from the Plan to purchase a home in the Midwestern Disaster Area may recontribute such distribution to the Plan or to a traditional IRA tax-free. Such amount must be recontributed within five (5) months after the date of enactment of EESA (i.e., by March 3, 2009) in order to receive favorable tax treatment.

The relief set forth in the preceding paragraph requires that the hardship withdrawal have been made at least six (6) months before the applicable disaster date and that the home purchase was not finalized due to such disaster.”

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed by its duly authorized representative, this 13th day of December, 2010.

By:	James P. Williams
Title:	Senior VP, Human Resources
Signature:	/s/ James P. Williams

Plan Name: Cooper Retirement Savings and Stock Ownership Plan

Employer: Cooper Industries

Account Number: JK62202

COOPER RETIREMENT SAVINGS AND STOCK OWNERSHIP PLAN

MARTEK MERGER AMENDMENT

WHEREAS, Martek Power Incorporated (“Martek”) sponsors the Martek Power Retirement Savings Plan (the “Martek Plan”) and Cooper US, Inc. (“Cooper”) sponsors the Cooper Retirement Savings and Stock Ownership Plan (“CO-SAV”);

WHEREAS, Martek has merged with Cooper as of July 28, 2011; and

WHEREAS, Martek desires to merge the Martek Plan into CO-SAV, and Cooper desires to allow such merger into CO-SAV.

NOW, THERFORE BE IT RESOLVED that, effective as of January 1, 2012 (“Effective Date”), CO-SAV is hereby amended to reflect and carry out this merger of the Martek Plan in the manner hereinafter set forth below:

(i)	Reflecting the addition of (1) Martek Power Incorporated; and (2) Martek Power Laser Drive, LLC, as Participating Employers.

(ii)	All participants in the Martek Plan as of December 31, 2011, automatically become Members in CO-SAV.

(iii)	As soon as administratively feasible after the Effective Date, the total account balance of each participant’s account from the Martek Plan will be transferred to CO-SAV.

(iv)	All Years of Service that a participant accrued under the Martek Plan prior to the Effective Date are recognized for purposes of determining their vested interest under CO-SAV.

(v)	The accrued Matching Contributions in the Martek Plan of active participants as of December 31, 2011, continue to vest according to the vesting schedule currently defined under the Martek Plan when merged with CO-SAV.

(vi)	All Matching Contributions to CO-SAV occurring after the Effective Date on behalf of all Members (including all former Martek Plan participants) will be 100% vested at all times.

(vii)	The accrued Nonelective Contributions in the Martek Plan of active participants as of December 31, 2011, continue to vest according to the vesting schedule currently defined under the Martek Plan when merged with CO-SAV.

(viii)	Active participants in the Martek Plan who have three or more Years of Service as of December 31, 2011, continue to vest according to the Nonelective Contribution vesting schedule as defined under the Martek Plan for purposes of future company retirement contributions made under CO-SAV.

(ix)	All Nonelective Contributions to CO-SAV occurring after the Effective Date on behalf of those active participants in the Martek Plan who have less than three Years of Service as of December 31, 2011, are subject to the vesting schedule specified under CO-SAV.

IN WITNESS WHEREOF, this amendment is executed this 22nd day of December, 2011.

COOPER US, INC.

By:	/s/
Title:	VP, Controller